                                         Filed Under Rule 497(e), Securities Act
                                                                File No. 2-28097

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                                   PROSPECTUS

                            CLASS A, B AND C SHARES

                                AUGUST 31, 2001
                          AS REVISED DECEMBER 18, 2001
                             AGGRESSIVE STOCK FUNDS

                              Mid-Cap Growth Fund
                             Multi-Cap Growth Fund
                           Small Company Growth Fund
                            Small Company Value Fund

                                  STOCK FUNDS

                           Capital Appreciation Fund
                                Deep Value Fund
                                  Equity Fund
                               Equity Income Fund
                                  Growth Fund
                             Growth and Income Fund

                               INTERNATIONAL FUND

                           International Growth Fund

                             SECTOR/SPECIALTY FUNDS

                         Global Financial Services Fund
                            Global Health Care Fund
                        Global Socially Responsive Fund
                             Global Technology Fund
                                 Internet Fund
                         Mergers and Acquisitions Fund

                             DOMESTIC HYBRID FUNDS

                                 Balanced Fund
                                  Managed Fund
                           Strategic Allocation Fund

                                  INCOME FUNDS

                           Government Securities Fund
                              High-Yield Bond Fund
                             Tax-Exempt Income Fund
                               Total Return Fund

                               MONEY MARKET FUND

                               Money Market Fund

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

     The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

Introduction................................................    1
Mid-Cap Growth Fund.........................................    2
Multi-Cap Growth Fund.......................................    4
Small Company Growth Fund...................................    6
Small Company Value Fund....................................    8
Capital Appreciation Fund...................................   10
Deep Value Fund.............................................   13
Equity Fund.................................................   15
Equity Income Fund..........................................   17
Growth Fund.................................................   19
Growth and Income Fund......................................   21
International Growth Fund...................................   23
Global Financial Services Fund..............................   25
Global Health Care Fund.....................................   28
Global Socially Responsive Fund.............................   31
Global Technology Fund......................................   33
Internet Fund...............................................   36
Mergers and Acquisitions Fund...............................   39
Balanced Fund...............................................   42
Managed Fund................................................   45
Strategic Allocation Fund...................................   48
Government Securities Fund..................................   50
High-Yield Bond Fund........................................   52
Tax-Exempt Income Fund......................................   55
Total Return Fund...........................................   58
Money Market Fund...........................................   60
Additional Information About the Funds' Investments and
  Risks.....................................................   62
Higher-Risk Securities and Practices........................   64
Shareholder Account Information.............................   66
  Selecting a Share Class...................................   66
  How to Purchase Shares....................................   70
  How to Redeem Your Shares.................................   71
  How to Exchange Your Shares...............................   73
Transaction and Account Policies............................   74
  Dividends, Distributions and Taxes........................   76
Fund Management.............................................   78
  The Investment Advisor....................................   78
  The Fund Managers.........................................   79
Financial Highlights........................................   83

                                  INTRODUCTION

     The Enterprise Group of Funds, Inc. is a mutual fund family that offers different classes of shares in separate investment portfolios or Funds. This prospectus relates to Class A, B and C shares of the Funds. The Funds have individual objectives and strategies to offer investors a broad range of investment alternatives.

     Enterprise Capital Management, Inc. (the "Advisor") is the investment advisor to each Fund. The Advisor selects a Fund Manager for each Fund's portfolio on the basis of a number of criteria, including the Fund Manager's reputation, resources and performance results.

     Before investing in any mutual fund, you should consider the general risks involved. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which these securities trade. In addition, the investments made by a Fund may underperform the market generally or other mutual funds with a similar investment objective of that Fund. As with other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency. A Fund may not achieve its objective. Further, a Fund's objective may not be changed without shareholder approval.

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Mid-Cap Growth Fund."]

                         ENTERPRISE MID-CAP GROWTH FUND

                     FUND PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities of U.S. companies that have mid-size market capitalizations

                     Fund Manager  Nicholas-Applegate Capital Management

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in medium size company stocks for the possibility of higher returns; and want to diversify their portfolios to include mid-sized company stocks

                     Investment Strategies The Mid-Cap Growth Fund primarily invests in companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90% of the Russell Mid-Cap
Growth Index, as measured at the time of purchase by the Fund. Normally, the Fund invests at least 75% of its total assets in common stocks of U.S. mid-sized companies.

The Fund Manager focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the Fund Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

The Fund Manager expects a high portfolio turnover rate of 200% or more. The Fund may lend portfolio securities on a short-term or long-term basis up to 30% of its total assets, including collateral received for securities lent.

Principal Risks The Fund invests in equity securities of U.S. companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, because the Fund invests in mid-capitalization companies, it is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies.

Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders and may have an effect on the Fund's performance.

If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because the Fund does not have returns for a full calendar year.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses(5).................................................         0.82%      0.82%      0.82%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         2.02%      2.57%      2.57%
Less Expense Reimbursements.......................................        (0.42%)    (0.42%)    (0.42%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.60%      2.15%      2.15%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(5) Based on estimated annual amounts.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $630    $1,040
Class B.....................................................   $718    $1,160
Class C.....................................................   $318    $  760
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $630    $1,040
Class B.....................................................   $218    $  760
Class C.....................................................   $218    $  760

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Multi-Cap Growth Fund."]

                        ENTERPRISE MULTI-CAP GROWTH FUND

                     FUND PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or traded in the over-the-counter market

                     Fund Manager  Fred Alger Management, Inc.

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small and medium size company stocks for the possibility of higher returns; and want to diversify their portfolio to include small, medium and large company stocks

                     Investment Strategies The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories:
High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.

Principal Risks As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the volatility of an investment in the Fund and give some indication of the risk by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses. This bar chart shows the performance of the Fund's Class A shares for the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

[Chart Description: Illustrates volatility of an                       BEST QUARTER(1)
investment and shows changes in Class A shares                             13.39%
performance for 2000 which is (30.42).]                               (MARCH 31, 2000)

                                                                        WORST QUARTER
                                                                          (22.53)%
                                                                     (DECEMBER 31, 2000)

-------------------------------------------------------------------------------------------------------------
                                                                                          RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                              INCEPTION(2)
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    -------------------------
DECEMBER 31, 2000)                                                        YEAR                FUND
-------------------------------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Fund(3)........................  Class A     (33.75%)             50.67%
                                                             Class B     (34.19%)             52.74%
                                                             Class C     (31.49%)             54.78%
S&P 500(4).................................................               (9.11%)             (1.40%)

---------------

(1) The best quarter since inception was 47.29% for the quarter ending December 31, 1999.
(2) Inception date for Classes A, B and C is July 1, 1999.
(3) Includes sales charge. A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPO"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

The table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.47%      0.47%      0.47%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.92%      2.47%      2.47%
Less Expense Reimbursements.......................................        (0.07%)    (0.07%)    (0.07%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.85%      2.40%      2.40%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $654    $1,043    $1,456     $2,606
Class B.....................................................   $743    $1,163    $1,509     $2,666
Class C.....................................................   $343    $  763    $1,309     $2,801
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $654    $1,043    $1,456     $2,606
Class B.....................................................   $243    $  763    $1,309     $2,666
Class C.....................................................   $243    $  763    $1,309     $2,801

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Small Company Growth Fund."]

                      ENTERPRISE SMALL COMPANY GROWTH FUND

                     FUND PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Fund Manager  William D. Witter, Inc.

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks



                     Investment Strategies The Small Company Growth Fund invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The Fund Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Fund Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Fund Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Fund Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Fund Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

Principal Risks The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an                        BEST QUARTER
investment and shows changes in Class A shares                             30.84%
performance are 1998-(4.06); 1999-48.22 and 2000-                    (DECEMBER 31, 1999)
0.55]

                                                                        WORST QUARTER
                                                                           -24.45%
                                                                    (SEPTEMBER 30, 1998)

-------------------------------------------------------------------------------------------------
                                                                                     RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                         INCEPTION(1)
(AS OF THE CALENDAR YEAR ENDED                                           PAST ONE    ------------
DECEMBER 31, 2000)                                                         YEAR          FUND
-------------------------------------------------------------------------------------------------
Enterprise Small Company Growth Fund(2).....................  Class A     (4.23%)        8.29%
                                                              Class B     (4.51%)        8.38%
                                                              Class C     (0.85%)        9.19%
Russell 2000(3).............................................              (3.03%)        5.88%

---------------

(1) Inception date for Classes A, B and C is July 17, 1997. Performance reflects annualized return from July 31, 1997 to December 31, 2000.
(2) Includes sales charge.
(3) This unmanaged broad-based index measures the performance of 2,000 small capitalization companies. As of the latest reconstitution, the average market capitalization was approximately $592.0 million and the largest company in the index had an approximate market capitalization of $1,402.7 million. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.53%      0.53%      0.53%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.98%      2.53%      2.53%
Less Expense Reimbursement........................................        (0.13%)    (0.13%)    (0.13%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.85%      2.40%      2.40%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $654    $1,055    $1,480     $2,662
Class B.....................................................   $743    $1,175    $1,534     $2,721
Class C.....................................................   $343    $  775    $1,334     $2,856
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $654    $1,055    $1,480     $2,662
Class B.....................................................   $243    $  775    $1,334     $2,721
Class C.....................................................   $243    $  775    $1,334     $2,856

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Small Company Value Fund."]

                      ENTERPRISE SMALL COMPANY VALUE FUND

                     FUND PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Fund Manager Gabelli Asset Management Company (GAMCO Investors, Inc.)

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks



                     Investment Strategies The Small Company Value Fund invests primarily in common stocks of small capitalization companies that the Fund Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $1.5 billion. The Fund
Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

Principal Risks The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1994-0.34; 1995-9.29; 1996-11.28; 1997-44.24;
1998-5.15; 1999-16.13 and 2000-6.52]

                   BEST QUARTER                                         WORST QUARTER
                      18.94%                                               -17.01%
                  (JUNE 30, 1997)                                   (SEPTEMBER 30, 1998)

-----------------------------------------------------------------------------------------------------------
                                                                                         RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                             INCEPTION(1)
(AS OF THE CALENDAR YEAR ENDED                            PAST ONE    PAST FIVE    ------------------------
DECEMBER 31, 2000)                                          YEAR        YEARS      FUND     RUSSELL 2000(3)
-----------------------------------------------------------------------------------------------------------
Enterprise Small Company Value Fund(2).......  Class A      1.41%       14.74%     12.24%        10.87%
                                               Class B      1.46%       14.99%     14.51%        12.62%
                                               Class C      5.08%         N/A      16.12%        11.16%
Russell 2000(3)..............................              (3.03%)      10.31%

---------------

(1) Inception date for Class A shares is October 1, 1993; inception date for Class B shares is May 1, 1995; inception date for Class C shares is May 1, 1997.
(2) Includes sales charge.
(3) This unmanaged broad-based index measures the performance of 2,000 small capitalization companies. As of the latest reconstitution, the average market capitalization was approximately $592.0 million and the largest company in the index had an approximate market capitalization of $1,402.7 million. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.35%      0.35%      0.35%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.55%      2.10%      2.10%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $625    $  941    $1,280     $2,233
Class B.....................................................   $713    $1,058    $1,329     $2,291
Class C.....................................................   $313    $  658    $1,129     $2,431
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $625    $  941    $1,280     $2,233
Class B.....................................................   $213    $  658    $1,129     $2,291
Class C.....................................................   $213    $  658    $1,129     $2,431

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Capital Appreciation Fund."]

                      ENTERPRISE CAPITAL APPRECIATION FUND

                     FUND PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics

                     Fund Manager  Marsico Capital Management, LLC

                     Who May Want To Invest Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies



                     Investment Strategies The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

Principal Risks The Fund's investment universe consists of large, medium and small capitalization common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1991-59.04; 1992-5.83; 1993-5.71; 1994-(3.46);
1995-25.70; 1996-16.52; 1997-20.27; 1998-30.15; 1999-39.39; 2000-(14.19)]

                   BEST QUARTER                                         WORST QUARTER
                      34.48%                                               -12.72%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 1998)

------------------------------------------------------------------------------------------------------------
                                                                                           RETURN SINCE
                                                                                           INCEPTION(1)
                                                                                       ---------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                      S&P 500/
(AS OF THE CALENDAR YEAR ENDED                    PAST ONE    PAST FIVE    PAST TEN             BARRA GROWTH
DECEMBER 31, 2000)                                  YEAR        YEARS       YEARS      FUND       INDEX(2)
------------------------------------------------------------------------------------------------------------
Enterprise Capital Appreciation
  Fund(3)............................  Class A     (18.26%)     15.76%      16.20%        --          --
                                       Class B     (18.27%)     16.02%        N/A      17.67%      21.00%
                                       Class C     (15.30%)       N/A         N/A      18.74%      16.15%
S&P 500/Barra Growth Index(2)........              (22.08%)     19.18%      17.61%

---------------

(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987; May 1, 1995 and May 1, 1997, respectively.
(2) This unmanaged broad-based index is comprised of U.S. common stocks in the S&P 500 with high price to book ratios. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN A FUND)  CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)(1)...........................     4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)...............................................     None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.32%      0.33%      0.33%
                                                                          -----------------------------
         Total Annual Fund Operating Expenses.....................         1.52%      2.08%      2.08%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $622    $  932    $1,265     $2,201
Class B.....................................................   $711    $1,052    $1,319     $2,267
Class C.....................................................   $311    $  652    $1,119     $2,410
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $622    $  932    $1,265     $2,201
Class B.....................................................   $211    $  652    $1,119     $2,267
Class C.....................................................   $211    $  652    $1,119     $2,410

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Deep Value Fund."]

                           ENTERPRISE DEEP VALUE FUND

                     FUND PROFILE

                     Investment Objective Total return through capital appreciation with income as a secondary consideration

                     Principal Investments  U.S. common stocks

                     Fund Manager  Wellington Management Company, LLP

                     Who May Want To Invest Investors who want the value of their investment to grow with the potential of receiving dividend income



                     Investment Strategies The Fund invests primarily in large capitalization companies whose stocks the Fund Manager considers to be undervalued stocks. The Fund may also invest in companies with mid-sized or small market capitalizations. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Fund Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Fund Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

The Fund may lend portfolio securities on short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Value stocks involve the risk that they may never reach what the Fund Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because the Fund will invest in stocks whose price/earnings ratios may be below the average of the Russell 1000 Value Index, there is a greater risk that they may not reach what the Fund Manager believes is their full market value. These stocks may also decline further in price. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may be higher or lower than that of other types of funds (such as those emphasizing growth stocks). If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because the Fund does not have returns for a full calendar year.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.48%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses(5).................................................         0.75%      0.48%      0.48%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.68%      2.23%      2.23%
Less Expense Reimbursement........................................        (0.18%)    (0.18%)    (0.18%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.50%      2.05%      2.05%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(5) Based on estimated annual amounts.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $620    $  963
Class B.....................................................   $708    $1,080
Class C.....................................................   $308    $  680
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $620    $  963
Class B.....................................................   $208    $  680
Class C.....................................................   $208    $  680

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Equity Fund."]

                             ENTERPRISE EQUITY FUND

                     FUND PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments  U.S. common stocks

                     Fund Manager  TCW Investment Management Company

                     Who May Want To Invest Investors who want the value of their investment to grow but do not need to receive income on their investment



                     Investment Strategies The Equity Fund invests primarily in U.S. common stocks of companies that meet the Fund Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Fund Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets.

Principal Risks The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risk by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.


[Chart Description: Illustrates volatility of an                        BEST QUARTER
investment and shows changes in Class A shares                             19.37%
performance are 1998-9.38; 1999-17.15; 2000-(4.82)]                  (DECEMBER 31, 1999)
                                                                        WORST QUARTER
                                                                           -17.47%
                                                                     (DECEMBER 31, 2000)

--------------------------------------------------------------------------------------------------------
                                                                                       RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                           INCEPTION(1)
(AS OF THE CALENDAR YEAR ENDED                                      PAST ONE      ----------------------
DECEMBER 31, 2000)                                                    YEAR        FUND       S&P 500(2)
--------------------------------------------------------------------------------------------------------
Enterprise Equity Fund(3)..............................  Class A     (9.32%)       9.80%        16.17%
                                                         Class B     (9.97%)      10.03%        16.17%
                                                         Class C     (6.23%)      10.68%        16.17%
S&P 500(2).............................................              (9.11%)      16.17%        16.17%

---------------

(1) Returns track inception date for Classes A, B and C of May 1, 1997.
(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.59%      0.60%      0.58%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.79%      2.35%      2.33%
Less Expense Reimbursement........................................        (0.19%)    (0.20%)    (0.18%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.60%      2.15%      2.15%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $630    $  994    $1,382     $2,465
Class B.....................................................   $718    $1,114    $1,437     $2,531
Class C.....................................................   $318    $  710    $1,229     $2,652
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $630    $  994    $1,382     $2,465
Class B.....................................................   $218    $  714    $1,237     $2,531
Class C.....................................................   $218    $  710    $1,229     $2,652

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Equity Income Fund."]

                         ENTERPRISE EQUITY INCOME FUND

                     FUND PROFILE

                     Investment Objective A combination of growth and income to achieve an above-average and consistent total return

                     Principal Investments  Dividend-paying U.S. common stocks

                     Fund Manager  1740 Advisers, Inc.

                     Who May Want To Invest Investors who want the value of their investment to grow with the potential of receiving dividend income



                     Investment Strategies The Equity Income Fund invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

Principal Risks The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1991-23.56; 1992-8.48; 1993-13.45; 1994-(0.49);
1995-33.40; 1996-17.86; 1997-28.08; 1998-11.13; 1999-7.20; 2000-5.44]

                   BEST QUARTER                                         WORST QUARTER
                      14.94%                                               -8.93%
                  (JUNE 30, 1997)                                   (SEPTEMBER 30, 1998)

--------------------------------------------------------------------------------------------------------------
                                                                                              RETURN SINCE
                                                                                              INCEPTION(1)
                                                                                          --------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                        S&P 500/
(AS OF THE CALENDAR YEAR ENDED                       PAST ONE    PAST FIVE    PAST TEN             BARRA VALUE
DECEMBER 31, 2000)                                     YEAR        YEARS       YEARS      FUND      INDEX(2)
--------------------------------------------------------------------------------------------------------------
Enterprise Equity Income Fund(3).......   Class A      0.43%       12.55%      13.81%        --          --
                                          Class B      0.21%       12.76%        N/A      15.04%      18.59%
                                          Class C      3.95%         N/A         N/A      10.88%      15.33%
S&P 500/Barra Value Index(2)...........                6.08%       16.81%      16.88%

---------------

(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987, May 1, 1995 and May 1, 1997, respectively.
(2) This unmanaged broad-based index is comprised of S&P companies sorted with low price to book ratios. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If it had expenses, its performance would be lower. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.32%      0.32%      0.32%
                                                                          -----------------------------
Total Annual Operating Expenses...................................         1.52%      2.07%      2.07%
Less Expense Reimbursement........................................        (0.02%)    (0.02%)    (0.02%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.50%      2.05%      2.05%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you sell Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $620    $  931    $1,263     $2,200
Class B.....................................................   $708    $1,047    $1,312     $2,258
Class C.....................................................   $308    $  647    $1,112     $2,398
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $620    $  931    $1,263     $2,200
Class B.....................................................   $208    $  647    $1,112     $2,258
Class C.....................................................   $208    $  647    $1,112     $2,398

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Growth Fund."]

                             ENTERPRISE GROWTH FUND

                     FUND PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of large capitalization companies

                     Fund Manager  Montag & Caldwell, Inc.

                     Who May Want To Invest Investors who want the value of their investment to grow but do not need to receive income on their investment

                     Investment Strategies The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

Principal Risks As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1991-41.79; 1992-6.46; 1993-10.59; 1994-(0.99);
1995-39.98; 1996-32.60; 1997-31.76; 1998-30.94; 1999-22.08; 2000-(7.94)]

                   BEST QUARTER                                         WORST QUARTER
                      26.81%                                               -14.03%
                (DECEMBER 31, 1998)                                 (SEPTEMBER 30, 1998)

------------------------------------------------------------------------------------------------------------
                                                                                           RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                               INCEPTION(1)
(AS OF THE CALENDAR YEAR ENDED                    PAST ONE    PAST FIVE    PAST TEN    ---------------------
DECEMBER 31, 2000)                                  YEAR        YEARS       YEARS      FUND       S&P 500(2)
------------------------------------------------------------------------------------------------------------
Enterprise Growth Fund(3)..............  Class A   (12.30%)     19.62%      18.95%        --           --
                                         Class B   (12.54%)     19.91%        N/A      22.13%       20.09%
                                         Class C    (9.21%)       N/A         N/A      16.73%       16.17%
S&P 500(2).............................             (9.11%)     18.32%      17.45%

---------------

(1) Returns track inception dates for Class B shares and Class C shares of May 1, 1995 and May 1, 1997, respectively.
(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.21%      0.21%      0.21%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.41%      1.96%      1.96%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $612    $  900    $1,209     $2,086
Class B.....................................................   $699    $1,015    $1,257     $2,143
Class C.....................................................   $299    $  615    $1,057     $2,285
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $612    $  900    $1,209     $2,086
Class B.....................................................   $199    $  615    $1,057     $2,143
Class C.....................................................   $199    $  615    $1,057     $2,285

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Growth and Income Fund."]

                       ENTERPRISE GROWTH AND INCOME FUND

                     FUND PROFILE

                     Investment Objective Total return through capital appreciation with income as a secondary consideration

                     Principal Investments Broadly diversified group of U.S. common stocks of large capitalization companies

                     Fund Manager  Retirement System Investors Inc.



                     Who May Want To Invest Investors who want the value of their investment to grow with the potential of receiving dividend income

                     Investment Strategies The Growth and Income Fund invests primarily in U.S. common stocks of large capitalization companies that have the potential to provide dividend income. The Fund selects stocks that it believes will appreciate in value, seeking to take advantage of temporary stock price inefficiencies which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Fund, the Fund Manager employs a "value-oriented" strategy. This means that the Fund Manager attempts to identify stocks of companies that have greater value than is recognized by the market generally. The Fund Manager considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The Fund Manager also considers current and projected dividend yields. The Fund Manager compares this information to that of other companies in determining relative value and dividend potential.

Principal Risks The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risk by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.


[Chart Description: Illustrates volatility of an                        BEST QUARTER
investment and shows changes in Class A shares                             19.29%
performance are 1998-16.50; 1999-32.97;                              (DECEMBER 31, 1998)
2000-(0.05)]
                                                                        WORST QUARTER
                                                                           -12.49%
                                                                    (SEPTEMBER 30, 1998)

------------------------------------------------------------------------------------------------------------
                                                                                          RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                              INCEPTION(1)
(AS OF THE CALENDAR YEAR ENDED                                           PAST ONE    -----------------------
DECEMBER 31, 2000)                                                         YEAR      FUND         S&P 500(2)
------------------------------------------------------------------------------------------------------------
Enterprise Growth and Income Fund(3)........................  Class A     (4.79%)    12.02%         11.45%
                                                              Class B     (5.52%)    12.39%         11.45%
                                                              Class C     (1.54%)    13.08%         11.45%
S&P 500(2)..................................................              (9.11%)

---------------

(1) Inception date for Classes A, B and C is July 17, 1997. Performance reflects annualized return from July 31, 1997 to December 31, 1999 for each Class and S&P 500.
(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................       4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................       None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................          0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................          0.45%      1.00%      1.00%
Other Expenses....................................................          0.34%      0.34%      0.34%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................          1.54%      2.09%      2.09%
Less Expense Reimbursement........................................         (0.04%)    (0.04%)    (0.04%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................          1.50%      2.05%      2.05%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $620    $  935    $1,271     $2,219
Class B.....................................................   $708    $1,051    $1,320     $2,277
Class C.....................................................   $308    $  651    $1,120     $2,418
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $620    $  935    $1,271     $2,219
Class B.....................................................   $208    $  651    $1,120     $2,277
Class C.....................................................   $208    $  651    $1,120     $2,418

[Picture Description: Globe: located to the left of the section titled:
"Enterprise International Growth Fund."]

                      ENTERPRISE INTERNATIONAL GROWTH FUND

                     FUND PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments  Non-U.S. equity securities

                     Fund Manager  Vontobel USA Inc.

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of international investing for the possibility of higher returns

                     Investment Strategies The International Growth Fund invests primarily in non-U.S. equity securities that the Fund Manager believes are undervalued. The Fund Manager uses an approach that involves bottom-up stock selection. The Fund Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Fund Manager diversifies investments among European, Australian and Far East ("EAFE") markets.

                     Principal Risks The Fund invests primarily in common stocks of foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1991-12.91; 1992-(0.93); 1993-36.05; 1994-(2.82);
1995-15.17; 1996-12.32; 1997-4.75; 1998-14.28; 1999-39.76; 2000-(19.75)]

                   BEST QUARTER                                         WORST QUARTER
                      31.07%                                               -13.88%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 1998)

---------------------------------------------------------------------------------------------------------
                                                                                          RETURN SINCE
                                                                                          INCEPTION(1)
AVERAGE ANNUAL TOTAL RETURNS                                                           ------------------
(AS OF THE CALENDAR YEAR ENDED                    PAST ONE    PAST FIVE    PAST TEN             MSCI EAFE
DECEMBER 31, 2000)                                  YEAR        YEARS       YEARS      FUND     INDEX(2)
---------------------------------------------------------------------------------------------------------
Enterprise International Growth
  Fund(3)..........................    Class A     (23.57%)      7.51%       9.36%        --         --
                                       Class B     (24.14%)      7.62%        N/A       9.32%      7.22%
                                       Class C     (21.09%)       N/A         N/A       7.06%      8.41%
MSCI EAFE Index(2).................                (14.17%)      7.13%       8.24%

---------------

(1) Inception dates for Class A, Class B and Class C shares are September 14, 1987, May 1, 1995, and May 1, 1997, respectively.
(2) The Morgan Stanley Capital International Europe, Australia and the Far East (MSCI EAFE) Index is a market capitalization weighted, equity index comprised of 1,032 companies that are representative of the market structure of 20 countries, excluding the United States, Canada and other regions such as Latin America. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)(4)  CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees............................................          0.85%      0.85%      0.85%
Distribution and Service (12b-1) Fees(5)............................          0.45%      1.00%      1.00%
Other Expenses......................................................          0.82%      0.64%      0.64%
                                                                             -----------------------------
Total Annual Fund Operating Expenses................................          1.92%      2.49%      2.49%
Less Expense Reimbursement..........................................         (0.07)%    (0.09)%    (0.09)%
                                                                             -----------------------------
Net Annual Fund Operating Expenses..................................          1.85%      2.40%      2.40%
                                                                             -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) As of June 30, 2001.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $661    $1,049    $1,462     $2,612
Class B.....................................................   $752    $1,176    $1,526     $2,686
Class C.....................................................   $352    $  776    $1,326     $2,826
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $661    $1,049    $1,462     $2,612
Class B.....................................................   $252    $  776    $1,326     $2,686
Class C.....................................................   $252    $  776    $1,326     $2,826

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Global Financial Services Fund."]

                   ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

                     FUND PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments Common stocks of domestic and foreign financial services companies

                     Fund Manager  Sanford C. Bernstein & Co., LLC

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income; want investment in the global financial services sector; and are willing to accept the increased risk of international investing for the possibility of higher returns

                     Investment Strategies The Global Financial Services Fund invests primarily in the domestic and foreign financial services industry by normally investing in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The Fund Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.

Principal Risks The Fund invests in common stocks of domestic and foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. Because the Fund concentrates in a single industry sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is more sensitive to fluctuations in interest rates than the economy as a whole. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Fund holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share and price competition.

PERFORMANCE INFORMATION

The bar chart and performance table illustrate the volatility of an investment in the Fund and give some indication of the risk by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses. This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

[Chart Description: Illustrates volatility of an                        BEST QUARTER
investment and shows changes in Class A shares                             18.61%
performance are 1999-(5.01); 2000-21.90]                            (SEPTEMBER 30, 2000)

                                                                        WORST QUARTER
                                                                           -12.58%
                                                                    (SEPTEMBER 30, 1999)

-------------------------------------------------------------------------------------------------------------
                                                                                          RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                              INCEPTION(1)
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    -------------------------
DECEMBER 31, 2000)                                                        YEAR                FUND
-------------------------------------------------------------------------------------------------------------
Enterprise Global Financial Services Fund(2)...............  Class A      16.07%              13.68%
                                                             Class B      16.18%              13.93%
                                                             Class C      20.07%              15.49%
S&P 500(3).................................................               (9.11%)             13.68%

---------------

(1) Inception date for Classes A, B, and C is October 1, 1998.
(2) Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.85%      0.85%      0.85%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.73%      0.76%      0.74%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         2.03%      2.61%      2.59%
Less Expense Reimbursement........................................        (0.28%)    (0.31%)    (0.29%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.75%      2.30%      2.30%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $644    $1,056    $1,492     $2,700
Class B.....................................................   $733    $1,182    $1,558     $2,780
Class C.....................................................   $333    $  778    $1,349     $2,903
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $644    $1,056    $1,492     $2,700
Class B.....................................................   $233    $  782    $1,358     $2,780
Class C.....................................................   $233    $  778    $1,349     $2,903

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Global Health Care Fund."]

                       ENTERPRISE GLOBAL HEALTH CARE FUND

                     FUND PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities of domestic and foreign companies in the health care sector

                     Fund Manager  Nicholas-Applegate Capital Management

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income; want investment in the global health care sector; and are willing to accept the increased risk of international investing for the possibility of higher returns



                     Investment Strategies The Global Health Care Fund normally invests at least 75% of its assets in health care sector equity securities. Normally, the Fund will invest the remainder of its assets in equity securities of other companies it believes will benefit from developments in the health care sector. The Fund considers the health care sector to include any company that designs, manufactures or sells products or services used for or in connection with health care or medicine, so long as the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the health care sector. As an example, these companies can include pharmaceutical companies, biotechnology research firms, medical product sales companies and health care facility operators. The Fund normally will invest at least 65% of its assets in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of companies in the United States. In analyzing specific companies for possible investment, the Fund Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Fund Manager considers whether to sell a particular security when any of those factors materially changes.

The Fund Manager allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

The Fund Manager expects a high portfolio turnover rate of 300% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets, including collateral received for securities lent.

Principal Risks The Fund invests primarily in equity securities of domestic and foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging markets securities may be even more susceptible to these risks. Because the Fund concentrates in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the health care industry is vulnerable to factors affecting the health care industry in particular, such as changes in government regulation and scientific and technological advances. Government regulation may result in increased costs to a company, and scientific and technological advances may result in a company's products becoming obsolete.

The Fund is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Fund's risk because developments affecting an individual issuer have a greater impact on the Fund's performance.

Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders and may have an effect on the Fund's performance.

If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because the Fund does not have returns for a full calendar year.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses(5).................................................         0.58%      0.58%      0.58%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         2.03%      2.58%      2.58%
Less Expense Reimbursement........................................        (0.18%)    (0.18%)    (0.18%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.85%      2.40%      2.40%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(5) Based on estimated annual amounts.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $654    $1,065
Class B.....................................................   $743    $1,185
Class C.....................................................   $343    $  785
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $654    $1,065
Class B.....................................................   $243    $  785
Class C.....................................................   $243    $  785

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Global Socially Responsive Fund."]

                   ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

                     FUND PROFILE

                     Investment Objective  Total return

                     Principal Investments Equity securities of companies located in countries that are included in the MSCI World Index that meet the Fund's social and investment criteria

                     Fund Manager  Rockefeller & Co., Inc.

                     Who May Want To Invest Investors who want to make socially responsible investments and want the value of their investment to grow

                     Investment Strategies The Global Socially Responsive Fund invests primarily in equity securities of companies that the Fund Manager believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far
East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The Fund Manager believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Fund Manager actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Fund does not invest in industries such as tobacco and gambling, weapons or nuclear power, or invest in companies that are known to violate human rights. The Fund Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the Fund Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Fund Manager seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Fund Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness.

Principal Risks The Fund invests primarily in common stocks located in countries that are included in the MSCI World Index. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. competitors. In addition, information regarding foreign companies may not be as readily available as U.S. companies. Therefore, it may be difficult to determine whether foreign companies meet the same social criteria as U.S. companies. The Fund may be restricted by its focus on socially responsive investing and therefore, the investments that the Fund Manager selects may under perform other investments or the stock markets generally.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because the Fund does not have returns for a full calendar year.

FEES AND EXPENSES

The table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)    CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................        4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................        None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)    CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................           0.90%      0.90%      0.90%
Distribution and Service (12b-1) Fees(4)..........................           0.45%      1.00%      1.00%
Other Expenses(5).................................................           0.92%      0.92%      0.92%
                                                                            -----------------------------
Total Annual Fund Operating Expenses..............................           2.27%      2.82%      2.82%
Less Expense Reimbursements.......................................          (0.52%)    (0.52%)    (0.52%)
                                                                            -----------------------------
Net Annual Fund Operating Expenses................................           1.75%      2.30%      2.30%
                                                                            -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(5) Based on estimated annual amounts.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $644    $1,103
Class B.....................................................   $733    $1,225
Class C.....................................................   $333    $  825
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $644    $1,103
Class B.....................................................   $233    $  825
Class C.....................................................   $233    $  825

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Global Technology Fund."]

                       ENTERPRISE GLOBAL TECHNOLOGY FUND

                     FUND PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities

                     Fund Manager  Fred Alger Management, Inc.



                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long-term, who are able to ride out market swings, and who are looking to invest in a diversified global stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.

Investment Strategies The Fund pursues its goal by investing primarily in domestic and foreign companies engaged in technology and technology-related industries. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of domestic and foreign companies that are engaged in the research, design, development, and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts.

The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.

Principal Risks The Fund invests in common stocks of foreign companies. As a result, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions.

Because the Fund concentrates in a single industry sector, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition.

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because the Fund does not have returns for a full calendar year.

FEES AND EXPENSES

The table on the next page describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)    CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................        4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................        None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)    CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................           1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(4)..........................           0.45%      1.00%      1.00%
Other Expenses....................................................           0.83%      0.82%      0.82%
                                                                            -----------------------------
Total Annual Fund Operating Expenses..............................           2.28%      2.82%      2.82%
Less Expense Reimbursements.......................................          (0.38%)    (0.37%)    (0.37%)
                                                                            -----------------------------
Net Annual Fund Operating Expenses................................           1.90%      2.45%      2.45%
                                                                            -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $659    $1,119    $1,604     $2,938
Class B.....................................................   $748    $1,239    $1,656     $2,992
Class C.....................................................   $348    $  839    $1,456     $3,121
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $659    $1,119    $1,604     $2,938
Class B.....................................................   $248    $  839    $1,456     $2,992
Class C.....................................................   $248    $  839    $1,456     $3,121

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Internet Fund."]

                            ENTERPRISE INTERNET FUND

                     FUND PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock of companies primarily engaged in Internet, intranet and other "high tech" related activities

                     Fund Manager  Fred Alger Management, Inc.

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in companies engaged in Internet, intranet and other "high tech" related activities

                     Investment Strategies Under normal conditions, the Internet Fund will invest at least 65% of its assets in the equity securities of companies in the Internet, intranet and in e-commerce enterprises as well as those that develop services and products for the Internet and those that make significant use of the Internet for delivery of services and products. In choosing which companies' stock the Fund should purchase, the Fund Manager invests in those companies listed on a U.S. securities exchange that are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or intranet related businesses. The Fund may also invest in other "high tech" companies. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the "Web"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. An intranet is the application of Web tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communications, video, electronics, office and factory automation and robotics sectors.

Principal Risks As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because of large investments in mid-capitalization, small-capitalization and/or emerging growth companies, the Fund is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. In addition, the value of companies engaged in Internet, Intranet and other "high tech" related activities is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. Therefore, the stocks of companies involved in these sectors tend to be more volatile than stocks in other sectors. As a result, the value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the volatility of an investment in the Fund and give some indication of the risk by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses. This bar chart shows the performance of the Fund's Class A shares for the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.


[Chart Description: Illustrates volatility of an                       BEST QUARTER(1)
investment and shows changes in Class A shares                             12.94%
performance for 2000 which is (51.10)]                                (MARCH 31, 2000)
                                                                        WORST QUARTER
                                                                           -47.36%
                                                                     (DECEMBER 31, 2000)

-------------------------------------------------------------------------------------------------------------
                                                                                          RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                              INCEPTION(2)
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    -------------------------
DECEMBER 31, 2000)                                                        YEAR                FUND
-------------------------------------------------------------------------------------------------------------
Enterprise Internet Fund(3)................................  Class A     (53.42%)             30.65%
                                                             Class B     (53.77%)             32.03%
                                                             Class C     (51.86%)             34.27%
S&P 500(4).................................................               (9.11%)             (1.40%)

---------------

(1) The best quarter since inception was 75.30% for the quarter ending December 31, 1999.
(2) Inception Date for Classes A, B and C is July 1, 1999.
(3) Includes sales charge. A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPO"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)    CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................        4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................        None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)    CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................           1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(4)..........................           0.45%      1.00%      1.00%
Other Expenses....................................................           0.41%      0.41%      0.41%
                                                                            -----------------------------
Total Annual Fund Operating Expenses..............................           1.86%      2.41%      2.41%
                                                                            -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $655    $1,032    $1,433     $2,551
Class B.....................................................   $744    $1,151    $1,485     $2,610
Class C.....................................................   $344    $  751    $1,285     $2,746
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $655    $1,032    $1,433     $2,551
Class B.....................................................   $244    $  751    $1,285     $2,610
Class C.....................................................   $244    $  751    $1,285     $2,746

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Mergers and Acquisitions Fund."]

                    ENTERPRISE MERGERS AND ACQUISITIONS FUND

                     FUND PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments  Domestic equity securities

                     Fund Manager Gabelli Asset Management Company (GAMCO Investors, Inc.)

                     Who May Want To Invest Investors who want an increase in the value of their investment without regard to income and want to diversify their overall portfolio with an investment in a specialty fund that invests in companies that could be subject to a takeover

                     Investment Strategies The Fund Manager will purchase shares of companies believed to be likely acquisition targets within 12 to 18 months. In addition, the Fund Manager will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted.

The Fund Manager may invest in small, mid and large capitalization stocks. The Fund Manager expects a high portfolio turnover rate of 150% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks Because the Fund invests primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in small, mid and large-capitalization companies, it is riskier than funds that invest in only large-capitalization companies since small and mid-capitalization companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies.

The Fund is subject to the risk that the potential private market value of the Fund's stocks will not be realized or that certain of the transactions to which some of the Fund's investments are a part may not be completed, or may be renegotiated or terminated, which may result in losses to the Fund. The investment policies of the Fund may lead to a higher portfolio turnover rate that could increase the Fund's expenses, generate more tangible short-term gains for shareholders and could negatively impact the Fund's performance.

The Fund is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Fund's risk because developments affecting an individual issuer have a greater impact on the Fund's performance.

Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. This turnover may have an effect on the Fund's performance.

If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because the Fund does not have returns for a full calendar year.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.90%      0.90%      0.90%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses(5).................................................         0.83%      0.83%      0.83%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         2.18%      2.73%      2.73%
Less Expense Reimbursement........................................        (0.23%)    (0.23%)    (0.23%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses(6).............................         1.95%      2.50%      2.50%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(5) Based on estimated annual amounts. Includes 0.05% of interest and dividend expense.
(6) Net Annual Fund Operating Expenses include 0.05% of interest and dividend expense, which is not reimbursable by the Advisor.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $664    $1,103
Class B.....................................................   $753    $1,226
Class C.....................................................   $353    $  826
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $664    $1,103
Class B.....................................................   $253    $  826
Class C.....................................................   $253    $  826

[Picture Description: Three Stones lying in a small brook: located to the left of the section titled: "Enterprise Balanced Fund."]

                            ENTERPRISE BALANCED FUND

                     FUND PROFILE

                     Investment Objective  Long-term total return

                     Principal Investments A combination of equity, fixed income and short-term securities

                     Fund Manager  Montag & Caldwell, Inc.

                     Who May Want To Invest Investors who want the value of their investment to grow and also want to receive income on their investment



                     Investment Strategies Generally, between 55% and 75% of the Balanced Fund's total assets will be invested in equity securities, and at least 25% of the Balanced Fund's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the Fund Manager's assessment of the return potential of each asset class. For equity investments, the Fund Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Fund Manager will seek to maintain the Fund's weighted average duration within 20% of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Fund will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

Principal Risks The Fund invests in both common stocks and debt securities. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to events related to the issuer as well as to general economic or governmental events.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares for the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance for 2000 which is (0.65)]

                  BEST QUARTER(1)                                       WORST QUARTER
                       4.33%                                               -4.55%
                (DECEMBER 31, 2000)                                 (SEPTEMBER 30, 2000)

-------------------------------------------------------------------------------------------------------------
                                                                                          RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                              INCEPTION(2)
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    -------------------------
DECEMBER 31, 2000)                                                        YEAR                FUND
-------------------------------------------------------------------------------------------------------------
Enterprise Balanced Fund(3)................................  Class A      (5.43%)              1.15%
                                                             Class B      (6.19%)              1.27%
                                                             Class C      (2.15%)              3.99%
S&P 500(4).................................................               (9.11%)             (1.40%)

---------------

(1) The best quarter since inception was 10.62% for the quarter ending December 31, 1999.
(2) Inception date for Classes A, B and C is July 1, 1999.
(3) Includes sales charge.
(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

The table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through March 15, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         1.11%      1.11%      1.07%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         2.31%      2.86%      2.82%
Less Expense Reimbursement........................................        (1.11%)    (1.11%)    (1.07%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.20%      1.75%      1.75%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $698    $1,162    $1,652     $2,995
Class B.....................................................   $789    $1,286    $1,709     $3,055
Class C.....................................................   $385    $  874    $1,489     $3,147
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $698    $1,162    $1,652     $2,995
Class B.....................................................   $289    $  886    $1,509     $3,055
Class C.....................................................   $285    $  874    $1,489     $3,147

---------------

     On November 15, 2001, the Board of Directors of Enterprise Group of Funds, Inc. approved the reorganization of the Balanced Fund with the Growth Fund (the "Reorganization"). The Reorganization will allow shareholders of the Balanced Fund to pursue a similar investment objective within a larger Fund, which has the potential to offer economies of scale and other benefits. It is anticipated that the Balanced Fund's shareholders will receive in exchange for their Fund shares, shares of the Growth Fund of the same value. The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders' Meeting will be held in the first quarter of 2002 to consider the Reorganization. Fund shareholders will receive information about the Reorganization in a proxy statement/prospectus relating to the Shareholders' Meeting.

[Picture Description: Three Stones lying in a small brook: located to the left of the section titled: "Enterprise Managed Fund."]

                            ENTERPRISE MANAGED FUND

                     FUND PROFILE

                     Investment Objective  Growth of capital over time

                     Principal Investments Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessment of relative investment values

                     Fund Managers  Wellington Management Company, LLP
                                   Sanford C. Bernstein & Co., LLC

                     Who May Want To Invest Investors who want the value of their investment to grow but do not need to receive income on their investment



                     Investment Strategies The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Managers' evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any specific types of investments. However, the Fund invests primarily in equity securities at times when the Fund Managers believe that the best investment values are available in the equity markets. The Fund may invest almost all of its assets in high-quality short-term money market and cash equivalent securities when the Fund Managers deem it advisable to preserve capital. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.

The Fund is managed by two Fund Managers, each of which is allocated cash flows into and out of the Fund on a 50/50 basis.

The Fund Manager expects a high portfolio turnover rate of 100% or more.

Principal Risks The Fund invests in both common stocks and debt securities. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer and economic or political events, increasing the risk that the issuer may default on payments of interest or principal.

Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders and may have an effect on the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1995-2000, which are 1995-37.69; 1996-22.08; 1997-21.05; 1998-7.05; 1999-7.40; 2000-0.46]

                   BEST QUARTER                                         WORST QUARTER
                      13.46%                                               -14.60%
                  (JUNE 30, 1997)                                   (SEPTEMBER 30, 1998)

----------------------------------------------------------------------------------------------------------
                                                                                         RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                             INCEPTION(1)
(AS OF THE CALENDAR YEAR ENDED                              PAST ONE    PAST FIVE    ---------------------
DECEMBER 31, 2000)                                            YEAR        YEARS      FUND       S&P 500(2)
----------------------------------------------------------------------------------------------------------
Enterprise Managed Fund(3).....................  Class A     (4.30%)      10.22%     13.47%       20.39%
                                                 Class B     (4.55%)      10.38%     12.54%       20.09%
                                                 Class C     (1.04%)        N/A       7.90%       16.17%
S&P 500........................................              (9.11%)      18.32%

---------------

(1) Inception dates for Class A, Class B and Class C shares were October 1, 1994; May 1, 1995 and May 1, 1997, respectively.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.32%      0.32%      0.32%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.52%      2.07%      2.07%
Less Expense Reimbursements.......................................        (0.02%)    (0.02%)    (0.02%)
                                                                          -----------------------------
Net Annual Operating Expenses(5)..................................         1.50%      2.05%      2.05%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."

(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(5) Expense information in the table has been restated to reflect the current maximum expense limit that has been agreed to by the Advisor.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $620    $  931    $1,263     $2,200
Class B.....................................................   $708    $1,047    $1,312     $2,258
Class C.....................................................   $308    $  647    $1,112     $2,398
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $620    $  931    $1,263     $2,200
Class B.....................................................   $208    $  647    $1,112     $2,258
Class C.....................................................   $208    $  647    $1,112     $2,398

[Picture Description: Three Stones lying in a small brook: located to the left of the section titled: "Enterprise Strategic Allocation Fund."]

                      ENTERPRISE STRATEGIC ALLOCATION FUND

                     FUND PROFILE

                     Investment Objective Total return, consisting of long-term capital appreciation and current income

                     Principal Investments Domestic equity securities and U.S. Treasury notes and bills

                     Fund Manager  Brinson Advisors, Inc.

                     Who May Want To Invest Investors who want the value of their investment to grow with the potential of receiving income



                     Investment Strategies The Fund Manager allocates the Fund's assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. The
Fund Manager bases the allocation upon the recommendation of its Strategic Allocation Model and reallocates on the first business day of each month.

The stock portion of the Fund is designed to track the S&P 500 Index and is given greater weight in periods of anticipated strong market performance than in weak, reallocating assets to U.S. Treasury notes or bills when a potential bear market or a prolonged market downturn is projected. The Model can recommend stock allocations of 95%, 70%, 45%, 20% or 0%. The Model employs a bond risk premium determination in deciding whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

The Fund Manager may use options and futures to adjust the Fund's exposure to different asset classes or to maintain exposure to stocks and U.S. Treasury notes while maintaining a balance in cash for Fund management purposes. The Fund Manager may also use these instruments to reduce the risk of adverse price movements when investing Fund inflows to facilitate trading and to reduce transaction costs.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks Because the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a risk of investing in the Fund. As for the Fund's fixed income investments, there is the risk that their value will generally fall as interest rates rise.

The Fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. However, the Fund's performance generally will not be identical to the Index because of the allocation between the stock portion and fixed income portion, as well as because of fees and expenses that the Fund bears, and daily purchases and redemptions of Fund shares. The Strategic Allocation Model involves the risk that it may not correctly predict the times to shift the Fund's assets from one type of investment to another.

Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal invested.

In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. However, because the Fund's foreign investments must be denominated in U.S. dollars, it generally is not as vulnerable to the risk of changes in currency valuations.

If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because this is a new Fund.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has agreed to contractually limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses(5).................................................         0.62%      0.62%      0.62%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.82%      2.37%      2.37%
Less Expense Reimbursement........................................        (0.32%)    (0.32%)    (0.32%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.50%      2.05%      2.05%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(5) Based on estimated annual amounts.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $620    $  991
Class B.....................................................   $708    $1,110
Class C.....................................................   $308    $  710
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $620    $  991
Class B.....................................................   $208    $  710
Class C.....................................................   $208    $  710

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Government Securities Fund."]

                     ENTERPRISE GOVERNMENT SECURITIES FUND

                     FUND PROFILE

                     Investment Objective Current income and safety of principal

                     Principal Investments Securities that are obligations of the U.S. Government, its agencies or instrumentalities

                     Fund Manager  TCW Investment Management Company

                     Who May Want To Invest Conservative investors who want to receive income from their investment

                     Investment Strategies The Government Securities Fund invests primarily in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities. Agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States include Fannie Mae and Freddie Mac. To a limited extent, the Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal.

Principal Risks The Government Securities Fund invests primarily in U.S. Government debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. To the extent that the Fund invests in mortgage-backed securities, it is subject to additional risk. A mortgage-backed security pools all interest and principal payments from the underlying mortgages and pays it to the security's owner. The mortgages underlying mortgage-backed securities may mature or be paid off before the stated maturity date. This has a number of drawbacks. First, the Fund may lose money on its investment. Second, the monthly income payments to the Fund may fluctuate. Third, the Fund cannot predict the maturity of its investment with certainty. Fourth, the Fund would invest any resulting proceeds in other securities, generally at the then prevailing lower interest rates.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1991-2000 which are 1991-12.58; 1992-9.93; 1993-9.27; 1994-(7.80); 1995-19.00; 1996-6.29; 1997-8.41; 1998-6.82; 1999-0.58;
2000-10.69]

                   BEST QUARTER                                         WORST QUARTER
                       6.08%                                               -5.16%
                 (MARCH 31, 1995)                                      (JUNE 30, 1994)

--------------------------------------------------------------------------------------------------------------------
                                                                                            RETURN SINCE
                                                                                            INCEPTION(1)
AVERAGE ANNUAL TOTAL RETURNS                                                     -----------------------------------
(AS OF THE CALENDAR YEAR ENDED                 PAST ONE   PAST FIVE   PAST TEN          LEHMAN BROTHERS INTERMEDIATE
DECEMBER 31, 2000)                               YEAR       YEARS      YEARS     FUND     GOVERNMENT BOND INDEX(2)
--------------------------------------------------------------------------------------------------------------------
Enterprise Government Securities
  Fund(3)..........................  Class A     5.40%      5.47%       6.83%     --                  --
                                     Class B     5.09%      5.60%        N/A     6.94%              6.98%
                                     Class C     9.08%       N/A         N/A     6.45%              7.03%
Lehman Brothers Intermediate
  Government Bond Index(2).........             10.47%      6.19%       7.19%

---------------

(1) Inception dates for Class A, Class B and Class C shares were November 17, 1987, May 1, 1995 and May 1, 1997, respectively.
(2) This is an unmanaged broad-based index that includes all issues with maturities of one to 9.99 years contained in the Lehman Brothers Government Bond Index (this index includes all publicly held U. S. Treasury debt or any governmental agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U. S. government with a minimum maturity of one year and minimum outstanding par amount of $1 million) and is constructed the same way. Average weighted maturity is approximately four years. The index excludes transaction and holding charges. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has agreed to contractually limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.60%      0.60%      0.60%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.31%      0.31%      0.30%
                                                                          -----------------------------
Total Annual Operating Expenses...................................         1.36%      1.91%      1.90%
Less Expense Reimbursement........................................        (0.06%)    (0.06%)    (0.05%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.30%      1.85%      1.85%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $601    $  880    $1,179     $2,027
Class B.....................................................   $688    $  994    $1,226     $2,085
Class C.....................................................   $288    $  592    $1,022     $2,218
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $601    $  880    $1,179     $2,027
Class B.....................................................   $188    $  594    $1,026     $2,085
Class C.....................................................   $188    $  592    $1,022     $2,218

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise High-Yield Bond Fund."]

                        ENTERPRISE HIGH-YIELD BOND FUND

                     FUND PROFILE

                     Investment Objective  Maximum current income

                     Principal Investments Debt securities rated below investment grade, which are commonly known as "junk bonds"

                     Fund Manager  Caywood-Scholl Capital Management

                     Who May Want To Invest Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing

                     Investment Strategies The High-Yield Bond Fund invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Fund's investments are selected by the Fund Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Fund Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

The Fund Manager expects a high portfolio turnover rate in excess of 100%.

Principal Risks The Fund invests primarily in below investment-grade debt securities. As a result, the Fund is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A high-yield bond's market price may fluctuate more than higher-quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Fund to dispose of high-yield bonds or to determine their value. High-yield bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower-yielding security. If this occurs, it will result in a decreased return for shareholders.

Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders and may have an effect on the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1991-2000 which are 1991-33.02; 1992-16.69; 1993-17.58; 1994-0.05; 1995-16.00; 1996-12.78; 1997-13.21; 1998-2.29; 1999-3.66;
2000-(2.96)]

                   BEST QUARTER                                         WORST QUARTER
                      11.52%                                               -5.83%
                 (MARCH 31, 1991)                                   (SEPTEMBER 30, 1998)

----------------------------------------------------------------------------------------------------------------
                                                                                              RETURNS SINCE
                                                                                              INCEPTION(1)
                                                                                         -----------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                     LEHMAN BROTHERS
(AS OF THE CALENDAR YEAR ENDED                      PAST ONE    PAST FIVE    PAST TEN              HIGH YIELD
DECEMBER 31, 2000)                                    YEAR        YEARS       YEARS      FUND      BB INDEX(2)
----------------------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Fund(3).....  Class A     (7.58%)       4.58%      10.23%       --           --
                                         Class B     (7.92%)       4.74%        N/A      5.75%        7.96%
                                         Class C     (4.38%)        N/A         N/A      3.19%        5.95%
Lehman Brothers High Yield BB
  Index(2).............................               4.05%        6.61%      10.50%

---------------

(1) Inception dates for Class A, Class B and Class C were November 17, 1987, May 1, 1995 and May 1, 1997, respectively.
(2) This is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Ba1 or lower by Moody's. If a Moody's rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available. The index excludes transaction or holding charges. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN A FUND)  CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)(1)...........................     4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)...............................................     None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.60%      0.60%      0.60%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.37%      0.37%      0.36%
                                                                          -----------------------------
Total Annual Operating Expenses...................................         1.42%      1.97%      1.96%
Less Expense Reimbursement........................................        (0.12%)    (0.12%)    (0.11%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.30%      1.85%      1.85%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."

(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $601    $  892    $1,204     $2,086
Class B.....................................................   $688    $1,007    $1,251     $2,144
Class C.....................................................   $288    $  605    $1,047     $2,276
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $601    $  892    $1,204     $2,086
Class B.....................................................   $188    $  607    $1,051     $2,144
Class C.....................................................   $188    $  605    $1,047     $2,276

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Tax-Exempt Income Fund."]


                       ENTERPRISE TAX-EXEMPT INCOME FUND

                     FUND PROFILE

                     Investment Objective A high level of current income exempt from federal income tax, with consideration given to preservation of principal

                     Principal Investments A diversified portfolio of long-term investment grade municipal bonds

                     Fund Manager  MBIA Capital Management Corp.

                     Who May Want To Invest Investors who want to receive tax-free current income and maintain the value of their investment



                     Investment Strategies The Tax-Exempt Income Fund invests primarily in investment grade, tax-exempt municipal securities. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the Fund Manager tries to limit risk as much as possible. The Fund Manager analyzes municipalities, their credit risk, market trends and investment cycles. The Fund Manager attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the Fund Manager may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund Manager may adopt a longer weighted average maturity. The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20% of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax.

Principal Risks The Fund invests primarily in long-term investment grade debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to economic or governmental events. In addition, an issuer may fail to make timely payments of principal or interest to the Fund. Some investment grade bonds may have speculative characteristics.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1991-2000 which are 1991-11.13; 1992-7.88; 1993-10.76; 1994-(5.69); 1995-14.85; 1996-3.53; 1997-6.96; 1998-5.92;
1999-(2.76); 2000-10.65]

                   BEST QUARTER                                         WORST QUARTER
                       6.78%                                               -5.42%
                 (MARCH 31, 1995)                                     (MARCH 31, 1994)

------------------------------------------------------------------------------------------------------------
                                                                                          RETURNS SINCE
                                                                                          INCEPTION(1)
                                                                                     -----------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                 LEHMAN BROTHERS
(AS OF THE CALENDAR YEAR ENDED                  PAST ONE    PAST FIVE    PAST TEN               MUNICIPAL
DECEMBER 31, 2000)                                YEAR        YEARS       YEARS      FUND     BOND INDEX(2)
------------------------------------------------------------------------------------------------------------
Enterprise Tax-Exempt Income
  Fund(3)............................  Class A    5.39%       3.75%        5.63%      --            --
                                       Class B    5.05%       3.85%         N/A      4.82%        6.84%
                                       Class C    8.96%        N/A          N/A      4.83%        6.60%
Lehman Brothers Municipal Bond
  Index..............................            11.69%       5.84%        7.33%

---------------

(1) Inception dates for Class A, Class B and Class C shares were November 17, 1987, May 1, 1995 and May 1, 1997, respectively.
(2) This is an unmanaged index that includes approximately 1,100 investment grade tax-exempt bonds and is classified into four main sectors: general obligation, revenue, insured and prerefunded. An index does not have an investment advisor and does not pay commissions and expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.
(3) Includes sales charge.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.50%      0.50%      0.50%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.41%      0.41%      0.41%
                                                                          -----------------------------
Total Annual Operating Expenses...................................         1.36%      1.91%      1.91%
Less Expense Reimbursement........................................        (0.26%)    (0.26%)    (0.26%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.10%      1.65%      1.65%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

The example on the next page is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $582     $861     $1,161     $2,011
Class B.....................................................   $668     $975     $1,207     $2,069
Class C.....................................................   $268     $575     $1,007     $2,212
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $582     $861     $1,161     $2,011
Class B.....................................................   $168     $575     $1,007     $2,069
Class C.....................................................   $168     $575     $1,007     $2,212

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Total Return Fund."]

                          ENTERPRISE TOTAL RETURN FUND

                     FUND PROFILE

                     Investment Objective  Total return

                     Principal Investments  Fixed income securities

                     Fund Manager  Pacific Investment Management Company, LLC

                     Who May Want To Invest Income oriented investors who also seek capital appreciation

                     Investment Strategies The Total Return Fund invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the Fund Manager to be of comparable quality. Junk bonds may comprise no more than 20% of the Fund's total assets. In selecting fixed income securities, the Fund Manager will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The
Fund's performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Fund may invest in any of the components of the index.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security.

The Fund may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. For risk management purposes or as part of its investment strategy, the Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

The Fund Manager expects a high portfolio turnover rate of 100% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. This risk will be greater for long-term securities than for short-term securities. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal amount invested. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. Because the Fund may invest in high-yield securities, it may be subject to greater levels of interest rate, credit and liquidity risk. An economic downturn or period of rising interest rates could adversely affect the market for these securities.

Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. This turnover may have an effect on the Fund's performance.

If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because this is a new Fund.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has agreed to contractually limit the Fund's expenses through May 1, 2002, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.65%      0.65%      0.65%
Distribution and Service (12b-1) Fees(4)..........................         0.45%      1.00%      1.00%
Other Expenses(5).................................................         0.64%      0.64%      0.64%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.74%      2.29%      2.29%
Less Expense Reimbursement........................................        (0.39%)    (0.39%)    (0.39%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.35%      1.90%      1.90%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(5) Based on estimated annual amounts.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $606    $  961
Class B.....................................................   $693    $1,078
Class C.....................................................   $293    $  678
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $606    $  961
Class B.....................................................   $193    $  678
Class C.....................................................   $193    $  678

[Picture Description: Tool with coins: located to the left of the section titled: "Enterprise Money Market Fund."]

                          ENTERPRISE MONEY MARKET FUND

                     FUND PROFILE

                     Investment Objective The highest possible level of current income consistent with preservation of capital and liquidity

                     Principal Investments High quality, short-term debt securities, commonly known as money market instruments

                     Fund Manager  Enterprise Capital Management, Inc.

                     Who May Want To Invest Investors who seek an income producing investment with an emphasis on preservation of capital

                     Investment Strategies The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments which present minimal credit risks in the judgment of the Fund Manager. The Fund Manager actively manages the Fund's average maturity based on current interest rates and its outlook of the market.

Principal Risks Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund may not be able to maintain a stable share price at $1.00. Investments in the Fund are neither insured nor guaranteed by the U.S. government.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1991-2000 which are 1991-5.21; 1992-2.92; 1993-2.24; 1994-3.34; 1995-5.05; 1996-4.51; 1997-4.69; 1998-5.04; 1999-4.80;
2000-6.05]

                   BEST QUARTER                                         WORST QUARTER
                       1.57%                                                0.53%
                (DECEMBER 31, 2000)                                    (JUNE 30, 1993)

------------------------------------------------------------------------------------------------------------------
                                                                                            RETURN SINCE
                                                                                            INCEPTION(1)
AVERAGE ANNUAL TOTAL RETURNS                                                      --------------------------------
(AS OF THE CALENDAR YEAR ENDED                  PAST ONE   PAST FIVE   PAST TEN                  IBC TAXABLE MONEY
DECEMBER 31, 2000)                                YEAR       YEARS      YEARS         FUND        MARKET INDEX(2)
------------------------------------------------------------------------------------------------------------------
Enterprise Money Market Fund.........  Class A    6.05%       5.02%      4.38%          --               --
                                       Class B    1.05%       4.45%       N/A         4.61%            5.14%
                                       Class C    5.05%        N/A        N/A         5.12%            5.16%
IBC Taxable Money Market Index.......             5.85%       5.11%      4.65%

---------------

(1) Returns track inception dates for Class B shares and Class C shares of May 1, 1995 and May 1, 1997, respectively.
(2) This is a widely recognized composite of money market funds that invest in taxable short-term money market instruments. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None       None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(1)   1.00%(2)
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.35%      0.35%      0.35%
Distribution and Service (12b-1) Fees.............................         None       None       None
Other Expenses....................................................         0.21%      0.21%      0.21%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         0.56%      0.56%      0.56%
                                                                          -----------------------------

---------------

(1) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $ 57     $179      $313       $701
Class B.....................................................   $557     $579      $513       $701
Class C.....................................................   $157     $179      $313       $701
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $ 57     $179      $313       $701
Class B.....................................................   $ 57     $179      $313       $701
Class C.....................................................   $ 57     $179      $313       $701

                    ADDITIONAL INFORMATION ABOUT THE FUNDS'
                             INVESTMENTS AND RISKS

AGGRESSIVE STOCK, STOCK, INTERNATIONAL, SECTOR/SPECIALTY AND DOMESTIC HYBRID FUNDS' INVESTMENTS

     The table below shows the Aggressive Stock, Stock, International, Sector/Specialty and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

X = Types of securities in which a Fund invests.

                                                                       SECTOR/SPECIALTY FUNDS
                                                GLOBAL     GLOBAL     GLOBAL                               MERGERS
                                               FINANCIAL   HEALTH    SOCIALLY      GLOBAL                    AND
                                               SERVICES     CARE    RESPONSIVE   TECHNOLOGY   INTERNET   ACQUISITIONS
U.S. Stocks*                                       X         X          X            X           X            X
Foreign Stocks                                     X         X          X            X
Bonds


                                                          AGGRESSIVE
                                                            STOCK      INTERNATIONAL   STOCK    DOMESTIC HYBRID
U.S. Stocks*                                                  X              X           X             X
Foreign Stocks                                                               X                         X**
Bonds                                                                                                  X

---------------

 * Each Fund that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $10 billion. Medium capitalization companies generally have market capitalizations ranging from $1.5 billion to $10 billion. Small capitalization companies generally have market capitalizations of $1.5 billion or less. However, there may be some overlap among capitalization categories. The Stock Funds and Domestic Hybrid Funds intend to invest primarily in stocks of large capitalization companies. The Mid-Cap Growth Fund intends to invest primarily in stocks of medium capitalization companies. The Small Company Growth Fund and the Small Company Value Fund intend to invest primarily in the stocks of small capitalization issuers.
** ADRs only.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statements of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal; however, the Managed Fund may invest in securities ordinarily used by other funds for defensive purposes as part of its main investment strategy.

INCOME FUNDS' INVESTMENTS

     The table below shows the Income Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

                                                            GOVERNMENT   HIGH-YIELD   TAX-EXEMPT   TOTAL
                                                            SECURITIES      BOND        INCOME     RETURN
U.S. Government Securities                                      X                                    X
Lower Rated Corporate Debt Securities -- Junk Bonds*                         X                       X
Mortgage-Backed Securities                                      X
Municipal Securities                                                                      X
Foreign Debt Securities                                                                              X

---------------

* In the case of the High-Yield Bond Fund, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's. In the case of the Total Return Fund, "junk bond" refers to any security rated CCC up to BB by Standard & Poor's or Caa to Ba by Moody's; if unrated, then the Fund Manager must determine that the security is of comparable quality.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

MONEY MARKET FUND'S INVESTMENTS

     The Money Market Fund's principal investments include: bank obligations, commercial paper and corporate obligations. The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal or maintain a stable share price of $1.00.

INITIAL PUBLIC OFFERINGS ("IPOS")

     Some of the Funds may participate in the IPO market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs, which have a magnified impact on Funds with small asset bases. There is no guarantee that as those Funds' assets grow they will continue to experience substantially similar performance by investing in IPOs.

                      HIGHER-RISK SECURITIES AND PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Funds may invest and certain higher-risk practices in which the Funds might engage.

FOREIGN SECURITIES. Each of the Funds, except the Money Market Fund, might invest in foreign securities. These are some of the risks in owning foreign securities:

- Currency Fluctuation Risk. When a Fund invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Fund in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Fund's investments could decline as a result.

- Social, Political and Economic Risk. The countries where some of the Funds may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Fund might invest and might disrupt the financial markets of a country in which a Fund has holdings.

- Regulation Risk. The countries where some of the Funds may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result there generally is less publicly available information about foreign companies than about U.S. companies.

- Trading Risk. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Adviser will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

- Custodial and Registration Procedures Risk. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

- Liquidity Risk. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Fund to sell a security at a time or price desired.

- Emerging Securities Markets Risk. To the extent that the Funds invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established market.

HIGH RISK/YIELD SECURITIES. Each of the Funds, except the Balanced Fund and the Strategic Allocation Fund, may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

- Susceptibility to Economic Downturns. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

- Liquidity Risk. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Fund to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds, except the Money Market Fund, may invest in illiquid and restricted securities.

- Illiquid Securities. These are securities that a Fund cannot sell on an open market. This means that a Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

- Restricted Securities. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements under which a Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Funds may not be able to sell the security at the desired time.

HEDGING. Each of the Funds, except the Money Market Fund, may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

- Put and Call Options. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Fund to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

- Futures Transactions. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

- Foreign currency transactions. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Fund than if it had not engaged in such transactions.

SHORT SALES. The Mid-Cap Growth, Multi-Cap Growth, Global Health Care, Mergers and Acquisitions and Total Return Funds may engage in uncovered short sales. All other Funds may engage in covered short sales. A "short sale" is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

A short sale can be covered or uncovered. In a covered short sale, a Fund either
(1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the difference between the market value of the securities and the short sale price. Use of uncovered short sales is a speculative investment technique and has potentially unlimited risk of loss. Accordingly, a Fund will not make uncovered short sales in an amount exceeding the lesser of 2% of the Fund's net assets or 2% of the securities of such class of the issuer.

SECURITIES LENDING. The Mid-Cap Growth, Deep Value, Global Health Care, Mergers and Acquisitions, Strategic Allocation and Total Return Funds may lend portfolio securities. There is a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at the desirable price. Pending the outcome of a proxy vote, all Funds will be able to lend portfolio securities with a value of up to 33 1/3% of a Fund's total assets, including collateral received for securities lent.

ACTIVE PORTFOLIO TRADING. The Mid-Cap Growth, Global Health Care, Mergers and Acquisitions, Managed, High-Yield Bond and Total Return Funds may have high turnover rates that are more likely to generate more taxable short-term gains for shareholders and may have an adverse effect on the Funds' performance.

                        SHAREHOLDER ACCOUNT INFORMATION

SELECTING A SHARE CLASS

     Each Fund offers three classes of shares through this Prospectus: Class A, B and C shares. Each class of shares has its own sales charge and expense structure, which allows you to choose the class of shares best suited to your investment needs. When choosing your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which class is right for you.

     The table below summarizes the key features of Class A, B and C shares. They are described in more detail below.

                                       CLASS A                      CLASS B                      CLASS C
------------------------------------------------------------------------------------------------------------------
Availability?                Generally available through  Available only to investors  Available only to investors
                             most investment dealers.     purchasing less than         purchasing less than
                                                          $250,000 in the aggregate.   $1,000,000 in the
                                                                                       aggregate.
Initial Sales Charge?        Yes (except for Money        No. Entire purchase is       No. Entire purchase is
                             Market Fund Class A shares,  invested in shares of a      invested in shares of a
                             which carry no sales         Fund.                        Fund.
                             charge). Payable at time of
                             purchase. Lower sales
                             charges available for
                             larger investments.
Contingent Deferred Sales    No. (However, we will        Yes. Payable if you redeem   Yes. Payable if you redeem
  Charge ("CDSC")?           charge a CDSC if you sell    your shares within six       your shares within one year
                             within two years of          years of purchase. Amount    of purchase.
                             purchasing shares, on which  of CDSC gradually decreases
                             no initial sales charge was  over time.
                             imposed because the
                             original purchase price
                             exceeded $1 million.)
Distribution and Service     0.45% distribution and       0.75% distribution fee and   0.75% distribution fee and
  Fees?                      service fee (except Money    0.25% service fee (except    0.25% service fee (except
                             Market Fund)                 Money Market Fund)           Money Market Fund)
Conversion to Class A        (Not applicable)             Yes, automatically after     No.
  Shares?                                                 eight years.

     Enterprise Fund Distributors, Inc. (the "Distributor"), a subsidiary of Enterprise Capital Management, Inc., the Advisor to the Funds, is the principal underwriter for shares of the Funds. In addition to distribution and service fees paid by the Funds under the Class A, Class B and Class C distribution plans, the Distributor (or one of its affiliates) may make payments out of its own resources to dealers (including MONY Securities Corp.) and other persons who sell shares of the Funds. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell a significant number of shares.

CLASS A SHARES -- INITIAL SALES CHARGE OPTION

     If you select Class A shares of any Fund other than the Money Market Fund, you will pay a sales charge at the time of purchase. No initial sales charge applies to Class A shares that you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends, and you subsequently exchange those shares for Class A shares of another Fund, an initial sales charge will apply to the Class A purchase. The sales charges applicable to Class A shares are based on the following schedule:

                                                                                     DEALER DISCOUNT OR
                                  SALES CHARGE AS A       SALES CHARGE AS A            AGENCY FEE AS A
                                PERCENTAGE OF OFFERING   PERCENTAGE OF AMOUNT           PERCENTAGE OF
YOUR INVESTMENT(1)                      PRICE                  INVESTED               OFFERING PRICE(2)
-------------------------------------------------------------------------------------------------------------
Up to $99,999................           4.75%                   4.99%                       4.00%
$100,000 up to $249,999......           3.75%                   3.90%                       3.00%
$250,000 up to $499,999......           2.50%                   2.56%                       2.00%
$500,000 up to $999,999(3)...           2.00%                   2.04%                       1.50%
$1,000,000 and up(3).........            None                    None           1% of the first $4.99
                                                                                million; 0.75% of amounts
                                                                                from $5-19.99 million; 0.50%
                                                                                of amounts from $20 million
                                                                                to $100 million; 0.25% of
                                                                                amounts in excess of $100
                                                                                million.

---------------

(1) In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds, except for shares of the Money Market Fund.
(2) From time to time upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips or merchandise. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.
(3) If certain employee benefit plans qualified under Section 401 and 403 of the Internal Revenue Code invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the plan or you redeem shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributor will compensate dealers in connection with purchases of Class A shares in excess of $500,000.

     If you purchase Class A shares, you will also pay a distribution and service fee at an annual rate of 0.45% of the average daily net assets attributable to Class A shares of each Fund.

CLASS B AND C SHARES -- CDSC OPTIONS

     If you select Class B or Class C shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years of purchase or Class C shares within one year, you will be required to pay a CDSC, which will be deducted from your redemption proceeds. If you own Class B or C shares of a Fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid from the Funds' assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the CDSC and the distribution fees to reimburse its expenses of providing distribution-related services to the Funds.

     The Fund will not accept purchase orders for Class B shares in amounts of $250,000 or more, and will not accept purchase orders for Class C shares in amounts of $1,000,000 or more.

     The Class B CDSC gradually decreases as you hold your shares over time, according to the following schedule:

                                                              APPLICABLE CLASS B
YEARS SINCE PURCHASE                                          CONTINGENT DEFERRED
ORDER WAS ACCEPTED                                               SALES CHARGE
---------------------------------------------------------------------------------
One year....................................................        5.00%
Over one year up to two years...............................        4.00%
Over two years up to three years............................        4.00%
Over three years up to four years...........................        3.00%
Over four years up to five years............................        2.00%
Over five years up to six years.............................        1.00%
More than six years.........................................         None

     If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of 1.00%.

DETERMINATION OF THE CDSC

     Each applicable CDSC will be determined using the original purchase cost or current market value of the shares being redeemed, whichever is less. There is no CDSC imposed upon the redemption of reinvested dividends or distributions. Moreover, no CDSC will be charged upon the exchange of shares from one Fund into another. In determining whether a CDSC is payable, we assume that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. If shares of the Money Market Fund are acquired upon an exchange from shares of another Fund, your Money Market Fund shares will continue to be subject to any CDSC that is carried forward from the initial purchase.

     The following example illustrates the calculation of a CDSC. Assume that you make a single purchase of $10,000 of the Fund's Class B shares at a price of $10 per share. Sixteen months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000; the current price per share is $11. If you then redeem $5,500 in share values, (500 shares) the CDSC would apply only to $4,000. That figure is arrived at by taking the entire redemption amount ($5,500) minus the reinvested dividends ($1,000), minus the appreciation per share redeemed ($1 per share X the number of shares redeemed--$500). The charge would be at a rate of 4% ($160) because it was in the second year after the purchase was made.

CLASS A WAIVERS AND REDUCTIONS

     The following individuals and institutions may purchase Class A shares without an initial sales charge:

        - Selling brokers, their employees and their registered representatives.

        - Employees, clients or direct referrals of any Fund Manager or of Evaluation Associates, Inc.

        - Directors, former directors, employees or retirees of the Advisor or of The MONY Group Inc. ("MONY") and its subsidiaries.

        - Family including spouses, parents, siblings, children and grandchildren and employee benefit plans of any of the first three categories.

        - Certain employee benefit plans qualified under Sections 401 and 403 of the Internal Revenue Code ("IRC"), including salary reduction plans qualified under Section 401(k) and certain payroll deduction plans, subject to minimum requirements with respect to number of participants or plan assets which may be established by the Distributor.

        - MONY and its subsidiaries.

        - Clients of fee-based financial planners.

        - Financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity.

     The Class A initial sales charge may be reduced in connection with purchases by members of certain associations, fraternal groups, franchise organizations and unions. There are also several special purchase plans that allow you to combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. For information about initial sales charge reductions, the "Right of Accumulation Discount" and "Letter of Intent Investments," contact your financial advisor or broker, or consult the Statement of Additional Information.

     The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to shares purchased for $1,000,000 or more.

CDSC WAIVERS

     Enterprise will waive your CDSC in connection with:

        - Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under IRC Section 401(a) or from custodial accounts under IRC Section 403(b)(7), deferred compensation plans under the IRC Section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans.

        - The liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

        - Redemption of shares of a shareholder (including a registered joint owner) who has died.

        - Redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being sold becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

        - Redemptions under a Fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account.

        - Redemptions made pursuant to any Individual Retirement Account (IRA) systematic withdrawal based on the shareholder's life expectancy in accordance with the requirements of the IRC.

CONVERSION OF CLASS B SHARES

     Your Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

REINSTATEMENT PRIVILEGE

     If you redeem shares of a Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same Class of the same Fund within 180 days of redemption. Specifically, when you reinvest, the Fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. The return of a CDSC may affect determination of gain or loss relating to the original sale transaction for federal income tax purposes. The Fund may modify or terminate the reinstatement privilege at any time.

PURCHASING, REDEEMING AND EXCHANGING SHARES

     The charts below summarize how to purchase, redeem and exchange shares of the Funds.

  HOW TO PURCHASE SHARES                          IMPORTANT INFORMATION ABOUT PURCHASING SHARES
  Select the Fund and the share Class             Be sure to read this prospectus carefully.
    appropriate for you
  Determine how much you would like to invest     The minimum initial investment for the Funds is $1,000 for each Fund, except:
                                                  - $250 for retirement plans
                                                  - $100 for the Automatic Bank Draft Plan
                                                  The minimum investment for additional purchases is $50 for all accounts except:
                                                  - $25 for retirement plans
                                                  - $25 for the Automatic Bank Draft Plan
  Have your securities dealer submit your         The price of your shares is based on the next calculation of
    purchase order                                net asset value after your order is received by the
                                                  Enterprise Shareholder Services Division of the Transfer
                                                  Agent. All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or your broker/dealer, or in the case of a retirement account, the custodian or trustee. Third-party checks and money
                                                  orders will not be accepted.
  Receive Letter of Intent Discount               You are entitled to a reduced sales charge on $100,000 or
                                                  more of Class A shares purchased within 13 months. The
                                                  minimum investment is 5% of the amount indicated which will be held in escrow in your name. This secures payment of the higher sales charge of shares actually purchased if the full amount indicated is not purchased within 13 months. Escrowed shares will be redeemed to pay additional sales charges if necessary. Escrowed shares will be released when you
                                                  purchase the full amount.
  Receive Right of Accumulation Discount          You are entitled to a reduced sales charge on additional
                                                  purchases of Class A shares if the value of their existing aggregate holdings equals $100,000 or more. [See
                                                  "Shareholder Account Information -- Class A
                                                  Shares -- Initial Sales Charge Option" in the Prospectus for
                                                  more information.] To determine the discount, fund share
                                                  holdings of your immediate family, accounts you control as a single investor, trustee of or participant in pooled and
                                                  similar accounts, will be totaled when you notify Enterprise of the applicable accounts.
  Acquire additional shares through the           Dividends and capital gains distributions may be
    Automatic Reinvestment Plan                   automatically reinvested in the same Class of shares without a sales charge. This does not apply to Money Market Fund
                                                  dividends invested in another Fund.
  Participate in the Automatic Bank Draft Plan    Your bank account may be debited monthly for automatic
                                                  investment into one or more of the Funds for each Class.
  Acquire Additional Shares through the           If you have your bank account linked to your Enterprise
    Automatic Purchase Plan                       account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 Eastern Standard Time and purchase shares at that day's closing price. The money will be taken from your bank account within one to five days.
  Participate in the Automatic Dollar Cost        You may have your shares automatically invested on a monthly
    Averaging Plan                                basis into the same Class of one or more of the Funds. As
                                                  long as you maintain a balance of $1,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another Enterprise Fund or you may open a new account with $100 or more.
  Participate in a Retirement Plan                You may use shares of the Funds to establish a Profit
                                                  Sharing Plan, Money Purchase Plan, Conventional IRA, Roth
                                                  IRA, Educational IRA, other retirement plans funded by
                                                  shares of a Fund and other investment plans which have been approved by the Internal Revenue Service.
                                                  The Distributor pays the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please
                                                  contact the Retirement Plan Department.

  HOW TO REDEEM YOUR SHARES                       IMPORTANT INFORMATION ABOUT REDEEMING YOUR SHARES
  Have your investment dealer submit your         The redemption price of your shares is based on the next
    redemption order                              calculation of net asset value after your order is received.
  Call the Transfer Agent at 1-800-368-3527       You may redeem your shares by telephone if you have
                                                  authorized this service. If you make a telephone redemption request, you must furnish:
                                                  - the name and address of record of the registered owner,
                                                  - the account number and tax i.d. number,
                                                  - the amount to be redeemed, and
                                                  - the name of the person making the request.
                                                  Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund. All telephone
                                                  redemption instructions are recorded and are limited to
                                                  requests of $50,000 or less. If you have previously linked your bank account to your Enterprise account, you can have the proceeds sent via the ACH system to your bank. Provided you call by 4:00 Eastern Standard Time, you will receive the closing price of the day that you call, and the money will be sent to your bank account within one to five days.
  Write the Transfer Agent at:                    You may redeem your shares by sending in a written request.
    Enterprise Shareholder Services               If you own share certificates, they must accompany the
    P.O. Box 219731                               written request. You must obtain a signature guarantee if:
    Kansas City, MO 64121-9731                    - the total redemption proceeds exceed $50,000,
                                                  - the proceeds are to be sent to an address other than the address of record, or
                                                  - the proceeds are to be sent to a person other than the
                                                    registered holder.
                                                  You can generally obtain a signature guarantee from the
                                                  following sources:
                                                  - a member firm of a domestic securities exchange;
                                                  - a commercial bank;
                                                  - a savings and loan association;
                                                  - a credit union; or
                                                  - a trust company.
                                                  Corporations, executors, administrators, trustees or
                                                  guardians may need to include additional documentation with a request to redeem shares and a signature guarantee.
  Payment of Proceeds In General                  The Funds normally will make payment of redemption proceeds within seven days after your request has been properly made and received. When purchases are made by check or periodic account investment, redemption proceeds may not be available until the investment being redeemed has been in the account for seven calendar days. The Funds may suspend the
                                                  redemption privilege or delay sending redemption proceeds
                                                  for more than seven days during any period when the New York
                                                  Stock Exchange is closed or an emergency warranting such
                                                  action exists as determined by the Securities and Exchange
                                                  Commission.
  Receipt of Proceeds By Wire                     For a separate $10 charge, you may request that your
                                                  redemption proceeds of $250,000 or less be wired. If you
                                                  submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send wire to any other bank, a signature guarantee is required.
                                                  If you authorize the Transfer Agent to accept telephone wire requests, any authorized person may make such requests at
                                                  1-800-368-3527. However, on a telephone request, your
                                                  proceeds may be wired only to a bank previously designated by you in writing. If you have authorized expedited wire
                                                  redemption, shares can be sold and the proceeds sent by
                                                  federal wire transfer to previously designated bank
                                                  accounts. Otherwise, proceeds normally will be sent to the designated bank account the following business day. To
                                                  change the name of the single designated bank account to
                                                  receive wire redemption proceeds, you must send a written
                                                  request with signature(s) guaranteed to the Transfer Agent.

  HOW TO REDEEM YOUR SHARES                       IMPORTANT INFORMATION ABOUT REDEEMING YOUR SHARES
  Use of Check Writing                            If you hold an account with a balance of more than $5,000 in
                                                  Class A shares of the Money Market Fund you may redeem your shares of that Fund by redemption check. You may make
                                                  redemption checks payable in any amount from $500 to
                                                  $100,000. You may write up to five redemption checks per
                                                  month without charge. Each additional redemption check in
                                                  any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing Optional
                                                  Features section of account application.
                                                  The Funds may charge a $25 fee for stopping payment of a
                                                  redemption check upon your request. It is not possible to
                                                  use a redemption check to close out an account since
                                                  additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares
                                                  being redeemed were purchased by exchanged shares of another
                                                  Fund on which a CDSC was applicable. The Funds will honor
                                                  the check only if there are sufficient funds available in
                                                  your Money Market Fund account to cover the fee amount of
                                                  the check plus applicable CDSC, if any.
  Participate in the Bank Purchase and            You may initiate an Automatic Clearing House (ACH) Purchase
    Redemption Plan                               or Redemption directly to a bank account when you have
                                                  established proper instructions, including all applicable
                                                  bank information, on the account.
  Participate in a Systematic Withdrawal Plan     If you have at least $5,000 in your account you may
                                                  participate in a systematic withdrawal plan. Under a plan, you may arrange monthly, quarterly, semi-annual or annual
                                                  automatic withdrawals of at least $100 from any Fund. The
                                                  proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, such as an affiliate of MONY. The $5,000 minimum
                                                  account size is not applicable to Individual Retirement
                                                  Accounts. The maximum annual rate at which Class B shares
                                                  may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The Funds process sales
                                                  through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a
                                                  business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient
                                                  number of full and fractional shares will be redeemed to
                                                  make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account.
                                                  You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The Funds will not
                                                  knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time.
                                                  The Advisor will waive the CDSC on redemptions of shares
                                                  made pursuant to a systematic withdrawal plan.
                                                  The Funds may amend the terms of a systematic withdrawal
                                                  plan on 30 days' notice. You or the Funds may terminate the plan at any time.

  HOW TO EXCHANGE YOUR SHARES                     IMPORTANT INFORMATION ABOUT EXCHANGING YOUR SHARES
  Select the Fund into which you want to          You can exchange your shares of a Fund for the same Class of
    exchange. Be sure to read the prospectus      shares of any other Fund.
    describing the Fund into which you want to
    exchange.
                                                  No CDSC will be charged upon the exchange of shares but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other
                                                  distributions and excluding redemptions or exchanges from
                                                  the Money Market Fund and redemptions made through a
                                                  Systematic Withdrawal Plan), for exchanges or redemptions of a value of $25,000 or more, a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the
                                                  remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may
                                                  disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.
                                                  However, if shares of the Money Market Fund are acquired
                                                  upon an exchange from shares of another Fund, your Money
                                                  Market Fund shares will continue to be subject to any CDSC that is carried forward from the initial purchase. Shares of a Fund subject to an exchange will be processed at net asset value next determined after the Transfer Agent receives your exchange request. In determining the CDSC applicable to
                                                  shares being redeemed subsequent to an exchange, we will
                                                  take into account the length of time you held shares prior to the exchange.
                                                  If your exchange results in the opening of a new account in a Fund, you are subject to the applicable minimum investment requirements. Original investments in the Money Market Fund which are transferred to other Funds are considered
                                                  purchases rather than exchanges.
  Call the Transfer Agent at 1-800-368-3527       If you authorize the Transfer Agent to act upon telephone
                                                  exchange requests, you or anyone who can provide the
                                                  Transfer Agent with account registration information may
                                                  exchange by telephone.
                                                  If you exchange your shares by telephone, you must furnish:
                                                  - the name of the Fund you are exchanging from,
                                                  - the name and address of the registered owner,
                                                  - the account number and tax i.d. number,
                                                  - the dollar amount or number of shares to be exchanged,
                                                  - the Fund into which you are exchanging, and
                                                  - the name of the person making the request.
  Write the Transfer Agent at:                    To exchange by letter, you must state:
    Enterprise Shareholder Services               - the name of the Fund you are exchanging from,
    P.O. Box 219731                               - the account name(s) and address,
    Kansas City, MO 64121-9731                    - the account number,
                                                  - the dollar amount or number of shares to be exchanged, and
                                                  - the Fund into which you are exchanging.
                                                  You must also sign your name(s) exactly as it appears on
                                                  your account statement.
  Log on to www.enterprisefunds.com               Log into your account and enter "Fund Exchange."

                        TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES

     When you purchase shares, you pay the offering price, which is net asset value, plus any applicable sales charges. When you redeem your shares, you receive the net asset value, minus any applicable CDSC. The Funds calculate a share's net asset value by dividing net assets of each class by the total number of outstanding shares of such class.

     The Funds calculate net asset value after the close of regular trading on each day the New York Stock Exchange is open.

     Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors.

     If market quotations are not readily available or do not accurately reflect fair value for a security, such security may be valued at its fair value, as determined by methods approved by the Board of Directors. A fund may use fair value pricing if, for example, a security's value is affected by a significant event that occurs after the close of the primary exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur with domestic securities as well. For example, if a significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Fund's net asset value, the Fund may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.

     Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.

     The Money Market Fund seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the Money Market Fund will be able to do so.

     The different expenses borne by each class of shares of a Fund will result in different net asset values and dividends for each class. The net asset values of the three classes of each Fund may, however, converge immediately after the recording of dividends.

EXECUTION OF REQUESTS

     The net asset value used in determining your purchase, redemption or exchange price is the one next calculated after your order is received by the Fund. Price calculations will be based on trades placed in good order by the close of regular trading on each day the New York Stock Exchange is open. The Distributor or the Fund may reject any order. From time to time, the Funds may suspend the sale of shares. In such event, existing shareholders normally will be permitted to continue to purchase additional shares of the same class and to have dividends reinvested.

     The Funds normally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price in securities (redemption in kind), in which case, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Funds have made an election that requires them to pay $250,000 of redemption proceeds in cash, subject to other restrictions as described in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     If you elect to exchange or redeem your shares by telephone, you are subject to the risk that neither the Funds nor the Transfer Agent will be liable for properly acting upon unauthorized telephone instructions believed to be genuine. The Funds use reasonable procedures to confirm that telephone instructions are genuine. However, if appropriate measures are not taken, the Funds may be liable for any losses that may occur to an account due to an unauthorized telephone call.

EXCHANGES AND REDEMPTIONS

     The Funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals or may restrict an exchange from any Fund until shares have been held in that Fund for at least seven days. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

     In addition, if a Fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the Fund reserves the right to refuse any exchange order that could involve actual or potential harm to the Fund.

     If you redeem or exchange shares of a Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), for exchanges or redemptions of a value of $25,000 or more, a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

SHARE CERTIFICATES

     The Funds do not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Funds' Transfer Agent, which will send you a statement of shares owned in each Fund following each transaction in your account. If you wish to have certificates for your shares, you may request them from the Transfer Agent by writing to Enterprise Shareholder Services, P.O. Box 219731, Kansas City, MO 64121-9731. The Funds do not issue certificates for fractional shares. You may redeem or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available if you hold certificates.

SMALL ACCOUNTS

     For accounts with balances under $1,000, an annual service charge of $25 per account registration per Fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts.

     If your account balance drops to $500 or less, a Fund may close out your account and mail you the proceeds. You will always be given at least 45 days written notice to give you time to add to your account and avoid redeeming your shares.

REPORTS TO SHAREHOLDERS

     Every year the Funds will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information. To reduce expenses, the Funds will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct the Funds or your financial adviser otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund will distribute substantially all of its net investment income and realized net capital gains, if any.

     Each Fund makes distributions of capital gains and declares and pays dividends of net investment income, if any, at least annually. The following Funds declare daily and pay monthly dividends of net investment income:
Government Securities Fund, High-Yield Bond Fund, Tax-Exempt Income Fund, Total Return Fund and Money Market Fund.

     Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Fund and Class on which they were paid at the net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. Alternatively, if you contact the Transfer Agent, you may elect to receive dividends or capital gains distributions, or both, in cash.

     You will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares. The Funds intend to make distributions that will either be taxed as ordinary income or capital gains. It is expected that distributions from the Income Funds (other than exempt interest dividends paid by the Tax-Exempt Income Fund) and the Money Market Fund generally will be taxed as ordinary income. If, for any taxable year, a Fund distributes income from dividends from domestic corporations, and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the ordinary income dividends they receive.

     If you redeem shares of a Fund or exchange them for shares of another Fund, unless you are a dealer, you generally will recognize capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss, if you held such shares for more than 12 months. The maximum long-term capital gain tax rate for individuals is currently 20%.

     Income received by the Funds from investments in securities issued by foreign issuers may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

     The Funds are required to withhold 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-Up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.

     Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares.

Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

     Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for the corporate and individual alternative minimum tax. If the Tax-Exempt Income Fund invests in private activity bonds, you may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The receipt of exempt-interest dividends also may have additional tax consequences. Certain of these are described in the Statement of Additional Information.

     The treatment for state and local tax purposes of distributions from the Tax-Exempt Income Fund representing municipal securities interest will vary according to the laws of state and local taxing authorities.

     The foregoing summarizes some of the federal income tax considerations with respect to the Funds and their shareholders. It is not a substitute for personal tax advice. You should consult your tax advisor for more information regarding the potential tax consequences of an investment in the Funds under all applicable tax laws.

     The Funds will mail statements indicating the tax status of your distributions to you annually.

                                FUND MANAGEMENT

THE INVESTMENT ADVISOR

     Enterprise Capital Management, Inc. serves as the investment advisor to each of the Funds. The Advisor selects Fund Managers for the Funds, subject to the approval of the Board of Directors of the Funds, and reviews each Fund Manager's continued performance. Evaluation Associates, Inc., which has had 31 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Fund Managers. The Advisor also provides various administrative services and acts as Fund Manager for the Money Market Fund.

     The Securities and Exchange Commission has issued an exemptive order that permits the Advisor to enter into or amend Agreements with Fund Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with Board approval, to employ new Fund Managers for the Funds, change the terms of the Agreements with Fund Managers or enter into a new Agreement with a Fund Manager. Shareholders of a Fund have the right to terminate an Agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Fund. The Funds will notify shareholders of any Fund Manager changes or other material amendments to the Agreements with Fund Managers that occur under these arrangements.

     The Advisor, which was incorporated in 1986, served as principal investment advisor to Alpha Fund, Inc., the predecessor of the Enterprise Growth Fund. The Advisor also serves as investment advisor to Enterprise Accumulation Trust and Enterprise International Group of Funds. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.

     The following table sets forth the fee paid to the Advisor for the fiscal year ended December 31, 2000 by each Fund. The Advisor in turn compensated each Fund Manager at no additional cost to the Fund.

                                                                  FEE (AS A PERCENTAGE OF
    NAME OF FUND                                                    AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------
    Mid-Cap Growth Fund.........................................           0.75%
    Multi-Cap Growth Fund.......................................           1.00%
    Small Company Growth Fund...................................           1.00%
    Small Company Value Fund....................................           0.75%
    Capital Appreciation Fund...................................           0.75%
*   Deep Value Fund.............................................           0.75%
    Equity Fund.................................................           0.75%
    Equity Income Fund..........................................           0.75%
    Growth Fund.................................................           0.75%
    Growth and Income Fund......................................           0.75%
    International Growth Fund...................................           0.85%
    Global Financial Services Fund..............................           0.85%
    Global Health Care Fund.....................................           1.00%
    Global Socially Responsive Fund.............................           0.90%
    Global Technology Fund......................................           1.00%
    Internet Fund...............................................           1.00%
*   Mergers and Acquisitions Fund...............................           0.90%
    Balanced Fund...............................................           0.75%
    Managed Fund................................................           0.75%
*   Strategic Allocation Fund...................................           0.75%
    Government Securities Fund..................................           0.60%
    High-Yield Bond Fund........................................           0.60%
    Tax-Exempt Income Fund......................................           0.50%
*   Total Return Fund...........................................           0.65%
    Money Market Fund...........................................           0.35%

* Because the Deep Value Fund, Mergers and Acquisitions Fund, Total Return Fund and Strategic Allocation Fund were not in existence on December 31, 2000, the fees in the table above reflect the fees that will be paid to the Advisor for the fiscal year ending December 31, 2001.

THE FUND MANAGERS

     The following chart sets forth certain information about each of the Fund Managers other than the Advisor, which acts as the Fund Manager to the Money Market Fund. The Fund Managers are responsible for the day-to-day management of the Funds. The Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of $600 billion for all clients, including The Enterprise Group of Funds.


  NAME OF FUND AND NAME AND                            THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                                  EXPERIENCE                              FUND MANAGERS
  Mid-Cap Growth Fund                       Nicholas-Applegate was organized as a     Day-to-day management of this Fund is
                                            partnership in 1984. As of March 31,      performed by an investment management
  Nicholas-Applegate Capital Management     2001, it had $27.5 billion under          team.
  ("Nicholas-Applegate")                    management. Usual investment minimum is
  600 West Broadway                         $10 million for an institutional
  San Diego, CA 92101                       account.
  Multi-Cap Growth Fund                     Alger has been an investment adviser      Fred Alger and Dave Hyun are the
                                            since 1964. As of March 31, 2001, total   individuals responsible for the
  Fred Alger Management, Inc.               assets under management for all clients   day-to-day management of the Fund. Mr.
  ("Alger")                                 were approximately $14 billion. Usual     Alger founded Alger in 1964 and has
  78 Headquarters Plaza,                    investment minimum is $5 million.         served as Chairman since then. Since
  West Tower, 4th Floor                                                               2001, he has also served as President.
  Morristown, NJ 07960                                                                Mr. Hyun has been employed by Alger
                                                                                      since 2001 as Executive Vice President
                                                                                      and Portfolio Manager. From 2000-2001,
                                                                                      Mr. Hyun served as a Portfolio Manager
                                                                                      at Oppenheimer Funds. Mr. Hyun
                                                                                      previously served at Alger from
                                                                                      1991-1997 as an analyst and as Senior
                                                                                      Vice President and Portfolio Manager.
  Small Company Growth Fund                 Witter has provided investment            William D. Witter, President of Witter,
                                            counseling since 1977. As of March 31,    and Paul B. Phillips, Managing Director
  William D. Witter, Inc.                   2001, total assets under management for   of Witter, are responsible for the
  ("Witter")                                all clients were $1.4 billion. Usual      day-to-day management of the Fund. They
  One Citicorp Center                       investment minimum is $1 million.         have decades combined experience in the
  153 East 53rd Street                                                                investment industry. Mr. Witter and Mr.
  New York, New York 10022                                                            Phillips have been employed in their
                                                                                      present positions by Witter since 1977
                                                                                      and 1996, respectively. Mr. Phillips
                                                                                      previously worked at Bankers Trust
                                                                                      Company from 1965 to 1995, serving as
                                                                                      Senior Portfolio Manager from 1986 to
                                                                                      1995.
  Small Company Value Fund                  GAMCO's predecessor, Gabelli & Company,   Mario J. Gabelli has served as Chief
                                            Inc., was founded in 1977. As of March    Investment Officer of GAMCO since its
  Gabelli Asset Management Company          31, 2001, total assets under management   inception in 1977 and is responsible for
  ("GAMCO")                                 for all clients were $22.3 billion.       the day-to-day management of the Fund.
  One Corporate Center                      Usual investment minimum is $1 million.   He has more than 29 years' experience in
  Rye, New York 10580                                                                 the investment industry.
  Capital Appreciation Fund                 The Board of Directors named Marsico      Thomas F. Marsico is responsible for the
                                            Fund Manager effective November 1, 1999.  day-to-day management of the Fund. He
  Marsico Capital Management, LLC           Marsico has been providing investment     has more than 20 years of investment
  ("Marsico")                               counseling since 1997. As of March 31,    industry experience. He founded Marsico
  1200 17th Street                          2001, total assets under management for   in 1997 and has served as Marsico's
  Suite 1300                                all clients were approximately $12.8      Chairman and Chief Investment Officer
  Denver, Colorado 80202                    billion. Usual investment minimum is      since then. Immediately before founding
                                            $100 million.                             Marsico, he previously served as
                                                                                      Portfolio Manager for Janus Capital
                                                                                      Corporation from 1986 to 1997.
  Deep Value Fund                           Wellington Management has provided        Wellington Management uses a team of
                                            investment counseling services since      analysts that specialize in value
  Wellington Management Company, LLP        1928, and as of March 31, 2001, had       oriented investing led by John R. Ryan.
  ("Wellington Management")                 assets under management for all clients   John R. Ryan, CFA, Senior Vice President
  75 State Street                           of over $273 billion. The usual separate  and Managing Partner of Wellington
  Boston, Massachusetts 02109               account investment is generally $20       Management, is responsible for
                                            million.                                  day-to-day management of the Fund. He
                                                                                      has been a portfolio manager at
                                                                                      Wellington Management since joining the
                                                                                      firm in 1981.


  NAME OF FUND AND NAME AND                            THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                                  EXPERIENCE                              FUND MANAGERS
  Equity Fund                               The Board of Directors named TCW Fund     Glen E. Bickerstaff is responsible for
                                            Manager effective November 1, 1999. TCW   the day-to-day management of the Fund
  TCW Investment Management Company         was founded in 1971 and as of March 31,   and is a Managing Director of TCW, which
  ("TCW")                                   2001, TCW and its affiliated companies    he joined in May of 1998 in that
  865 South Figueroa Street                 had approximately $80 billion under       position. He has more than 19 years of
  Suite 1800                                management. Usual investment minimum for  investment industry experience, and he
  Los Angeles, California 90017             equity accounts is $100 million.          previously served as Senior Portfolio
                                                                                      Manager and Vice President for
                                                                                      Transamerica Investment Services
                                                                                      immediately before joining TCW from 1987
                                                                                      to 1988.
  Equity Income Fund                        1740 Advisers has been providing          John V. Rock, President and Director of
                                            investment counseling since 1971. 1740    1740 Advisers, is responsible for the
  1740 Advisers, Inc.                       Advisers is an affiliate of the Advisor.  day-to-day investment management of the
  ("1740 Advisers")                         Total assets under management for 1740    Fund and has more than 35 years'
  1740 Broadway                             Advisers as of March 31, 2001, were       experience in the investment industry.
  New York, New York 10019                  approximately $1.4 billion. Usual         He has served as President of 1740
                                            investment minimum is $20 million.        Advisers since 1974.
  Growth Fund                               Montag & Caldwell has served as the Fund  Ronald E. Canakaris, President and Chief
                                            Manager to Alpha Fund, Inc., the          Investment Officer of Montag & Caldwell,
  Montag & Caldwell, Inc.                   predecessor of the Growth Fund, since     is responsible for the day-to-day
  ("Montag & Caldwell")                     the Fund was organized in 1968. Montag &  investment management of the Growth Fund
  3455 Peachtree Road, N.E.                 Caldwell and its predecessors have been   and has more than 30 years' experience
  Suite 1200                                engaged in the business of providing      in the investment industry. He has been
  Atlanta, Georgia 30326-3248               investment counseling to individuals and  President of Montag & Caldwell for more
                                            institutions since 1945. Total assets     than 16 years.
                                            under management for all clients were
                                            approximately $24.1 billion as of March
                                            31, 2001. Usual investment minimum is
                                            $40 million.
  Growth and Income Fund                    RSI has served as Fund Manager for        James P. Coughlin, President and Chief
                                            Retirement System Fund Inc. Core Equity   Investment Officer of RSI, is
  Retirement System Investors Inc.          Fund, the predecessor of The Growth and   responsible for the day-to-day
  ("RSI")                                   Income Fund, since that Fund was          management of the Fund and has more than
  317 Madison Avenue                        organized in 1991. RSI has been engaged   30 years' experience in the investment
  New York, New York 10017                  in providing investment advisory          industry. He has served as President and
                                            services since 1983. Total assets under   Chief Investment Officer of RSI since
                                            management for RSI were $1.0 billion as   1989.
                                            of March 31, 2001.
  International Growth Fund                 Vontobel has provided investment          Fabrizio Pierallini, Senior Vice
                                            counseling since 1984. Vontobel's assets  President and Managing Director of
  Vontobel USA Inc.                         under management for all clients were     International Investments is responsible
  ("Vontobel")                              $1.7 billion as of March 31, 2001. Usual  for the day-to-day management of the
  450 Park Avenue                           investment minimum is $10 million.        Fund. Mr. Pierallini has been employed
  New York, New York 10022                                                            by Vontobel since 1994 as Senior Vice
                                                                                      President and Managing Director. He
                                                                                      previously served as associate
                                                                                      director/portfolio manager for the Swiss
                                                                                      Bank and has more than 18 years
                                                                                      experience in the investment industry.
  Global Financial Services Fund            Sanford Bernstein was established in      The day-to-day management of this Fund
                                            2000 as successor to Sanford C.           is performed by Sanford Bernstein's
  Sanford C. Bernstein & Co., LLC           Bernstein & Co., Inc., which was          International Value Equity Policy Group,
  ("Sanford Bernstein")                     established in 1967. As of March 31,      chaired by Andrew S. Adelson, who has
  1345 Avenue of the Americas               2001, Sanford C. Bernstein had $10        more than 20 years' experience in the
  New York, New York 10105                  billion in assets under management.       investment industry. He joined Sanford
                                            Usual investment minimum is $5 million.   Bernstein in 1980 and has served as
                                                                                      Chief Investment Officer of
                                                                                      International Value Equities since 2000.
                                                                                      Prior to that, he served as Chief
                                                                                      Investment Officer of International
                                                                                      Investment Services since 1990.
  Global Health Care Fund                   Nicholas-Applegate was organized as a     Day-to-day management of this Fund is
                                            partnership in 1984. As of March 31,      performed by an investment management
  Nicholas-Applegate                        2001, it had $27.5 billion under          team.
  600 West Broadway                         management. Usual investment minimum is
  San Diego, CA 92101                       $10 million for an institutional
                                            account.


  NAME OF FUND AND NAME AND                            THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                                  EXPERIENCE                              FUND MANAGERS
  Global Socially Responsive Fund           Rockefeller was incorporated in 1979 and  Farha-Joyce Haboucha, Co-director of
                                            as of March 31, 2001, had $4.1 billion    Socially Responsive Investments is
  Rockefeller & Co., Inc.                   under management. Usual investment        responsible for the day-to-day
  ("Rockefeller")                           minimum is $10 million for separately     management of the Fund. Ms. Haboucha has
  30 Rockefeller Plaza,                     managed accounts and $5 million for       been employed by Rockefeller since 1997
  54th floor                                pooled investment vehicles.               as a Senior Portfolio Manager. Before
  New York, New York 10112                                                            joining Rockefeller, she previously
                                                                                      served for 10 years as a Senior
                                                                                      Portfolio Manager and Co-director of
                                                                                      Socially Responsive Investment Services
                                                                                      at Neuberger & Berman and has more than
                                                                                      18 years experience in the investment
                                                                                      industry.
  Global Technology Fund                    Alger has been an investment advisor      Fred Alger and Dan Chung are the
                                            since 1964. As of March 31, 2001, total   individuals responsible for the
  Alger                                     assets under management for all clients   day-to-day management of the Fund. Mr.
  78 Headquarters Plaza,                    were approximately $14 billion. Usual     Alger founded Alger in 1964 and has
  West Tower, 4th Floor                     investment minimum is $5 million.         served as Chairman since then. Since
  Morristown, NJ 07960                                                                2001, he has also served as President.
                                                                                      Mr. Chung has been employed by Alger
                                                                                      since 1995 as Senior Vice President and
                                                                                      Senior Analyst. Since 2001, Mr. Chung
                                                                                      has served as Chief Investment Officer.
  Internet Fund                             Alger has been an investment advisor      Fred Alger and Dan Chung are the
                                            since 1964. As of March 31, 2001, total   individuals responsible for the
  Alger                                     assets under management for all clients   day-to-day management of the Fund. Mr.
  78 Headquarters Plaza,                    were approximately $14 billion. Usual     Alger founded Alger in 1964 and has
  West Tower, 4th Floor                     investment minimum is $5 million.         served as Chairman since then. Since
  Morristown, NJ 07960                                                                2001, he has also served as President.
                                                                                      Mr. Chung has been employed by Alger
                                                                                      since 1995 as Senior Vice President and
                                                                                      Senior Analyst. Since 2001, Mr. Chung
                                                                                      has served as Chief Investment Officer.
  Mergers and Acquisitions Fund             GAMCO's predecessor, Gabelli & Company,   Mario J. Gabelli has served as Chief
                                            Inc., was founded in 1977. As of March    Investment Officer of GAMCO since its
  GAMCO                                     31, 2001, total assets under management   inception in 1977 and is responsible for
  One Corporate Center                      for all clients were $22.3 billion.       the day-to-day management of the Fund.
  Rye, New York 10580                       Usual investment minimum is $1 million.   He has more than 29 years' experience in
                                                                                      the investment industry.
  Balanced Fund                             Montag & Caldwell has served as the Fund  Ronald E. Canakaris, President and Chief
                                            Manager to Alpha Fund, Inc., the          Investment Officer of Montag & Caldwell
  Montag & Caldwell                         predecessor of the Growth Fund, since     and Helen M. Donahue, Assistant Vice
  3455 Peachtree Road, N.E.                 the Fund was organized in 1968. Montag &  President, are responsible for the
  Suite 1200                                Caldwell and its predecessors have been   day-to-day investment management of the
  Atlanta, Georgia 30326-3248               engaged in the business of providing      Balanced Fund. They have more than 36
                                            investment counseling to individuals and  years' combined experience in the
                                            institutions since 1945. Total assets     investment industry. Mr. Canakaris has
                                            under management for all clients were     been President of Montag & Caldwell for
                                            approximately $24.1 billion as of March   more than 16 years. Ms. Donahue has
                                            31, 2001. Usual investment minimum is     served as Assistant Vice President since
                                            $40 million.                              1997 and immediately prior to that
                                                                                      served as Senior Consultant at Ernst &
                                                                                      Young, L.L.P. in 1997. She was the
                                                                                      Assistant Vice President of Legg Mason
                                                                                      Capital Management from 1991-1996.
  Managed Fund                              The two Fund Managers are allocated cash  James Rullo, a partner of Wellington
                                            flows into and out of the Fund on a       Management who has 14 years of
  Wellington Management                     50/50 basis.                              experience in the investment industry,
  75 State Street                                                                     is responsible for day-to-day management
  Boston, Massachusetts 02109               Wellington Management has provided        of the Fund. He has been a partner with
   and                                      investment counseling services since      Wellington Management since 1994.
  Sanford Bernstein                         1928, and as of March 31, 2001, had
  1345 Avenue of the Americas               assets under management for all clients   Day-to-day management of Sanford
  New York, New York 10105                  of over $273 billion. The usual minimum   Bernstein's portion of the Fund will be
                                            for separate account investment is        handled by Sanford Bernstein's
                                            generally $20 million.                    Structured Equities Investment Policy
                                                                                      Group, chaired by Steven Pisarkiewicz,
                                            Sanford Bernstein was established in      who has 15 years of experience in the
                                            2000 as successor to Sanford C.           investment industry. He joined Sanford
                                            Bernstein & Co., Inc., which was          Bernstein in 1989 and assumed his
                                            established in 1967. As of March 31,      current position as Chief Investment
                                            2001, Sanford & Bernstein had $10         Officer for Structured Equity Services
                                            billion in assets under management.       in 1998. He previously served as
                                            Usual investment minimum is $5 million.   Managing Director of Institutional
                                                                                      Services from 1991-1997 and as Senior
                                                                                      Portfolio Manager for U.S. Equity
                                                                                      investment group from 1997-1998.


  NAME OF FUND AND NAME AND                            THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                                  EXPERIENCE                              FUND MANAGERS
  Strategic Allocation Fund                 Brinson Advisors is the successor to      T. Kirkham Barneby is responsible for
                                            Mitchell Hutchins Asset Management Inc.   day-to-day management of the Fund. He is
  Brinson Advisors, Inc.                    ("Mitchell Hutchins"), which has          a Managing Director and Chief Investment
  ("Brinson Advisors")                      provided investment counseling for over   Officer of quantitative investments of
  51 West 52nd Street                       50 years. As of May 31, 2001, assets      Brinson Advisors and has held these
  New York, New York 10019                  under management were $70.7 billion.      positions since 1995. Prior to that, he
                                            Usual account minimum is $100 million.    worked at Vantage Global Management for
                                                                                      one year and at Mitchell Hutchins for
                                                                                      eight years as a Senior Vice President.
                                                                                      He has 29 years experience.
  Government Securities Fund                The firm was founded in 1971 and as of    Philip A. Barach and Jeffrey E.
                                            March 31, 2001, TCW and its affiliated    Gundlach, Managing Directors of TCW are
  TCW                                       companies had approximately $80 billion   responsible for the day-to-day
  865 South Figueroa Street                 under management or committed for         investment management of the Fund and
  Suite 1800                                management in various fiduciary advisory  have more than 37 years' combined
  Los Angeles, California 90017             capacities. Usual investment minimum for  experience in the investment industry.
                                            fixed income accounts is $35 million.     They have served as Managing Directors
                                                                                      since they joined TCW in 1987 and 1985,
                                                                                      respectively.
  High-Yield Bond Fund                      Caywood-Scholl has provided investment    James Caywood, Managing Director and
                                            advice with respect to high-yield, low    Chief Investment Officer of
  Caywood-Scholl Capital Management         grade fixed income instruments since      Caywood-Scholl, is responsible for the
  ("Caywood-Scholl")                        1986. As of March 31, 2001, assets under  day-to-day management of the Fund. He
  4350 Executive Drive, Suite 125           management for all clients were           has more than 30 years' investment
  San Diego, California 92121               approximately $1.6 billion. Usual         industry experience. He joined
                                            investment minimum is $1 million.         Caywood-Scholl in 1986 as Managing
                                                                                      Director and Chief Investment Officer
                                                                                      and has held those positions since 1986.
  Tax-Exempt Income Fund                    MBIA has provided investment counseling   Sue Voltz is responsible for day-to-day
                                            services since 1987. As of March 31,      management of the Fund. She joined MBIA
  MBIA Capital Management Corp. ("MBIA")    2001, assets under management for all     as Director and Portfolio Manager and
  113 King Street                           clients were approximately $20.8          has held those positions since joining
  Armonk, New York 10504                    billion. Usual investment minimum is $10  the firm in 1994. Prior to joining MBIA,
                                            million.                                  she served as Assistant Vice President,
                                                                                      Portfolio Manager and Analyst at Dean
                                                                                      Witter InterCapital Inc. from 1991-1994.
                                                                                      She has 18 years investment experience.
  Total Return Fund                         PIMCO has provided investment counseling  William H. Gross leads a team that since 1971. As of March 31, 2001, assets  manages the Fund. He is a Managing
  Pacific Investment Management Company,    under management were $219.8 billion.     Director, Chief Investment Officer and a
  LLC                                       Usual account minimum is $75 million.     founding partner of PIMCO. He has been
  ("PIMCO")                                                                           with PIMCO since 1971.
  840 Newport Center Drive, Suite 300
  Newport Beach, CA 92660

                              FINANCIAL HIGHLIGHTS
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS)

    The financial highlights table is intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). Except as indicated, this information has been audited by PricewaterhouseCoopers LLP, independent auditors. The Fund's financial statements and the independent auditors' report thereon are in the Semi-Annual Report, which may be obtained without charge by calling the Fund at 800-368-3527. The financial highlights for the Fund are not provided because these Funds have been in operation for under six months.

                                                                                  FOR THE PERIOD
                                                              SIX MONTHS ENDED       10/31/00
                                                               JUNE 30, 2001         THROUGH
          ENTERPRISE MID-CAP GROWTH FUND (CLASS A)              (UNAUDITED)          12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  8.73            $ 10.00
Net Investment Income (Loss)................................        (0.04)(F)          (0.04)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (2.32)             (1.23)
                                                              -----------------------------------
Total from Investment Operations............................        (2.36)             (1.27)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  6.37            $  8.73
                                                              -----------------------------------
Total Return(C).............................................       (27.03)%(B)        (12.70)%(B)
Net Assets End of Period (In Thousands).....................      $ 3,182            $ 2,336
Ratio of Expenses to Average Net Assets.....................         1.60%(A)           1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.58%(A)          15.21%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.15)%(A)         (0.74)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (3.13)%(A)        (14.35)%(A)
Portfolio Turnover Rate.....................................           67%                17%(B)

                                                                                  FOR THE PERIOD
                                                              SIX MONTHS ENDED       10/31/00
                                                               JUNE 30, 2001         THROUGH
          ENTERPRISE MID-CAP GROWTH FUND (CLASS B)              (UNAUDITED)          12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  8.73            $ 10.00
Net Investment Income (Loss)................................        (0.06)(F)          (0.09)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (2.32)             (1.18)
                                                              -----------------------------------
Total from Investment Operations............................        (2.38)             (1.27)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  6.35            $  8.73
                                                              -----------------------------------
Total Return(D).............................................       (27.26)%(B)        (12.70)%(B)
Net Assets End of Period (In Thousands).....................      $ 2,975            $ 1,429
Ratio of Expenses to Average Net Assets.....................         2.15%(A)           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.96%(A)          15.76%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.72)%(A)         (1.30)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (3.53)%(A)        (14.91)%(A)
Portfolio Turnover Rate.....................................           67%                17%(B)

                                                                                  FOR THE PERIOD
                                                              SIX MONTHS ENDED       10/31/00
                                                               JUNE 30, 2001         THROUGH
          ENTERPRISE MID-CAP GROWTH FUND (CLASS C)              (UNAUDITED)          12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  8.71            $ 10.00
Net Investment Income (Loss)................................        (0.06)(F)          (0.08)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (2.30)             (1.21)
                                                              -----------------------------------
Total from Investment Operations............................        (2.36)             (1.29)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  6.35            $  8.71
                                                              -----------------------------------
Total Return(D).............................................       (27.10)%(B)        (12.90)%(B)
Net Assets End of Period (In Thousands).....................      $ 2,008            $ 1,111
Ratio of Expenses to Average Net Assets.....................         2.15%(A)           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         4.00%(A)          15.76%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.71)%(A)         (1.31)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (3.57)%(A)        (14.92)%(A)
Portfolio Turnover Rate.....................................           67%                17%(B)

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Effective September 1, 1995, ratio includes expenses paid indirectly. F Based on average monthly shares outstanding.

                                                                                                      FOR THE PERIOD
                                                              SIX MONTHS ENDED                         JULY 1, 1999
                                                               JUNE 30, 2001        YEAR ENDED            THROUGH
ENTERPRISE MULTI-CAP GROWTH FUND (CLASS A)                      (UNAUDITED)      DECEMBER 31, 2000   DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  9.56            $  13.74             $  5.00
Net Investment Income (Loss)................................        (0.03)(F)           (0.14)(F)           (0.05)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.10)              (4.04)               9.00
                                                              --------------------------------------------------------
Total from Investment Operations............................        (1.13)              (4.18)               8.95
                                                              --------------------------------------------------------
Dividends from Net Investment Income........................           --                  --                  --
Distributions from Capital Gains............................           --                  --               (0.21)
                                                              --------------------------------------------------------
Total Distributions.........................................           --                  --               (0.21)
                                                              --------------------------------------------------------
Net Asset Value End of Period...............................      $  8.43            $   9.56             $ 13.74
                                                              --------------------------------------------------------
Total Return(C).............................................       (11.82)%(B)         (30.42)%            179.26%(B)
Net Assets End of Period (In Thousands).....................      $72,594            $ 81,279             $49,206
Ratio of Expenses to Average Net Assets.....................         1.85%(A)            1.85%               1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         2.01%(A)            1.92%               2.43%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.81)%(A)          (1.10)%             (1.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (0.97)%(A)          (1.16)%             (1.64)%(A)
Portfolio Turnover Rate.....................................           42%                127%                 32%

                                                                                                      FOR THE PERIOD
                                                              SIX MONTHS ENDED                         JULY 1, 1999
                                                               JUNE 30, 2001        YEAR ENDED            THROUGH
ENTERPRISE MULTI-CAP GROWTH FUND (CLASS B)                      (UNAUDITED)      DECEMBER 31, 2000   DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  9.49            $  13.70             $  5.00
Net Investment Income (Loss)................................        (0.06)(F)           (0.21)(F)           (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.09)              (4.00)               8.98
                                                              --------------------------------------------------------
Total from Investment Operations............................        (1.15)              (4.21)               8.91
                                                              --------------------------------------------------------
Dividends from Net Investment Income........................           --                  --                  --
Distributions from Capital Gains............................           --                  --               (0.21)
                                                              --------------------------------------------------------
Total Distributions.........................................           --                  --               (0.21)
                                                              --------------------------------------------------------
Net Asset Value End of Period...............................      $  8.34            $   9.49             $ 13.70
                                                              --------------------------------------------------------
Total Return(D).............................................       (12.12)%(B)         (30.73)%            178.45%(B)
Net Assets End of Period (In Thousands).....................      $77,512            $ 87,458             $39,854
Ratio of Expenses to Average Net Assets.....................         2.40%(A)            2.40%               2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         2.56%(A)            2.47%               2.90%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.36)%(A)          (1.63)%             (1.64)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (1.52)%(A)          (1.70)%             (2.14)%(A)
Portfolio Turnover Rate.....................................           42%                127%                 32%

                                                                                                      FOR THE PERIOD
                                                              SIX MONTHS ENDED                         JULY 1, 1999
                                                               JUNE 30, 2001        YEAR ENDED            THROUGH
ENTERPRISE MULTI-CAP GROWTH FUND (CLASS C)                      (UNAUDITED)      DECEMBER 31, 2000   DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  9.48             $ 13.70             $  5.00
Net Investment Income (Loss)................................        (0.06)(F)           (0.21)(F)           (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.09)              (4.01)               8.98
                                                              --------------------------------------------------------
Total from Investment Operations............................        (1.15)              (4.22)               8.91
                                                              --------------------------------------------------------
Dividends from Net Investment Income........................           --                  --                  --
Distributions from Capital Gains............................           --                  --               (0.21)
                                                              --------------------------------------------------------
Total Distributions.........................................           --                  --               (0.21)
                                                              --------------------------------------------------------
Net Asset Value End of Period...............................      $  8.33             $  9.48             $ 13.70
                                                              --------------------------------------------------------
Total Return(D).............................................       (12.13)%(B)         (30.80)%            178.46%(B)
Net Assets End of Period (In Thousands).....................      $25,872             $30,826             $13,864
Ratio of Expenses to Average Net Assets.....................         2.40%(A)            2.40%               2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         2.56%(A)            2.47%               2.92%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.35)%(A)          (1.63)%             (1.62)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (1.52)%(A)          (1.70)%             (2.14)%(A)
Portfolio Turnover Rate.....................................           42%                127%                 32%

                                                SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                 JUNE 30, 2001     ----------------------------------       OCTOBER 1 THROUGH
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS A)    (UNAUDITED)       2000        1999            1998        DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........       $ 30.90        $ 33.26     $ 22.44         $23.39            $ 26.61
Net Investment Income (Loss).................         (0.20)(F)      (0.43)(F)   (0.35)(F)      (0.32)(F)          (0.40)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................         (0.73)          0.44       11.17          (0.63)             (2.27)
                                                -----------------------------------------------------------------------------
Total from Investment Operations.............         (0.93)          0.01       10.82          (0.95)             (2.67)
                                                -----------------------------------------------------------------------------
Dividends from Net Investment Income.........            --             --          --             --                 --
Distributions from Capital Gains.............            --          (2.37)         --             --              (0.55)
                                                -----------------------------------------------------------------------------
Total Distributions..........................            --          (2.37)         --             --              (0.55)
                                                -----------------------------------------------------------------------------
Net Asset Value End of Period................       $ 29.97        $ 30.90     $ 33.26         $22.44            $ 23.39
                                                -----------------------------------------------------------------------------
Total Return(C)..............................         (3.01)%(B)      0.55%      48.22%         (4.06)%           (10.04)%(B)
Net Assets End of Period (In Thousands)......       $37,080        $35,921     $19,024         $8,194            $ 4,861
Ratio of Expenses to Average Net Assets......          1.85%(A)       1.85%       1.85%          1.85%              1.85%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................          2.01%(A)       1.98%       2.29%          2.66%              2.38%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................         (1.34)%(A)     (1.26)%     (1.38)%        (1.43)%            (1.56)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         (1.50)%(A)     (1.39)%     (1.82)%        (2.24)%            (2.09)%(A)
Portfolio Turnover Rate......................            23%            53%         62%           151%                24%(A)

                                                  FOR THE PERIOD
                                                 JULY 17 THROUGH
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS A)  SEPTEMBER 30, 1997
----------------------------------------------  ------------------
Net Asset Value Beginning of Period..........         $24.54
Net Investment Income (Loss).................          (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................           2.12
                                                ------------------
Total from Investment Operations.............           2.07
                                                ------------------
Dividends from Net Investment Income.........             --
Distributions from Capital Gains.............             --
                                                ------------------
Total Distributions..........................             --
                                                ------------------
Net Asset Value End of Period................         $26.61
                                                ------------------
Total Return(C)..............................           8.44%(B)
Net Assets End of Period (In Thousands)......         $2,102
Ratio of Expenses to Average Net Assets......           1.85%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................           4.48%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................          (1.61)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................          (4.25)%(A)
Portfolio Turnover Rate......................            158%(A)

                                                SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                 JUNE 30, 2001     ----------------------------------       OCTOBER 1 THROUGH
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS B)    (UNAUDITED)       2000        1999            1998        DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........       $ 30.11        $ 32.62     $ 22.13         $23.33            $ 26.58
Net Investment Income (Loss).................         (0.27)(F)      (0.61)(F)   (0.48)(F)      (0.41)(F)          (0.47)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................         (0.69)          0.47       10.97          (0.79)             (2.23)
                                                -----------------------------------------------------------------------------
Total from Investment Operations.............         (0.96)         (0.14)      10.49          (1.20)             (2.70)
                                                -----------------------------------------------------------------------------
Dividends from Net Investment Income.........            --             --          --             --                 --
Distributions from Capital Gains.............            --          (2.37)         --             --              (0.55)
                                                -----------------------------------------------------------------------------
Total Distributions..........................            --          (2.37)         --             --              (0.55)
                                                -----------------------------------------------------------------------------
Net Asset Value End of Period................       $ 29.15        $ 30.11     $ 32.62         $22.13            $ 23.33
                                                -----------------------------------------------------------------------------
Total Return(D)..............................         (3.19)%(B)      0.10%      47.40%         (5.14)%           (10.16)%(B)
Net Assets End of Period (In Thousands)......       $40,503        $38,084     $19,798         $8,760            $ 2,842
Ratio of Expenses to Average Net Assets......          2.40%(A)       2.40%       2.40%          2.40%              2.40%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................          2.56%(A)       2.53%       2.84%          3.24%              2.93%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................         (1.89)%(A)     (1.81)%     (1.93)%        (1.94)%            (2.11)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         (2.06)%(A)     (1.94)%     (2.37)%        (2.78)%            (2.64)%(A)
Portfolio Turnover Rate......................            23%            53%         62%           151%                24%(A)

                                                  FOR THE PERIOD
                                                 JULY 17 THROUGH
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS B)  SEPTEMBER 30, 1997
----------------------------------------------  ------------------
Net Asset Value Beginning of Period..........         $24.54
Net Investment Income (Loss).................          (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................           2.09
                                                ------------------
Total from Investment Operations.............           2.04
                                                ------------------
Dividends from Net Investment Income.........             --
Distributions from Capital Gains.............             --
                                                ------------------
Total Distributions..........................             --
                                                ------------------
Net Asset Value End of Period................         $26.58
                                                ------------------
Total Return(D)..............................           8.31%(B)
Net Assets End of Period (In Thousands)......         $1,099
Ratio of Expenses to Average Net Assets......           2.40%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................           5.52%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................          (2.18)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................          (5.29)%(A)
Portfolio Turnover Rate......................            158%(A)

                                                SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                 JUNE 30, 2001     ----------------------------------       OCTOBER 1 THROUGH
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS C)    (UNAUDITED)       2000        1999            1998        DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........       $ 30.21        $ 32.73     $ 22.21         $23.32            $ 26.57
Net Investment Income (Loss).................         (0.27)(F)      (0.62)(F)   (0.47)(F)      (0.41)(F)          (0.62)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................         (0.69)          0.47       10.99          (0.70)             (2.08)
                                                -----------------------------------------------------------------------------
Total from Investment Operations.............         (0.96)         (0.15)      10.52          (1.11)             (2.70)
                                                -----------------------------------------------------------------------------
Dividends from Net Investment Income.........            --             --          --             --                 --
Distributions from Capital Gains.............            --          (2.37)         --             --              (0.55)
                                                -----------------------------------------------------------------------------
Total Distributions..........................            --          (2.37)         --             --              (0.55)
                                                -----------------------------------------------------------------------------
Net Asset Value End of Period................       $ 29.25        $ 30.21     $ 32.73         $22.21            $ 23.32
                                                -----------------------------------------------------------------------------
Total Return(D)..............................         (3.18)(B)       0.07%      47.37%         (4.76)%           (10.16)%(B)
Net Assets End of Period (In Thousands)......       $ 8,486        $ 8,596     $ 4,654         $2,481            $   795
Ratio of Expenses to Average Net Assets......          2.40%(A)       2.40%       2.40%          2.40%              2.40%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................          2.56%(A)       2.53%       2.84%          3.24%              2.93%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................         (1.89)%(A)     (1.81)%     (1.93)%        (1.93)%            (2.11)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         (2.05)%(A)     (1.94)%     (2.37)%        (2.77)%            (2.64)%(A)
Portfolio Turnover Rate......................            23%            53%         62%           151%                24%(A)

                                                  FOR THE PERIOD
                                                 JULY 17 THROUGH
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS C)  SEPTEMBER 30, 1997
----------------------------------------------  ------------------
Net Asset Value Beginning of Period..........         $24.54
Net Investment Income (Loss).................          (0.07)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................           2.10
                                                ------------------
Total from Investment Operations.............           2.03
                                                ------------------
Dividends from Net Investment Income.........             --
Distributions from Capital Gains.............             --
                                                ------------------
Total Distributions..........................             --
                                                ------------------
Net Asset Value End of Period................         $26.57
                                                ------------------
Total Return(D)..............................           8.27%(B)
Net Assets End of Period (In Thousands)......         $  201
Ratio of Expenses to Average Net Assets......           2.40%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................           5.91%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................          (2.15)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................          (5.65)%(A)
Portfolio Turnover Rate......................            158%(A)

                                               SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2001     ---------------------------------------------------------
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS A)    (UNAUDITED)        2000         1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........      $   7.84       $   8.53     $   7.92     $  7.75     $  5.74     $  5.43
Net Investment Income (Loss).................          0.00(F,G)     (0.01)(F)    (0.02)(F)   (0.03)(F)    0.01       (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................          0.63           0.51         1.28        0.42        2.53        0.62
                                               ----------------------------------------------------------------------------
Total from Investment Operations.............          0.63           0.50         1.26        0.39        2.54        0.61
                                               ----------------------------------------------------------------------------
Dividends from Net Investment Income.........            --             --           --          --          --          --
Distributions from Capital Gains.............            --          (1.19)       (0.65)      (0.22)      (0.53)      (0.30)
                                               ----------------------------------------------------------------------------
Total Distributions..........................            --          (1.19)       (0.65)      (0.22)      (0.53)      (0.30)
                                               ----------------------------------------------------------------------------
Net Asset Value End of Period................      $   8.47       $   7.84     $   8.53     $  7.92     $  7.75     $  5.74
                                               ----------------------------------------------------------------------------
Total Return(C)..............................         (8.04)%(B)      6.52%       16.13%       5.15%      44.24%      11.28%
Net Assets End of Period (In Thousands)......      $200,656       $174,043     $135,222     $79,867     $45,310     $17,308
Ratio of Expenses to Average Net Assets......          1.54%(A)       1.55%        1.63%       1.75%       1.75%       1.75%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................          1.54%(A)       1.55%        1.63%       1.85%       1.95%       2.38%
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................         (0.07)%(A)     (0.12)%      (0.22)%     (0.37)%      0.05%      (0.13)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         (0.07)%(A)     (0.12)%      (0.22)%     (0.48)%     (0.15)%     (0.76)%
Portfolio Turnover Rate......................            16%            71%          46%         33%         63%        144%

                                               SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2001     ---------------------------------------------------------
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS B)    (UNAUDITED)        2000         1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........      $   7.52       $   8.27     $   7.74     $  7.63     $  5.69     $  5.41
Net Investment Income (Loss).................         (0.02)(F)      (0.06)(F)    (0.06)(F)   (0.07)(F)      --       (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................          0.60           0.50         1.24        0.40        2.47        0.61
                                               ----------------------------------------------------------------------------
Total from Investment Operations.............          0.58           0.44         1.18        0.33        2.47        0.58
                                               ----------------------------------------------------------------------------
Dividends from Net Investment Income.........            --             --           --          --          --          --
Distributions from Capital Gains.............            --          (1.19)       (0.65)      (0.22)      (0.53)      (0.30)
                                               ----------------------------------------------------------------------------
Total Distributions..........................            --          (1.19)       (0.65)      (0.22)      (0.53)      (0.30)
                                               ----------------------------------------------------------------------------
Net Asset Value End of Period................      $   8.10       $   7.52     $   8.27     $  7.74     $  7.63     $  5.69
                                               ----------------------------------------------------------------------------
Total Return(D)..............................         (7.71)%(B)      6.00%       15.47%       4.44%      43.40%      10.77%
Net Assets End of Period (In Thousands)......      $147,956       $117,125     $ 98,472     $61,929     $22,013     $ 2,606
Ratio of Expenses to Average Net Assets......          2.10%(A)       2.10%        2.18%       2.30%       2.30%       2.30%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................          2.10%(A)       2.10%        2.18%       2.41%       2.44%       2.92%
Ratio of Net Investment Income to Average Net
 Assets......................................         (0.62)%(A)     (0.66)%      (0.78)%     (0.93)%     (0.67)%     (0.77)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         (0.62)%(A)     (0.66)%      (0.78)%     (1.04)%     (0.81)%     (1.39)%
Portfolio Turnover Rate......................            16%            71%          46%         33%         63%        144%

                                               SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                JUNE 30, 2001     -----------------------------------         MAY 1 THROUGH
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS C)    (UNAUDITED)       2000          1999          1998         DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........      $   7.71       $  8.45       $  7.90       $  7.74            $ 6.14
Net Investment Income (Loss).................         (0.02)(F)     (0.06)(F)     (0.06)(F)     (0.07)(F)         (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................          0.61          0.51          1.26          0.45              2.15
                                               ------------------------------------------------------------------------------
Total from Investment Operations.............          0.59          0.45          1.20          0.38              2.13
                                               ------------------------------------------------------------------------------
Dividends from Net Investment Income.........            --            --            --            --                --
Distributions from Capital Gains.............            --         (1.19)        (0.65)        (0.22)            (0.53)
                                               ------------------------------------------------------------------------------
Total Distributions..........................            --         (1.19)        (0.65)        (0.22)            (0.53)
                                               ------------------------------------------------------------------------------
Net Asset Value End of Period................      $   8.30       $  7.71       $  8.45       $  7.90            $ 7.74
                                               ------------------------------------------------------------------------------
Total Return(D)..............................         (7.65)%(B)     6.00%        15.42%         5.03%            34.68%(B)
Net Assets End of Period (In Thousands)......      $ 71,470       $54,638       $35,265       $14,239            $2,684
Ratio of Expenses to Average Net Assets......          2.10%(A)      2.10%         2.19%         2.30%             2.30%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................          2.10%(A)      2.10%         2.19%         2.40%             2.38%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................         (0.62)%(A)    (0.65)%       (0.76)%       (0.94)%           (0.88)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         (0.62)%(A)    (0.65)%       (0.76)%       (1.04)%           (0.95)%(A)
Portfolio Turnover Rate......................            16%           71%           46%           33%               63%(A)

                                                SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2001     ----------------------------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS A)    (UNAUDITED)        2000             1999             1998
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........        $  34.21       $  46.61         $  38.59         $  35.54
Net Investment Income (Loss)................           (0.12)(F)      (0.25)(F)        (0.47)(F)        (0.39)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments................................           (4.44)         (5.44)           15.43            10.55
                                                -------------------------------------------------------------
Total from Investment Operations............           (4.56)         (5.69)           14.96            10.16
                                                -------------------------------------------------------------
Dividends from Net Investment Income........              --             --               --               --
Distributions from Capital Gains............              --          (6.71)           (6.94)           (7.11)
                                                -------------------------------------------------------------
Total Distributions.........................              --          (6.71)           (6.94)           (7.11)
                                                -------------------------------------------------------------
Net Asset Value End of Period...............        $  29.65       $  34.21         $  46.61         $  38.59
                                                -------------------------------------------------------------
Total Return(C).............................          (13.33)%(B)    (14.19)%          39.39%           30.15%
Net Assets End of Period (In Thousands).....        $149,549       $176,467         $181,232         $131,605
Ratio of Expenses to Average Net Assets.....            1.59%(A)       1.52%            1.52%            1.52%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)..................            1.59%(A)       1.52%            1.52%            1.52%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................           (0.80)%(A)     (0.64)%          (1.15)%          (1.01)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement).............................           (0.80)%(A)     (0.64)%          (1.15)%          (1.01)%
Portfolio Turnover Rate.....................              49%           140%             170%              76%

                                                 YEAR ENDED DECEMBER 31,
                                                -------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS A)    1997             1996
----------------------------------------------  -------------------------
Net Asset Value Beginning of Period.........    $  34.21         $  32.54
Net Investment Income (Loss)................       (0.37)           (0.31)
Net Realized and Unrealized Gain (Loss) on
 Investments................................        7.31             5.69
                                                -------------------------
Total from Investment Operations............        6.94             5.38
                                                -------------------------
Dividends from Net Investment Income........          --               --
Distributions from Capital Gains............       (5.61)           (3.71)
                                                -------------------------
Total Distributions.........................       (5.61)           (3.71)
                                                -------------------------
Net Asset Value End of Period...............    $  35.54         $  34.21
                                                -------------------------
Total Return(C).............................       20.27%           16.52%
Net Assets End of Period (In Thousands).....    $112,738         $115,253
Ratio of Expenses to Average Net Assets.....        1.65%            1.60%(E)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)..................        1.65%            1.60%(E)
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................       (1.06)%          (0.87)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement).............................       (1.06)%          (0.87)%
Portfolio Turnover Rate.....................          61%              66%

                                                SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2001     ----------------------------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS B)    (UNAUDITED)        2000             1999             1998
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........        $  32.47       $  44.80         $  37.50         $  34.89
Net Investment Income (Loss)................           (0.20)(F)      (0.43)(F)        (0.68)(F)        (0.58)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments................................           (4.20)         (5.19)           14.92            10.30
                                                -------------------------------------------------------------
Total from Investment Operations............           (4.40)         (5.62)           14.24             9.72
                                                -------------------------------------------------------------
Dividends from Net Investment Income........              --             --               --               --
Distributions from Capital Gains............              --          (6.71)           (6.94)           (7.11)
                                                -------------------------------------------------------------
Total Distributions.........................              --          (6.71)           (6.94)           (7.11)
                                                -------------------------------------------------------------
Net Asset Value End of Period...............        $  28.07       $  32.47         $  44.80         $  37.50
                                                -------------------------------------------------------------
Total Return(D).............................          (13.55)%(B)    (14.65)%          38.62%           29.44%
Net Assets End of Period (In Thousands).....        $ 63,486       $ 74,887         $ 40,276         $ 14,663
Ratio of Expenses to Average Net Assets.....            2.14%(A)       2.08%            2.08%            2.08%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)..................            2.14%(A)       2.08%            2.08%            2.08%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................           (1.35)%(A)     (1.17)%          (1.69)%          (1.56)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement).............................           (1.35)%(A)     (1.17)%          (1.69)%          (1.56)%
Portfolio Turnover Rate.....................              49%           140%             170%              76%

                                                 YEAR ENDED DECEMBER 31,
                                                -------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS B)    1997             1996
----------------------------------------------  -------------------------
Net Asset Value Beginning of Period.........    $  33.86         $  32.42
Net Investment Income (Loss)................       (0.45)           (0.35)
Net Realized and Unrealized Gain (Loss) on
 Investments................................        7.09             5.50
                                                -------------------------
Total from Investment Operations............        6.64             5.15
                                                -------------------------
Dividends from Net Investment Income........          --               --
Distributions from Capital Gains............       (5.61)           (3.71)
                                                -------------------------
Total Distributions.........................       (5.61)           (3.71)
                                                -------------------------
Net Asset Value End of Period...............    $  34.89         $  33.86
                                                -------------------------
Total Return(D).............................       19.60%           15.87%
Net Assets End of Period (In Thousands).....    $  7,862         $  5,047
Ratio of Expenses to Average Net Assets.....        2.21%            2.14%(E)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)..................        2.21%            2.14%(E)
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................       (1.61)%          (1.43)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement).............................       (1.61)%          (1.43)%
Portfolio Turnover Rate.....................          61%              66%

                                                                                YEAR ENDED
                                                SIX MONTHS ENDED               DECEMBER 31,                         FOR THE PERIOD
                                                 JUNE 30, 2001     -------------------------------------             MAY 1 THROUGH
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS C)    (UNAUDITED)       2000          1999             1998            DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........       $ 33.40        $ 45.85       $38.25           $35.43                $33.54
Net Investment Income (Loss).................         (0.20)(F)      (0.44)(F)    (0.68)(F)        (0.57)(F)             (0.19)
Net Realized and Unrealized Gain (Loss) on
 Investments.................................         (4.32)         (5.30)       15.22            10.50                  7.69
                                                ------------------------------------------------------------------------------------
Total from Investment Operations.............         (4.52)         (5.74)       14.54             9.93                  7.50
                                                ------------------------------------------------------------------------------------
Dividends from Capital Gains.................            --             --           --               --                    --
Distributions from Capital Gains.............            --          (6.71)       (6.94)           (7.11)                (5.61)
                                                ------------------------------------------------------------------------------------
Total Distributions..........................            --          (6.71)       (6.94)           (7.11)                (5.61)
                                                ------------------------------------------------------------------------------------
Net Asset Value End of Period................       $ 28.88        $ 33.40       $45.85           $38.25                $35.43
                                                ------------------------------------------------------------------------------------
Total Return(D)..............................        (13.53)%(B)    (14.57)%      38.64%           29.60%                22.35%(B)
Net Assets End of Period (In Thousands)......       $19,246        $23,483       $6,918           $1,040                $  126
Ratio of Expenses to Average Net Assets......          2.14%(A)       2.08%        2.11%            2.11%                 2.21%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................          2.14%(A)       2.08%        2.11%            2.11%                 2.21%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................         (1.35)%(A)     (1.17)%      (1.69)%          (1.53)%               (1.88)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         (1.35)%(A)     (1.17)%      (1.69)%          (1.53)%               (1.88)%(A)
Portfolio Turnover Rate......................            49%           140%         170%              76%                   61%(A)

                                                               FOR THE PERIOD
                                                                  05/31/01
                                                              THROUGH 06/30/01
ENTERPRISE DEEP VALUE FUND (CLASS A)                            (UNAUDITED)
------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.00
                                                                  -------
Net Investment Income (Loss)................................         0.00(F,G)
Net Realized and Unrealized Gain (Loss) on Investments......         0.03
                                                                  -------
Total from Investment Operations............................         0.03
                                                                  -------
Dividends from Net Investment Income........................           --
Distributions from Capital Gains............................           --
                                                                  -------
Total Distributions.........................................           --
                                                                  -------
Net Asset Value End of Period...............................      $ 10.03
                                                                  =======
Total Return(C).............................................         0.30%(B)
Net Assets End of Period (In Thousands).....................      $ 1,032
Ratio of Expenses to Average Net Assets.....................         1.50%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................        22.51%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.08)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................       (21.03)%(A)
Portfolio Turnover Rate.....................................            0%

                                                               FOR THE PERIOD
                                                                  05/31/01
                                                              THROUGH 06/30/01
ENTERPRISE DEEP VALUE FUND (CLASS B)                            (UNAUDITED)
------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.00
                                                                  -------
Net Investment Income (Loss)................................        (0.01)(F)
Net Realized and Unrealized Gain (Loss) on Investments......         0.04
                                                                  -------
Total from Investment Operations............................         0.03
                                                                  -------
Dividends from Net Investment Income........................           --
Distributions from Capital Gains............................           --
                                                                  -------
Total Distributions.........................................           --
                                                                  -------
Net Asset Value End of Period...............................      $ 10.03
                                                                  -------
Total Return(D).............................................         0.30%(B)
Net Assets End of Period (In Thousands).....................      $ 1,479
Ratio of Expenses to Average Net Assets.....................         2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................        23.04%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.63)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................       (21.56)%(A)
Portfolio Turnover Rate.....................................            0%

                                                               FOR THE PERIOD
                                                                  05/31/01
                                                              THROUGH 06/30/01
ENTERPRISE DEEP VALUE FUND (CLASS C)                            (UNAUDITED)
------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.00
                                                                  -------
Net Investment Income (Loss)................................        (0.01)(F)
Net Realized and Unrealized Gain (Loss) on Investments......         0.04
                                                                  -------
Total from Investment Operations............................         0.03
                                                                  -------
Dividends from Net Investment Income........................           --
Distributions from Capital Gains............................           --
                                                                  -------
Total Distributions.........................................           --
                                                                  -------
Net Asset Value End of Period...............................      $ 10.03
                                                                  -------
Total Return(D).............................................         0.30%(B)
Net Assets End of Period (In Thousands).....................      $   499
Ratio of Expenses to Average Net Assets.....................         2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................        23.04%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.63)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................       (21.56)%(A)
Portfolio Turnover Rate.....................................            0%

                                               SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,             FOR THE PERIOD
                                                JUNE 30, 2001     ---------------------------------         MAY 1 THROUGH
ENTERPRISE EQUITY FUND (CLASS A)                 (UNAUDITED)       2000          1999         1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........      $  6.81        $  7.26       $ 6.47       $ 5.96            $ 5.00
Net Investment Income (Loss).................        (0.04)(F)      (0.07)(F)    (0.01)(F)     0.03              0.01
Net Realized and Unrealized Gain (Loss) on
 Investments.................................        (0.86)         (0.26)        1.11         0.53              1.05
                                               ----------------------------------------------------------------------------
Total from Investment Operations.............        (0.90)         (0.33)        1.10         0.56              1.06
                                               ----------------------------------------------------------------------------
Dividends from Net Investment Income.........           --             --           --        (0.02)               --
Distributions from Capital Gains.............           --          (0.12)       (0.31)       (0.03)            (0.10)
                                               ----------------------------------------------------------------------------
Total Distributions..........................           --          (0.12)       (0.31)       (0.05)            (0.10)
                                               ----------------------------------------------------------------------------
Net Asset Value End of Period................      $  5.91        $  6.81       $ 7.26       $ 6.47            $ 5.96
                                               ----------------------------------------------------------------------------
Total Return(C)..............................       (13.22)%(B)     (4.82)%      17.15%        9.38%            21.30%(B)
Net Assets End of Period (In Thousands)......      $56,207        $54,319       $8,139       $6,741            $3,196
Ratio of Expenses to Average Net Assets......         1.60%(A)       1.60%        1.60%        1.60%             1.60%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................         1.72%(A)       1.79%        2.55%        2.73%             6.52%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................        (1.22)%(A)     (0.89)%      (0.11)%       0.59%             0.26%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................        (1.34)%(A)     (1.08)%      (1.06)%      (0.54)%           (4.66)%(A)
Portfolio Turnover Rate......................            8%            27%         176%          35%               69%(A)

                                               SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                JUNE 30, 2001     ----------------------------------         MAY 1 THROUGH
ENTERPRISE EQUITY FUND (CLASS B)                 (UNAUDITED)       2000          1999          1998        DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........      $  6.69        $  7.17       $  6.43       $ 5.94            $ 5.00
Net Investment Income (Loss).................        (0.05)(F)      (0.11)(F)     (0.04)(F)       --                --
Net Realized and Unrealized Gain (Loss) on
 Investments.................................        (0.85)         (0.25)         1.09         0.53              1.04
                                               -----------------------------------------------------------------------------
Total from Investment Operations.............        (0.90)         (0.36)         1.05         0.53              1.04
                                               -----------------------------------------------------------------------------
Dividends from Net Investment Income.........           --             --            --        (0.01)               --
Distributions from Capital Gains.............           --          (0.12)        (0.31)       (0.03)            (0.10)
                                               -----------------------------------------------------------------------------
Total Distributions..........................           --          (0.12)        (0.31)       (0.04)            (0.10)
                                               -----------------------------------------------------------------------------
Net Asset Value End of Period................      $  5.79        $  6.69       $  7.17       $ 6.43            $ 5.94
                                               -----------------------------------------------------------------------------
Total Return(D)..............................       (13.45)%(B)     (5.30)%       16.49%        8.82%            20.80%(B)
Net Assets End of Period (In Thousands)......      $52,186        $55,021       $11,431       $8,731            $1,820
Ratio of Expenses to Average Net Assets......         2.15%(A)       2.15%         2.15%        2.15%             2.15%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................         2.27%(A)       2.35%         3.10%        3.29%             6.21%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................        (1.77)%(A)     (1.44)%       (0.66)%       0.07%            (0.23)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................        (1.88)%(A)     (1.64)%       (1.61)%      (1.07)%           (4.29)%(A)
Portfolio Turnover Rate......................            8%            27%          176%          35%               69%(A)

                                               SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,             FOR THE PERIOD
                                                JUNE 30, 2001     ---------------------------------         MAY 1 THROUGH
ENTERPRISE EQUITY FUND (CLASS C)                 (UNAUDITED)       2000          1999         1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........      $  6.69        $  7.17       $ 6.44       $ 5.94            $ 5.00
Net Investment Income (Loss).................        (0.05)(F)      (0.10)(F)    (0.04)(F)     0.01                --
Net Realized and Unrealized Gain (Loss) on
 Investments.................................        (0.84)         (0.26)        1.08         0.53              1.04
                                               ----------------------------------------------------------------------------
Total from Investment Operations.............        (0.89)         (0.36)        1.04         0.54              1.04
                                               ----------------------------------------------------------------------------
Dividends from Net Investment Income.........           --             --           --        (0.01)               --
Distributions from Capital Gains.............           --          (0.12)       (0.31)       (0.03)            (0.10)
                                               ----------------------------------------------------------------------------
Total Distributions..........................           --          (0.12)       (0.31)       (0.04)            (0.10)
                                               ----------------------------------------------------------------------------
Net Asset Value End of Period................      $  5.80        $  6.69       $ 7.17       $ 6.44            $ 5.94
                                               ----------------------------------------------------------------------------
Total Return(D)..............................       (13.30)%(B)     (5.30)%      16.30%        8.98%            20.89%(B)
Net Assets End of Period (In Thousands)......      $34,905        $32,620       $2,144       $1,504            $  283
Ratio of Expenses to Average Net Assets......         2.15%(A)       2.15%        2.15%        2.15%             2.15%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................         2.27%(A)       2.33%        3.09%        3.28%             6.01%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................        (1.77)%(A)     (1.46)%      (0.64)%       0.09%            (0.21)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................        (1.88)%(A)     (1.64)%      (1.58)%      (1.03)%           (4.07)%(A)
Portfolio Turnover Rate......................            8%            27%         176%          35%               69%(A)

                                                  SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2001     ------------------------------------------------------
ENTERPRISE EQUITY INCOME FUND (CLASS A)             (UNAUDITED)       2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.............      $ 25.72        $ 27.48     $ 26.89     $ 26.42     $ 22.44     $20.73
Net Investment Income (Loss)....................         0.11(F)        0.22(F)     0.22(F)     0.36        0.17       0.41
Net Realized and Unrealized Gain (Loss) on
 Investments....................................        (2.04)          1.10        1.69        2.52        5.95       3.27
                                                  -------------------------------------------------------------------------
Total from Investment Operations................        (1.93)          1.32        1.91        2.88        6.12       3.68
                                                  -------------------------------------------------------------------------
Dividends from Net Investment Income............        (0.11)         (0.22)      (0.20)      (0.35)      (0.15)     (0.40)
Distributions from Capital Gains................           --          (2.86)      (1.12)      (2.06)      (1.99)     (1.57)
                                                  -------------------------------------------------------------------------
Total Distributions.............................        (0.11)         (3.08)      (1.32)      (2.41)      (2.14)     (1.97)
                                                  -------------------------------------------------------------------------
Net Asset Value End of Period...................      $ 23.68        $ 25.72     $ 27.48     $ 26.89     $ 26.42     $22.44
                                                  -------------------------------------------------------------------------
Total Return(C).................................        (7.51)%(B)      5.44%       7.20%      11.13%      28.08%     17.86%
Net Assets End of Period (In Thousands).........      $90,351        $95,009     $111,395    $111,275    $97,932     $72,647
Ratio of Expenses to Average Net Assets.........         1.50%(A)       1.50%       1.50%       1.50%       1.50%      1.50%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................         1.57%(A)       1.52%       1.51%       1.58%       1.62%      1.68%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................         0.88%(A)       0.83%       0.76%       1.32%       1.35%      1.87%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........         0.81%(A)       0.81%       0.74%       1.25%       1.23%      1.69%
Portfolio Turnover Rate.........................           24%            33%         32%         31%         33%        33%

                                                  SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2001     ------------------------------------------------------
ENTERPRISE EQUITY INCOME FUND (CLASS B)             (UNAUDITED)       2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.............      $ 25.32        $ 27.10     $ 26.57     $ 26.17     $ 22.30     $20.67
Net Investment Income (Loss)....................         0.04(F)        0.07(F)     0.06(F)     0.20        0.12       0.24
Net Realized and Unrealized Gain (Loss) on
 Investments....................................        (2.00)          1.09        1.65        2.49        5.83       3.30
                                                  -------------------------------------------------------------------------
Total from Investment Operations................        (1.96)          1.16        1.71        2.69        5.95       3.54
                                                  -------------------------------------------------------------------------
Dividends from Net Investment Income............        (0.05)         (0.08)      (0.06)      (0.23)      (0.09)     (0.34)
Distributions from Capital Gains................           --          (2.86)      (1.12)      (2.06)      (1.99)     (1.57)
                                                  -------------------------------------------------------------------------
Total Distributions.............................        (0.05)         (2.94)      (1.18)      (2.29)      (2.08)     (1.91)
                                                  -------------------------------------------------------------------------
Net Asset Value End of Period...................      $ 23.31        $ 25.32     $ 27.10     $ 26.57     $ 26.17     $22.30
                                                  -------------------------------------------------------------------------
Total Return(D).................................        (7.74)%(B)      4.88%       6.55%      10.49%      27.35%     17.22%
Net Assets End of Period (In Thousands).........      $39,430        $40,221     $44,574     $33,807     $19,055     $5,615
Ratio of Expenses to Average Net Assets.........         2.05%(A)       2.05%       2.05%       2.05%       2.05%      2.05%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................         2.12%(A)       2.07%       2.07%       2.13%       2.17%      2.23%
Ratio of Net Investment Income to Average Net
 Assets.........................................         0.33%(A)       0.28%       0.20%       0.78%       0.77%      1.32%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........         0.26%(A)       0.26%       0.18%       0.71%       0.65%      1.14%
Portfolio Turnover Rate.........................           24%            33%         32%         31%         33%        33%

                                                  SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,             FOR THE PERIOD
                                                   JUNE 30, 2001     --------------------------------         MAY 1 THROUGH
ENTERPRISE EQUITY INCOME FUND (CLASS C)             (UNAUDITED)       2000         1999         1998        DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.............       $25.49        $27.26       $26.70       $26.31            $24.26
Net Investment Income (Loss)....................         0.04(F)       0.07(F)      0.06(F)      0.21              0.04
Net Realized and Unrealized Gains (Losses) on
 Investments....................................        (2.00)         1.10         1.69         2.49              4.14
                                                  ---------------------------------------------------------------------------
Total from Investment Operations................        (1.96)         1.17         1.75         2.70              4.18
                                                  ---------------------------------------------------------------------------
Dividends from Net Investment Income............        (0.06)        (0.08)       (0.07)       (0.25)            (0.14)
Distributions Capital Gains.....................           --         (2.86)       (1.12)       (2.06)            (1.99)
                                                  ---------------------------------------------------------------------------
Total Distributions.............................        (0.06)        (2.94)       (1.19)       (2.31)            (2.13)
                                                  ---------------------------------------------------------------------------
Net Asset Value End of Period...................       $23.47        $25.49       $27.26       $26.70            $26.31
                                                  ---------------------------------------------------------------------------
Total Return(D).................................        (7.71)%(B)     4.89%        6.64%       10.47%            18.21%(B)
Net Assets End of Period (In Thousands).........       $8,477        $8,391       $9,338       $5,639            $1,857
Ratio of Expense in Average Net Assets..........         2.05%(A)      2.05%        2.05%        2.05%             2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................         2.12%(A)      2.07%        2.07%        2.13%             2.20%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................         0.33%(A)      0.28%        0.20%        0.81%             0.69%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........         0.26%(A)      0.26%        0.18%        0.73%             0.54%(A)
Portfolio Turnover Rate.........................           24%           33%          32%          31%               33%(A)

                                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2001         ---------------------------------------------------
ENTERPRISE GROWTH FUND (CLASS A)                    (UNAUDITED)             2000               1999              1998
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.............      $  20.52           $    24.55         $    21.07         $  16.91
Net Investment Income (Loss)....................         (0.04)(F)            (0.09)(F)          (0.12)(F)        (0.11)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments....................................         (2.52)               (1.88)              4.73             5.31
                                                  ----------------------------------------------------------------------
Total from Investment Operations................         (2.56)               (1.97)              4.61             5.20
                                                  ----------------------------------------------------------------------
Dividends from Net Investment Income............            --                   --                 --               --
Distributions from Capital Gains................            --                (2.06)             (1.13)           (1.04)
                                                  ----------------------------------------------------------------------
Total Distributions.............................            --                (2.06)             (1.13)           (1.04)
                                                  ----------------------------------------------------------------------
Net Asset Value End of Period...................      $  17.96           $    20.52         $    24.55         $  21.07
                                                  ----------------------------------------------------------------------
Total Return(C).................................        (12.48)%(B)           (7.94)%            22.08%           30.94%
Net Assets End of Period (In Thousands).........      $856,352           $1,029,590         $1,268,022         $827,567
Ratio of Expenses to Average Net Assets.........          1.47%(A)             1.41%              1.40%            1.48%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................          1.47%(A)             1.41%              1.40%            1.48%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................         (0.42)%(A)           (0.41)%            (0.51)%          (0.58)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........         (0.42)%(A)           (0.41)%            (0.51)%          (0.58)%
Portfolio Turnover Rate.........................            28%                  65%                38%              28%

                                                   YEAR ENDED DECEMBER 31,
                                                  -------------------------
ENTERPRISE GROWTH FUND (CLASS A)                    1997             1996
------------------------------------------------  -------------------------
Net Asset Value Beginning of Period.............  $  13.10         $  10.44
Net Investment Income (Loss)....................     (0.07)           (0.04)
Net Realized and Unrealized Gain (Loss) on
 Investments....................................      4.23             3.44
                                                  -------------------------
Total from Investment Operations................      4.16             3.40
                                                  -------------------------
Dividends from Net Investment Income............        --               --
Distributions from Capital Gains................     (0.35)           (0.74)
                                                  -------------------------
Total Distributions.............................     (0.35)           (0.74)
                                                  -------------------------
Net Asset Value End of Period...................  $  16.91         $  13.10
                                                  -------------------------
Total Return(C).................................     31.76%           32.60%
Net Assets End of Period (In Thousands).........  $424,280         $196,752
Ratio of Expenses to Average Net Assets.........      1.43%(E)         1.53%(E)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................      1.43%(E)         1.53%(E)
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................     (0.55)%          (0.39)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........     (0.55)%          (0.39)%
Portfolio Turnover Rate.........................        22%              30%

                                                  SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2001         ----------------------------------------------
ENTERPRISE GROWTH FUND (CLASS B)                    (UNAUDITED)            2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.............      $  19.76           $  23.84         $  20.62         $  16.66
Net Investment Income (Loss)....................         (0.09)(F)          (0.21)(F)        (0.24)(F)        (0.21)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments....................................         (2.42)             (1.81)            4.59             5.21
                                                  -----------------------------------------------------------------
Total from Investment Operations................         (2.51)             (2.02)            4.35             5.00
                                                  -----------------------------------------------------------------
Dividends from Net Investment Income............            --                 --               --               --
Distributions from Capital Gains................            --              (2.06)           (1.13)           (1.04)
                                                  -----------------------------------------------------------------
Total Distributions.............................            --              (2.06)           (1.13)           (1.04)
                                                  -----------------------------------------------------------------
Net Asset Value End of Period...................      $  17.25           $  19.76         $  23.84         $  20.62
                                                  -----------------------------------------------------------------
Total Return(D).................................        (12.70)%(B)         (8.40)%          21.30%           30.20%
Net Assets End of Period (In Thousands).........      $634,815           $736,423         $811,706         $446,473
Ratio of Expenses to Average Net Assets.........          2.02%(A)           1.96%            1.95%            2.03%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................          2.02%(A)           1.96%            1.95%            2.03%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................         (0.97)%(A)         (0.95)%          (1.06)%          (1.13)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........         (0.97)%(A)         (0.95)%          (1.06)%          (1.13)%
Portfolio Turnover Rate.........................            28%                65%              38%              28%

                                                   YEAR ENDED DECEMBER 31,
                                                  --------------------------
ENTERPRISE GROWTH FUND (CLASS B)                    1997              1996
------------------------------------------------  --------------------------
Net Asset Value Beginning of Period.............  $  12.97          $  10.41
Net Investment Income (Loss)....................     (0.11)            (0.06)
Net Realized and Unrealized Gain (Loss) on
 Investments....................................      4.15              3.36
                                                  --------------------------
Total from Investment Operations................      4.04              3.30
                                                  --------------------------
Dividends from Net Investment Income............        --                --
Distributions from Capital Gains................     (0.35)            (0.74)
                                                  --------------------------
Total Distributions.............................     (0.35)            (0.74)
                                                  --------------------------
Net Asset Value End of Period...................  $  16.66          $  12.97
                                                  --------------------------
Total Return(D).................................     31.15%            31.73%
Net Assets End of Period (In Thousands).........  $166,932          $ 36,483
Ratio of Expenses to Average Net Assets.........      1.98%(E)          2.10%(E)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................      1.98%(E)          2.10%(E)
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................     (1.10)%           (0.96)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........     (1.10)%           (0.96)%
Portfolio Turnover Rate.........................        22%               30%

                                                  SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2001         --------------------------------------------
ENTERPRISE GROWTH FUND (CLASS C)                    (UNAUDITED)             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.............      $  20.04            $  24.14         $  20.87         $  16.85
Net Investment Income (Loss)....................         (0.09)(F)           (0.21)(F)        (0.24)(F)        (0.21)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments....................................         (2.46)              (1.83)            4.64             5.27
                                                  -------------------------------------------------------------------
Total from Investment Operations................         (2.55)              (2.04)            4.40             5.06
                                                  -------------------------------------------------------------------
Dividends from Net Investment Income............            --                  --               --               --
Distributions from Capital Gains................            --               (2.06)           (1.13)           (1.04)
                                                  -------------------------------------------------------------------
Total Distributions.............................            --               (2.06)           (1.13)           (1.04)
                                                  -------------------------------------------------------------------
Net Asset Value End of Period...................      $  17.49            $  20.04         $  24.14         $  20.87
                                                  -------------------------------------------------------------------
Total Return(D).................................        (12.72)%(B)          (8.38)%          21.28%           30.22%
Net Assets End of Period (In Thousands).........      $219,058            $253,834         $294,683         $133,194
Ratio of Expenses to Average Net Assets.........          2.02%(A)            1.96%            1.95%            2.04%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................          2.02%(A)            1.96%            1.95%            2.04%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................         (0.97)%(A)          (0.96)%          (1.07)%          (1.13)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........         (0.97)%(A)          (0.96)%          (1.07)%          (1.13)%
Portfolio Turnover Rate.........................            28%                 65%              38%              28%

                                                   FOR THE PERIOD
                                                    MAY 1 THROUGH
ENTERPRISE GROWTH FUND (CLASS C)                  DECEMBER 31, 1997
------------------------------------------------  -----------------
Net Asset Value Beginning of Period.............       $ 14.11
Net Investment Income (Loss)....................         (0.06)
Net Realized and Unrealized Gain (Loss) on
 Investments....................................          3.15
                                                  -----------------
Total from Investment Operations................          3.09
                                                  -----------------
Dividends from Net Investment Income............            --
Distributions from Capital Gains................         (0.35)
                                                  -----------------
Total Distributions.............................         (0.35)
                                                  -----------------
Net Asset Value End of Period...................       $ 16.85
                                                  -----------------
Total Return(D).................................         21.91%(B)
Net Assets End of Period (In Thousands).........       $26,601
Ratio of Expenses to Average Net Assets.........          1.97%(AE)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................          1.97%(AE)
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................         (1.10)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........         (1.10)%(A)
Portfolio Turnover Rate.........................            22%(A)

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Effective September 1, 1995, ratio includes expenses paid indirectly. F Based on average monthly shares outstanding.
G Less than $0.01 per share.

                                                                                                    FOR THE PERIOD
                                             SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,            OCTOBER 1
                                              JUNE 30, 2001     --------------------------------        THROUGH
ENTERPRISE GROWTH AND INCOME FUND (CLASS A)    (UNAUDITED)        2000        1999        1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period......        $  38.55       $  38.57     $ 29.01     $ 25.19        $25.71
Net Investment Income (Loss).............            0.06(F)        0.06(F)       --(G)     0.14          0.01
Net Realized and Unrealized Gain (Loss) on
 Investments.............................           (4.17)         (0.08)       9.57        4.00          0.04
                                             -----------------------------------------------------------------------
Total from Investment Operations.........           (4.11)         (0.02)       9.57        4.14          0.05
                                             -----------------------------------------------------------------------
Dividends from Net Investment Income.....              --             --          --       (0.09)        (0.11)
Distributions from Capital Gains.........              --             --       (0.01)      (0.23)        (0.46)
                                             -----------------------------------------------------------------------
Total Distributions......................              --             --       (0.01)      (0.32)        (0.57)
                                             -----------------------------------------------------------------------
Net Asset Value End of Period............        $  34.44       $  38.55     $ 38.57     $ 29.01        $25.19
                                             -----------------------------------------------------------------------
Total Return(C)..........................          (10.66)%(B)     (0.05)%     32.97%      16.50%         0.20%(B)
Net Assets End of Period (In Thousands)...       $ 91,755       $ 94,885     $65,759     $16,664        $4,032
Ratio of Expenses to Average Net Assets...           1.50%(A)       1.50%       1.50%       1.50%         1.50%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...............            1.58%(A)       1.54%       1.64%       1.93%         2.11%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................            0.32%(A)       0.15%       0.00%       0.41%         0.56%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..........................            0.24%(A)       0.11%      (0.15)%     (0.03)%       (0.04)%(A)
Portfolio Turnover Rate..................               2%            10%          3%          5%            1%(A)

                                               FOR THE PERIOD
                                                  JULY 17
                                                  THROUGH
ENTERPRISE GROWTH AND INCOME FUND (CLASS A)  SEPTEMBER 30, 1997
-------------------------------------------  ------------------
Net Asset Value Beginning of Period......          $25.05
Net Investment Income (Loss).............              --(G)
Net Realized and Unrealized Gain (Loss) on
 Investments.............................            0.66
                                             ------------------
Total from Investment Operations.........            0.66
                                             ------------------
Dividends from Net Investment Income.....              --
Distributions from Capital Gains.........              --
                                             ------------------
Total Distributions......................              --
                                             ------------------
Net Asset Value End of Period............          $25.71
                                             ------------------
Total Return(C)..........................            2.63%(B)
Net Assets End of Period (In Thousands)...         $1,109
Ratio of Expenses to Average Net Assets...           1.50%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...............            4.47%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................            0.07%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..........................           (2.90)%(A)
Portfolio Turnover Rate..................              16%(A)

                                                                                                    FOR THE PERIOD
                                             SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,            OCTOBER 1
                                              JUNE 30, 2001     --------------------------------        THROUGH
ENTERPRISE GROWTH AND INCOME FUND (CLASS B)    (UNAUDITED)        2000        1999        1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period......        $  37.99       $  38.20     $ 28.90     $ 25.15        $25.68
Net Investment Income (Loss).............           (0.04)(F)      (0.16)(F)   (0.18)(F)    0.05         (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments.............................           (4.10)         (0.05)       9.49        3.95          0.03
                                             -----------------------------------------------------------------------
Total from Investment Operations.........           (4.14)         (0.21)       9.31        4.00          0.02
                                             -----------------------------------------------------------------------
Dividends from Net Investment Income.....              --             --          --       (0.02)        (0.09)
Distributions from Capital Gains.........              --             --       (0.01)      (0.23)        (0.46)
                                             -----------------------------------------------------------------------
Total Distributions......................              --             --       (0.01)      (0.25)        (0.55)
                                             -----------------------------------------------------------------------
Net Asset Value End of Period............        $  33.85       $  37.99     $ 38.20     $ 28.90        $25.15
                                             -----------------------------------------------------------------------
Total Return(D)..........................          (10.90)%(B)     (0.55)%     32.20%      15.95%         0.07%(B)
Net Assets End of Period (In Thousands)...       $125,249       $124,127     $74,597     $21,891        $3,257
Ratio of Expenses to Average Net Assets...           2.05%(A)       2.05%       2.05%       2.05%         2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...............            2.13%(A)       2.09%       2.19%       2.48%         2.66%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................           (0.24)%(A)     (0.40)%     (0.56)%     (0.17)%       (0.02)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..........................           (0.32)%(A)     (0.44)%     (0.70)%     (0.60)%       (0.63)%(A)
Portfolio Turnover Rate..................               2%            10%          3%          5%            1%(A)

                                               FOR THE PERIOD
                                                   JULY 1
                                                  THROUGH
ENTERPRISE GROWTH AND INCOME FUND (CLASS B)  SEPTEMBER 30, 1997
-------------------------------------------  ------------------
Net Asset Value Beginning of Period......          $25.05
Net Investment Income (Loss).............           (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments.............................            0.64
                                             ------------------
Total from Investment Operations.........            0.63
                                             ------------------
Dividends from Net Investment Income.....              --
Distributions from Capital Gains.........              --
                                             ------------------
Total Distributions......................              --
                                             ------------------
Net Asset Value End of Period............          $25.68
                                             ------------------
Total Return(D)..........................            2.51%(B)
Net Assets End of Period (In Thousands)...         $  992
Ratio of Expenses to Average Net Assets...           2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...............            4.59%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................           (0.34)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..........................           (2.87)%(A)
Portfolio Turnover Rate..................              16%(A)

                                                                                                    FOR THE PERIOD
                                             SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,            OCTOBER 1
                                              JUNE 30, 2001     --------------------------------        THROUGH
ENTERPRISE GROWTH AND INCOME FUND (CLASS C)    (UNAUDITED)        2000        1999        1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period......        $  38.03       $  38.24     $ 28.91     $ 25.15        $25.68
Net Investment Income (Loss).............           (0.04)(F)      (0.16)(F)   (0.19)(F)    0.06         (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments.............................           (4.09)         (0.05)       9.53        3.94          0.05
                                             -----------------------------------------------------------------------
Total from Investment Operations.........           (4.13)         (0.21)       9.34        4.00          0.03
                                             -----------------------------------------------------------------------
Dividends from Net Investment Income.....              --             --          --       (0.01)        (0.10)
Distributions from Capital Gains.........              --             --       (0.01)      (0.23)        (0.46)
                                             -----------------------------------------------------------------------
Total Distributions......................              --             --       (0.01)      (0.24)        (0.56)
                                             -----------------------------------------------------------------------
Net Asset Value End of Period............        $  33.90       $  38.03     $ 38.24     $ 28.91        $25.15
                                             -----------------------------------------------------------------------
Total Return(D)..........................          (10.86)%(B)     (0.55)%     32.29%      15.95%         0.10%(B)
Net Assets End of Period (In Thousands)...       $ 22,639       $ 22,239     $13,710     $ 4,654        $  561
Ratio of Expenses to Average Net Assets...           2.05%(A)       2.05%       2.05%       2.05%         2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...............            2.13%(A)       2.09%       2.20%       2.49%         2.64%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................           (0.24)%(A)     (0.40)%     (0.58)%     (0.16)%        0.03%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..........................           (0.32)%(A)     (0.43)%     (0.72)%     (0.60)%       (0.56)%(A)
Portfolio Turnover Rate..................               2%            10%          3%          5%            1%(A)

                                               FOR THE PERIOD
                                                  JULY 17
                                                  THROUGH
ENTERPRISE GROWTH AND INCOME FUND (CLASS C)  SEPTEMBER 30, 1997
-------------------------------------------  ------------------
Net Asset Value Beginning of Period......          $25.05
Net Investment Income (Loss).............           (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments.............................            0.64
                                             ------------------
Total from Investment Operations.........            0.63
                                             ------------------
Dividends from Net Investment Income.....              --
Distributions from Capital Gains.........              --
                                             ------------------
Total Distributions......................              --
                                             ------------------
Net Asset Value End of Period............          $25.68
                                             ------------------
Total Return(D)..........................            2.51%(B)
Net Assets End of Period (In Thousands)...         $   99
Ratio of Expenses to Average Net Assets...           2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...............            4.60%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................           (0.39)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..........................           (2.94)%(A)
Portfolio Turnover Rate..................              16%(A)

                                                SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2001     ---------------------------------------------------------------
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS A)    (UNAUDITED)       2000            1999            1998        1997        1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period...........      $ 18.35        $ 23.81         $ 18.89         $ 16.71     $ 17.10     $ 16.08
Net Investment Income (Loss)..................         0.00(F,G)     (0.16)(F)       (0.11)(F)        0.06        0.08        0.10
Net Realized and Unrealized Gain (Loss) on
 Investments..................................        (4.24)         (4.53)           7.37            2.32        0.73        1.88
                                                ----------------------------------------------------------------------------------
Total from Investment Operations..............        (4.24)         (4.69)           7.26            2.38        0.81        1.98
                                                ----------------------------------------------------------------------------------
Dividends from Net Investment Income..........           --             --           (0.16)          (0.05)      (0.07)      (0.09)
Distributions from Capital Gains..............           --          (0.77)          (2.18)          (0.15)      (1.13)      (0.87)
                                                ----------------------------------------------------------------------------------
Total Distributions...........................           --          (0.77)          (2.34)          (0.20)      (1.20)      (0.96)
                                                ----------------------------------------------------------------------------------
Net Asset Value End of Period.................      $ 14.11        $ 18.35         $ 23.81         $ 18.89     $ 16.71     $ 17.10
                                                ----------------------------------------------------------------------------------
Total Return(C)...............................       (23.11)%(B)    (19.75)%         39.76%          14.28%       4.75%      12.32%
Net Assets End of Period (In Thousands).......      $44,716        $49,770         $55,426         $41,458     $38,020     $34,837
Ratio of Expenses to Average Net Assets.......         1.92%(A)       1.85%           1.94%           2.00%       2.00%       2.00%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)....................         1.92%(A)       1.85%           1.94%           2.11%       2.11%       2.19%
Ratio of Net Investment Income (Loss) to
 Average Net Assets...........................         0.06%(A)      (0.76)          (0.53)%          0.30%       0.50%       0.61%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)...............................         0.06%(A)      (0.76)%         (0.53)%          0.19%       0.39%       0.42%
Portfolio Turnover Rate.......................           50%            66%            131%             52%         27%         24%

                                                SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2001     ---------------------------------------------------------------
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS B)    (UNAUDITED)       2000            1999            1998        1997        1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period...........      $ 17.89        $ 23.40         $ 18.62         $ 16.53     $ 16.97     $ 16.02
Net Investment Income (Loss)..................        (0.04)(F)      (0.27)(F)       (0.21)(F)       (0.04)       0.01        0.01
Net Realized and Unrealized Gain (Loss) on
 Investments..................................        (4.12)         (4.47)           7.23            2.28        0.69        1.87
                                                ----------------------------------------------------------------------------------
Total from Investment Operations..............        (4.16)         (4.74)           7.02            2.24        0.70        1.88
                                                ----------------------------------------------------------------------------------
Dividends from Net Investment Income..........           --             --           (0.06)             --       (0.01)      (0.06)
Distributions from Capital Gains..............           --          (0.77)          (2.18)          (0.15)      (1.13)      (0.87)
                                                ----------------------------------------------------------------------------------
Total Distributions...........................           --          (0.77)          (2.24)          (0.15)      (1.14)      (0.93)
                                                ----------------------------------------------------------------------------------
Net Assets Value End of Period................      $ 13.73        $ 17.89         $ 23.40         $ 18.62     $ 16.53     $ 16.97
                                                ----------------------------------------------------------------------------------
Total Return(D)...............................       (23.25)%(B)    (20.32)%         39.02%          13.57%       4.17%      11.72%
Net Assets End of Period (In Thousands).......      $20,638        $26,569         $23,475         $16,008     $ 9,878     $ 4,276
Ratio of Expenses to Average Net Assets.......         2.49%(A)       2.40%           2.48%           2.55%       2.55%       2.55%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)....................         2.49%(A)       2.40%           2.48%           2.66%       2.67%       2.75%
Ratio of Net Investment Income to Average Net
 Assets.......................................        (0.55)%(A)     (1.32)%         (1.10)%         (0.28)%     (0.06)%      0.09%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)...............................        (0.55)%(A)     (1.32)%         (1.10)%         (0.39)%     (0.18)%     (0.11)%
Portfolio Turnover Rate.......................           50%            66%            131%             52%         27%         24%

                                                                                                                    FOR THE PERIOD
                                                                                                                        MAY 1
                                                SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,                    THROUGH
                                                 JUNE 30, 2001     ------------------------------------------        DECEMBER 31,
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS C)    (UNAUDITED)       2000              1999              1998             1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period...........      $ 18.04        $ 23.59           $18.77            $16.66           $17.51
Net Investment Income (Loss)..................        (0.05)(F)      (0.27)(F)        (0.22)(F)         (0.04)           (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments..................................        (4.15)         (4.51)            7.29              2.31             0.39
                                                ----------------------------------------------------------------------------------
Total from Investment Operations..............        (4.20)         (4.78)            7.07              2.27             0.36
                                                ----------------------------------------------------------------------------------
Dividends from Net Investment Income..........           --             --            (0.07)            (0.01)           (0.08)
Distributions from Capital Gains..............           --          (0.77)           (2.18)            (0.15)           (1.13)
                                                ----------------------------------------------------------------------------------
Total Distributions...........................           --          (0.77)           (2.25)            (0.16)           (1.21)
                                                ----------------------------------------------------------------------------------
Net Asset Value End of Period.................      $ 13.84        $ 18.04           $23.59            $18.77           $16.66
                                                ----------------------------------------------------------------------------------
Total Return(D)...............................       (23.28)%(B)    (20.33)%          38.95%            13.64%            2.07%(B)
Net Assets End of Period (In Thousands).......      $ 6,111        $ 7,750           $5,771            $3,498           $1,113
Ratio of Expenses to Average Net Assets.......         2.49%(A)       2.40%            2.48%             2.55%            2.55%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)....................         2.49%(A)       2.40%            2.48%             2.67%            2.75%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets...........................        (0.52)%(A)     (1.32)%          (1.12)%           (0.35)%          (0.51)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)...............................        (0.52)%(A)     (1.32)%          (1.12)%           (0.47)%          (0.71)%(A)
Portfolio Turnover Rate.......................           50%            66%             131%               52%              27%(A)

                                                                                        YEAR ENDED
                                                              SIX MONTHS ENDED         DECEMBER 31,           FOR THE PERIOD
                                                               JUNE 30, 2001         -----------------    OCTOBER 1, 1998 THROUGH
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS A)             (UNAUDITED)           2000       1999        DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................        $  6.62            $  5.58    $ 6.05            $ 5.00
Net Investment Income (Loss)..............................           0.03(F)            0.05(F)   0.06(F)           0.01
Net Realized and Unrealized Gain (Loss) on Investments....          (0.12)              1.17     (0.37)             1.04
                                                              -------------------------------------------------------------------
Total from Investment Operations..........................          (0.09)              1.22     (0.31)             1.05
                                                              -------------------------------------------------------------------
Dividends from Net Investment Income......................             --               (.05)    (0.04)               --
Distributions from Capital Gains..........................             --              (0.13)    (0.12)               --
                                                              -------------------------------------------------------------------
Total Distributions.......................................             --              (0.18)    (0.16)               --
                                                              -------------------------------------------------------------------
Net Asset Value End of Period.............................        $  6.53            $  6.62    $ 5.58            $ 6.05
                                                              -------------------------------------------------------------------
Total Return(C)...........................................          (1.36)%(B)         21.90%    (5.01)%           21.00%(B)
Net Assets End of Period (In Thousands)...................        $15,730            $15,674    $5,179            $1,426
Ratio of Expenses to Average Net Assets...................           1.75%(A)           1.75%     1.75%             1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................           1.94%(A)           2.03%     2.92%             6.58%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................           1.08%(A)           0.90%     1.00%             0.16%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement).........................           0.89%(A)           0.62%    (0.17)%           (4.68)%(A)
Portfolio Turnover Rate...................................              5%                26%       16%                2%

                                                                                        YEAR ENDED
                                                              SIX MONTHS ENDED         DECEMBER 31,           FOR THE PERIOD
                                                               JUNE 30, 2001         -----------------    OCTOBER 1, 1998 THROUGH
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS B)             (UNAUDITED)           2000       1999        DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................        $  6.57            $  5.55    $ 6.03            $ 5.00
Net Investment Income (Loss)..............................           0.02(F)            0.02(F)   0.03(F)           0.01
Net Realized and Unrealized Gain (Loss) on Investments....          (0.12)              1.15     (0.37)             1.02
                                                              -------------------------------------------------------------------
Total from Investment Operations..........................          (0.10)              1.17     (0.34)             1.03
                                                              -------------------------------------------------------------------
Dividends from Net Investment Income......................             --              (0.02)    (0.02)               --
Distributions from Capital Gains..........................             --              (0.13)    (0.12)               --
                                                              -------------------------------------------------------------------
Total Distributions.......................................             --              (0.15)    (0.14)               --
                                                              -------------------------------------------------------------------
Net Asset Value End of Period.............................        $  6.47            $  6.57    $ 5.55            $ 6.03
                                                              -------------------------------------------------------------------
Total Return(D)...........................................          (1.52)%(B)         21.18%    (5.50)%           20.60%(B)
Net Assets End of Period (In Thousands)...................        $11,714            $10,252    $4,661            $1,023
Ratio of Expenses to Average Net Assets...................           2.30%(A)           2.30%     2.30%             2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................           2.49%(A)           2.61%     3.49%             7.50%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................           0.53%(A)           0.31%     0.44%            (0.49)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement).........................           0.34%(A)           0.00%    (0.75)%           (5.69)%(A)
Portfolio Turnover Rate...................................              5%                26%       16%                2%

                                                                                        YEAR ENDED
                                                              SIX MONTHS ENDED         DECEMBER 31,           FOR THE PERIOD
                                                               JUNE 30, 2001         -----------------    OCTOBER 1, 1998 THROUGH
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS C)             (UNAUDITED)           2000       1999        DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................         $ 6.57            $  5.56    $ 6.03            $ 5.00
Net Investment Income (Loss)..............................           0.02(F)            0.02(F)   0.02(F)           0.01
Net Realized and Unrealized Gain (Loss) on Investments....          (0.12)              1.15     (0.34)             1.02
                                                              -------------------------------------------------------------------
Total from Investment Operations..........................          (0.10)              1.17     (0.32)             1.03
                                                              -------------------------------------------------------------------
Dividends from Net Investment Income......................             --              (0.03)    (0.03)               --
Distributions from Capital Gains..........................             --              (0.13)    (0.12)               --
                                                              -------------------------------------------------------------------
Total Distributions.......................................             --              (0.16)    (0.15)               --
                                                              -------------------------------------------------------------------
Net Asset Value End of Period.............................         $ 6.47            $  6.57    $ 5.56            $ 6.03
                                                              -------------------------------------------------------------------
Total Return(D)...........................................          (1.52)%(B)         21.07%    (5.31)%           20.60%(B)
Net Assets End of Period (In Thousands)...................         $2,259            $ 1,903    $  718            $  218
Ratio of Expenses to Average Net Assets...................           2.30%(A)           2.30%     2.30%             2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................           2.49%(A)           2.59%     3.50%             6.42%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................           0.54%(A)           0.27%     0.39%            (0.33)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement).........................           0.35%(A)          (0.02)%   (0.81)%           (4.45)%(A)
Portfolio Turnover Rate...................................              5%                26%       16%                2%

                                                              SIX MONTHS ENDED        FOR THE PERIOD
                                                               JUNE 30, 2001             10/31/00
ENTERPRISE GLOBAL HEALTH CARE FUND (CLASS A)                    (UNAUDITED)          THROUGH 12/31/00
-----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 9.32                 $10.00
Net Investment Income (Loss)................................        (0.04)(F)              (0.04)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (0.58)                 (0.64)
                                                              ---------------------------------------
Total from Investment Operations............................        (0.62)                 (0.68)
                                                              ---------------------------------------
Dividends from Net Investment Income........................           --                     --
Distributions from Capital Gains............................           --                     --
                                                              ---------------------------------------
Total Distributions.........................................           --                     --
                                                              ---------------------------------------
Net Asset Value End of Period...............................       $ 8.70                 $ 9.32
                                                              ---------------------------------------
Total Return(C).............................................        (6.65)%(B)             (6.80)%(B)
Net Assets End of Period (In Thousands).....................       $7,017                 $4,480
Ratio of Expenses to Average Net Assets.....................         1.85%(A)               1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         2.79%(A)               8.65%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.05)%(A)             (0.47)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (1.99)%(A)             (7.27)%(A)
Portfolio Turnover Rate.....................................          292%                    34%(B)

                                                              SIX MONTHS ENDED        FOR THE PERIOD
                                                               JUNE 30, 2001             10/31/00
ENTERPRISE GLOBAL HEALTH CARE FUND (CLASS B)                    (UNAUDITED)          THROUGH 12/31/00
-----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 9.30                 $10.00
Net Investment Income (Loss)................................        (0.07)(F)              (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (0.58)                 (0.63)
                                                              ---------------------------------------
Total from Investment Operations............................        (0.65)                 (0.70)
                                                              ---------------------------------------
Dividends from Net Investment Income........................           --                     --
Distributions from Capital Gains............................           --                     --
                                                              ---------------------------------------
Total Distributions.........................................           --                     --
                                                              ---------------------------------------
Net Asset Value End of Period...............................       $ 8.65                 $ 9.30
                                                              ---------------------------------------
Total Return(D).............................................        (6.99)%(B)             (7.00)%(B)
Net Assets End of Period (In Thousands).....................       $7,554                 $3,662
Ratio of Expenses to Average Net Assets.....................         2.40%(A)               2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.30%(A)               9.20%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.61)%(A)             (1.02)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (2.51)%(A)             (7.82)%(A)
Portfolio Turnover Rate.....................................          292%                    34%(B)

                                                              SIX MONTHS ENDED        FOR THE PERIOD
                                                               JUNE 30, 2001             10/31/00
ENTERPRISE GLOBAL HEALTH CARE FUND (CLASS C)                    (UNAUDITED)          THROUGH 12/31/00
-----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 9.30                 $10.00
Net Investment Income (Loss)................................        (0.06)(F)              (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (0.58)                 (0.63)
                                                              ---------------------------------------
Total from Investment Operations............................        (0.64)                 (0.70)
                                                              ---------------------------------------
Dividends from Net Investment Income........................           --                     --
Distributions from Capital Gains............................           --                     --
                                                              ---------------------------------------
Total Distributions.........................................           --                     --
                                                              ---------------------------------------
Net Asset Value End of Period...............................       $ 8.66                 $ 9.30
                                                              ---------------------------------------
Total Return(D).............................................        (6.88)%(B)             (7.00)%(B)
Net Assets End of Period (In Thousands).....................       $  286                 $1,885
Ratio of Expenses to Average Net Assets.....................         2.40%(A)               2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.33%(A)               9.20%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.60)%(A)             (1.02)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (2.53)%(A)             (7.82)%(A)
Portfolio Turnover Rate.....................................          292%                    34%(B)

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         9/29/00
ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND (CLASS A)            (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 9.75             $10.00
Net Investment Income (Loss)................................         0.01(F)            0.08(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (0.28)             (0.33)
                                                              -----------------------------------
Total from Investment Operations............................        (0.27)             (0.25)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................       $ 9.48             $ 9.75
                                                              -----------------------------------
Total Return(C).............................................        (2.77)%(B)         (2.50)%(B)
Net Assets End of Period (In Thousands).....................       $1,650             $1,103
Ratio of Expenses to Average Net Assets.....................         1.75%(A)           1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         4.26%(A)          13.03%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.27%(A)           0.88%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (2.24)%(A)        (10.40)%(A)
Portfolio Turnover Rate.....................................           27%                16%(B)

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         9/29/00
ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND (CLASS B)            (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 9.74            $ 10.00
Net Investment Income (Loss)................................        (0.01)(F)           0.03(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (0.27)             (0.29)
                                                              -----------------------------------
Total from Investment Operations............................        (0.28)             (0.26)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................       $ 9.46            $  9.74
                                                              -----------------------------------
Total Return(D).............................................        (2.87)%(B)         (2.60)%(B)
Net Assets End of Period (In Thousands).....................       $  955            $   588
Ratio of Expenses to Average Net Assets.....................         2.30%(A)           2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         4.80%(A)          13.58%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.29)%(A)          0.33%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (2.78)%(A)        (10.95)%(A)
Portfolio Turnover Rate.....................................           27%                16%(B)

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         9/29/00
ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND (CLASS C)            (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 9.74            $ 10.00
Net Investment Income (Loss)................................        (0.01)(F)           0.04(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (0.29)             (0.30)
                                                              -----------------------------------
Total from Investment Operations............................        (0.30)             (0.26)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................       $ 9.44            $  9.74
                                                              -----------------------------------
Total Return(D).............................................        (3.08)%(B)         (2.60)%(B)
Net Assets End of Period (In Thousands).....................       $  393            $   361
Ratio of Expenses to Average Net Assets.....................         2.30%(A)           2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         4.83%(A)          13.58%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.29)%(A)          0.45%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (2.82)%(A)        (10.83)%(A)
Portfolio Turnover Rate.....................................           27%                16%(B)

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         6/30/00
ENTERPRISE GLOBAL TECHNOLOGY FUND (CLASS A)                     (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  5.85            $ 10.00
Net Investment Income (Loss)................................        (0.03)(F)          (0.13)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.78)             (4.02)
                                                              -----------------------------------
Total from Investment Operations............................        (1.81)             (4.15)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  4.04            $  5.85
                                                              -----------------------------------
Total Return(C).............................................       (30.94)%(B)        (41.50)%(B)
Net Assets End of Period (In Thousands).....................      $ 6,409            $10,093
Ratio of Expenses to Average Net Assets.....................         1.90%(A)           1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         2.51%(A)           2.28%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.44)%(A)         (1.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (2.04)%(A)         (1.88)%(A)
Portfolio Turnover Rate.....................................           98%               105%(B)

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         6/30/00
ENTERPRISE GLOBAL TECHNOLOGY FUND (CLASS B)                     (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  5.82            $ 10.00
Net Investment Income (Loss)................................        (0.05)(F)          (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.76)             (4.00)
                                                              -----------------------------------
Total from Investment Operations............................        (1.81)             (4.18)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  4.01            $  5.82
                                                              -----------------------------------
Total Return(D).............................................       (31.10)%(B)        (41.80)%(B)
Net Assets End of Period (In Thousands).....................      $ 4,587            $ 7,011
Ratio of Expenses to Average Net Assets.....................         2.45%(A)           2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.06%(A)           2.82%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.99)%(A)         (2.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (2.60)%(A)         (2.42)%(A)
Portfolio Turnover Rate.....................................           98%               105%(B)

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         6/30/00
ENTERPRISE GLOBAL TECHNOLOGY FUND (CLASS C)                     (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $  5.82            $ 10.00
Net Investment Income (Loss)................................        (0.05)(F)          (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.76)             (4.00)
                                                              -----------------------------------
Total from Investment Operations............................        (1.81)             (4.18)
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  4.01            $  5.82
                                                              -----------------------------------
Total Return(D).............................................       (31.10)%(B)        (41.80)%(B)
Net Assets End of Period (In Thousands).....................      $ 1,348            $ 2,308
Ratio of Expenses to Average Net Assets.....................         2.45%(A)           2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.05%(A)           2.82%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.99)%(A)         (2.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (2.59)%(A)         (2.42)%(A)
Portfolio Turnover Rate.....................................           98%               105%(B)

                                                     SIX MONTHS ENDED                          FOR THE PERIOD
                                                      JUNE 30, 2001        YEAR ENDED       JULY 1, 1999 THROUGH
ENTERPRISE INTERNET FUND (CLASS A)                     (UNAUDITED)      DECEMBER 31, 2000    DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period................      $  15.47           $  31.72              $  10.00
Net Investment Income (Loss).......................         (0.08)(F)          (0.47)(F)             (0.12)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................         (1.88)            (15.68)                22.19
                                                     -----------------------------------------------------------
Total from Investment Operations...................         (1.96)            (16.15)                22.07
                                                     -----------------------------------------------------------
Dividends from Net Investment Income...............            --                 --                    --
Distributions from Capital Gains...................            --              (0.10)                (0.35)
                                                     -----------------------------------------------------------
Total Distributions................................            --              (0.10)                (0.35)
                                                     -----------------------------------------------------------
Net Asset Value End of Period......................      $  13.51           $  15.47              $  31.72
                                                     -----------------------------------------------------------
Total Return(C)....................................        (12.67)%(B)        (51.10)%              220.79%(B)
Net Assets End of Period (In Thousands)............      $ 79,001           $ 90,800              $119,283
Ratio of Expenses to Average Net Assets............          1.90%(A)           1.86%                 1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)....................................          2.07%(A)           1.86%                 2.04%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................         (1.11)%(A)         (1.64)%               (1.28)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)..............         (1.27)%(A)         (1.64)%               (1.42)%(A)
Portfolio Turnover Rate............................           216%               256%                   31%

                                                     SIX MONTHS ENDED                          FOR THE PERIOD
                                                      JUNE 30, 2001        YEAR ENDED       JULY 1, 1999 THROUGH
ENTERPRISE INTERNET FUND (CLASS B)                     (UNAUDITED)      DECEMBER 31, 2000    DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period................      $  15.36           $  31.65              $  10.00
Net Investment Income (Loss).......................         (0.11)(F)          (0.62)(F)             (0.18)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................         (1.86)            (15.57)                22.18
                                                     -----------------------------------------------------------
Total from Investment Operations...................         (1.97)            (16.19)                22.00
                                                     -----------------------------------------------------------
Dividends from Net Investment Income...............            --                 --                    --
Distributions from Capital Gains...................            --              (0.10)                (0.35)
                                                     -----------------------------------------------------------
Total Distributions................................            --              (0.10)                (0.35)
                                                     -----------------------------------------------------------
Net Asset Value End of Period......................      $  13.39           $  15.36              $  31.65
                                                     -----------------------------------------------------------
Total Return(D)....................................        (12.83)%(B)        (51.34)%              220.09%(B)
Net Assets End of Period (In Thousands)............      $ 83,816           $ 98,049              $107,176
Ratio of Expenses to Average Net Assets............          2.45%(A)           2.41%                 2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)....................................          2.62%(A)           2.41%                 2.56%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................         (1.65)%(A)         (2.20)                (1.85)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)..............         (1.82)%(A)         (2.20)%               (1.96)%(A)
Portfolio Turnover Rate............................           216%               256%                   31%

                                                     SIX MONTHS ENDED                          FOR THE PERIOD
                                                      JUNE 30, 2001        YEAR ENDED       JULY 1, 1999 THROUGH
ENTERPRISE INTERNET FUND (CLASS C)                     (UNAUDITED)      DECEMBER 31, 2000    DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period................      $  15.35           $  31.65              $ 10.00
Net Investment Income (Loss).......................         (0.11)(F)          (0.63)(F)            (0.17)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................         (1.86)            (15.57)               22.17
                                                     -----------------------------------------------------------
Total from Investment Operations...................         (1.97)            (16.20)               22.00
                                                     -----------------------------------------------------------
Dividends from Net Investment Income...............            --                 --                   --
Distributions from Capital Gains...................            --              (0.10)               (0.35)
                                                     -----------------------------------------------------------
Total Distributions................................            --              (0.10)               (0.35)
                                                     -----------------------------------------------------------
Net Asset Value End of Period......................      $  13.38           $  15.35              $ 31.65
                                                     -----------------------------------------------------------
Total Return(D)....................................        (12.83)%(B)        (51.37)%             220.09%(B)
Net Assets End of Period (In Thousands)............      $ 24,458           $ 31,162              $35,448
Ratio of Expenses to Average Net Assets............          2.45%(A)           2.41%                2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)....................................          2.62%(A)           2.41%                2.57%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................         (1.65)%(A)         (2.20)%              (1.84)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)..............         (1.82)%(A)         (2.20)%              (1.96)%(A)
Portfolio Turnover Rate............................           216                256%                  31%

                                                               FOR THE PERIOD
                                                                  02/28/01
                                                              THROUGH 06/30/01
ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS A)              (UNAUDITED)
------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.00
                                                                  -------
Net Investment Income (Loss)................................         0.01(F)
Net Realized and Unrealized Gain (Loss) on Investments......         0.29
                                                                  -------
Total from Investments Operations...........................         0.30
                                                                  -------
Dividends from Net Investment Income........................           --
Distributions from Capital Gains............................           --
                                                                  -------
Total Distributions.........................................           --
                                                                  -------
Net Asset Value End of Period...............................      $ 10.30
                                                                  =======
Total Return(C).............................................         3.00%(B)
Net Assets End of Period (In Thousands).....................      $11,001
Ratio of Expenses to Average Net Assets.....................         1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.05%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.28%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (0.82)%(A)
Portfolio Turnover Rate.....................................           62%

                                                               FOR THE PERIOD
                                                                  02/28/01
                                                              THROUGH 06/30/01
ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS B)              (UNAUDITED)
------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.00
                                                                  -------
Net Investment Income (Loss)................................        (0.01)(F)
Net Realized and Unrealized Gain (Loss) on Investments......         0.29
                                                                  -------
Total from Investment Operations............................         0.28
                                                                  -------
Dividends from Net Investment Income........................           --
Distributions from Capital Gains............................           --
                                                                  -------
Total Distributions.........................................           --
                                                                  -------
Net Asset Value End of Period...............................      $ 10.28
                                                                  -------
Total Return(D).............................................         2.80%(B)
Net Assets End of Period (In Thousands).....................      $11,561
Ratio of Expenses to Average Net Assets.....................         2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.59%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.27)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (1.36)%(A)
Portfolio Turnover Rate.....................................           62%

                                                               FOR THE PERIOD
                                                                  02/28/01
                                                              THROUGH 06/30/01
ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS C)              (UNAUDITED)
------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.00
                                                                  -------
Net Investment Income (Loss)................................        (0.01)(F)
Net Realized and Unrealized Gain (Loss) on Investments......         0.28
                                                                  -------
Total from Investment Operations............................         0.27
                                                                  -------
Dividends from Net Investment Income........................           --
Distributions from Capital Gains............................           --
                                                                  -------
Total Distributions.........................................           --
                                                                  -------
Net Asset Value End of Period...............................      $ 10.27
                                                                  -------
Total Return(D).............................................         2.70%(B)
Net Assets End of Period (In Thousands).....................      $ 4,980
Ratio of Expenses to Average Net Assets.....................         2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.59%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.27)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (1.36)%(A)
Portfolio Turnover Rate.....................................           62%

                                                                                             FOR THE PERIOD
                                                     SIX MONTHS ENDED                         JULY 1, 1999
                                                      JUNE 30, 2001        YEAR ENDED            THROUGH
ENTERPRISE BALANCED FUND (CLASS A)                     (UNAUDITED)      DECEMBER 31, 2000   DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period................      $   5.19            $ 5.35              $ 5.00
Net Investment Income (Loss).......................          0.04(F)           0.08(F)             0.03(F)
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................         (0.40)            (0.12)               0.34
                                                     --------------------------------------------------------
Total from Investment Operations...................         (0.36)            (0.04)               0.37
                                                     --------------------------------------------------------
Dividends from Net Investment Income...............            --             (0.07)              (0.02)
Distributions from Capital Gains...................            --             (0.05)                 --
                                                     --------------------------------------------------------
Total Distributions................................            --             (0.12)              (0.02)
                                                     --------------------------------------------------------
Net Asset Value End of Period......................      $   4.83            $ 5.19                5.35
                                                     --------------------------------------------------------
Total Return(C)....................................         (6.94)%(B)        (0.65)%              7.53%(B)
Net Assets End of Period (In Thousands)............      $  7,760            $7,455              $4,946
Ratio of Expenses to Average Net Assets............          1.40%(A)          1.40%               1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)....................................          1.94%(A)          2.31%               4.79%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................          1.60%(A)          1.64%               1.33%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)..............          1.07%(A)          0.73%              (2.05)%(A)
Portfolio Turnover Rate............................            23%               54%                 20%

                                                                                             FOR THE PERIOD
                                                     SIX MONTHS ENDED                         JULY 1, 1999
                                                      JUNE 30, 2001        YEAR ENDED            THROUGH
ENTERPRISE BALANCED FUND (CLASS B)                     (UNAUDITED)      DECEMBER 31, 2000   DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period................      $   5.18            $ 5.35              $ 5.00
Net Investment Income (Loss).......................          0.03(F)           0.06(F)             0.02(F)
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................         (0.40)            (0.13)               0.35
                                                     --------------------------------------------------------
Total from Investment Operations...................         (0.37)            (0.07)               0.37
                                                     --------------------------------------------------------
Dividends from Net Investment Income...............            --             (0.05)              (0.02)
Distributions from Capital Gains...................            --             (0.05)                 --
                                                     --------------------------------------------------------
Total Distributions................................            --             (0.10)              (0.02)
                                                     --------------------------------------------------------
Net Asset Value End of Period......................      $   4.81            $ 5.18              $ 5.35
                                                     --------------------------------------------------------
Total Return(D)....................................         (7.14)%(B)        (1.34)%              7.36%(B)
Net Assets End of Period (In Thousands)............      $  7,476            $6,378              $4,409
Ratio of Expenses to Average Net Assets............          1.95%(A)          1.95%               1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)....................................          2.49%(A)          2.86%               4.87%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................          1.05%(A)          1.08%               0.79%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)..............          0.51%(A)         0.17%               (2.12)%(A)
Portfolio Turnover Rate............................            23%               54%                 20%

                                                                                             FOR THE PERIOD
                                                     SIX MONTHS ENDED                         JULY 1, 1999
                                                      JUNE 30, 2001        YEAR ENDED            THROUGH
ENTERPRISE BALANCED FUND (CLASS C)                     (UNAUDITED)      DECEMBER 31, 2000   DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period................      $   5.18            $ 5.35              $ 5.00
Net Investment Income (Loss).......................          0.03(F)           0.06(F)             0.02(F)
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................         (0.40)            (0.12)               0.34
                                                     --------------------------------------------------------
Total from Investment Operations...................         (0.37)            (0.06)               0.36
                                                     --------------------------------------------------------
Dividends from Net Investment Income...............            --             (0.06)              (0.01)
Distributions from Capital Gains...................            --             (0.05)                 --
                                                     --------------------------------------------------------
Total Distributions................................            --             (0.11)              (0.01)
                                                     --------------------------------------------------------
Net Asset Value End of Period......................      $   4.81            $ 5.18              $ 5.35
                                                     --------------------------------------------------------
Total Return(D)....................................         (7.14)%(B)        (1.18)%              7.32%(B)
Net Assets End of Period (In Thousands)............      $  2,120            $1,848              $  701
Ratio of Expenses to Average Net Assets............          1.95%(A)          1.95%               1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)....................................          2.49%(A)          2.82%               5.33%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................          1.05%(A)          1.10%               0.78%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)..............          0.51%(A)          0.23%              (2.60)%(A)
Portfolio Turnover Rate............................            23%               54%                 20%

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         10/31/00
ENTERPRISE CONVERTIBLE SECURITIES FUND (CLASS A)                (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.08            $ 10.00
Net Investment Income (Loss)................................         0.04(F)            0.06(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.23)              0.02
                                                              -----------------------------------
Total from Investment Operations............................        (1.19)              0.08
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  8.89            $ 10.08
                                                              -----------------------------------
Total Return(C).............................................       (11.81)%(B)          0.80%(B)
Net Assets End of Period (In Thousands).....................      $ 3,648            $ 1,536
Ratio of Expenses to Average Net Assets.....................         1.60%(A)           1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         2.40%(A)          12.71%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.97%(A)           0.96%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................         0.16%(A)         (10.15)%(A)
Portfolio Turnover Rate.....................................          120%                 9%(B)

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         10/31/00
ENTERPRISE CONVERTIBLE SECURITIES FUND (CLASS B)                (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.07            $ 10.00
Net Investment Income (Loss)................................         0.02(F)            0.03(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.23)              0.04
                                                              -----------------------------------
Total from Investment Operations............................        (1.21)              0.07
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................           --                 --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  8.86            $ 10.07
                                                              -----------------------------------
Total Return(D).............................................       (12.02)%(B)          0.70%(B)
Net Assets End of Period (In Thousands).....................      $ 4,659            $ 2,371
Ratio of Expenses to Average Net Assets.....................         2.15%(A)           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.00%(A)          13.26%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.39%(A)           0.50%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (0.46)%(A)        (10.61)%(A)
Portfolio Turnover Rate.....................................          120%                 9%(B)

                                                              SIX MONTHS ENDED    FOR THE PERIOD
                                                               JUNE 30, 2001         10/31/00
ENTERPRISE CONVERTIBLE SECURITIES FUND (CLASS C)                (UNAUDITED)      THROUGH 12/31/00
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................      $ 10.07            $ 10.00
Net Investment Income (Loss)................................         0.02(F)            0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments......        (1.24)              0.05
                                                              -----------------------------------
Total from Investment Operations............................        (1.22)              0.07
                                                              -----------------------------------
Dividends from Net Investment Income........................           --                 --
Distributions from Capital Gains............................                              --
                                                              -----------------------------------
Total Distributions.........................................           --                 --
                                                              -----------------------------------
Net Asset Value End of Period...............................      $  8.85            $ 10.07
                                                              -----------------------------------
Total Return(D).............................................       (12.12)%(B)          0.70%(B)
Net Assets End of Period (In Thousands).....................      $ 2,159            $ 1,093
Ratio of Expenses to Average Net Assets.....................         2.15%(A)           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         3.00%(A)          13.26%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.39%(A)           0.29%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................        (0.46)%(A)        (10.82)%(A)
Portfolio Turnover Rate.....................................          120%                 9%(B)

                                                      SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2001     --------------------------------------------------------
ENTERPRISE MANAGED FUND (CLASS A)                       (UNAUDITED)        2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.................      $   8.03       $   9.06    $   9.26    $   9.25    $   7.97    $   6.70
Net Investment Income (Loss)........................          0.00(F,G)      0.06(F)     0.06(F)     0.06        0.04        0.06
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (0.46)         (0.03)       0.61        0.58        1.64        1.41
                                                      ---------------------------------------------------------------------------
Total from Investment Operations....................         (0.46)          0.03        0.67        0.64        1.68        1.47
                                                      ---------------------------------------------------------------------------
Dividends from Net Investment Income................            --          (0.07)      (0.06)      (0.05)      (0.04)      (0.06)
Distributions from Capital Gains....................            --          (0.99)      (0.81)      (0.58)      (0.36)      (0.14)
                                                      ---------------------------------------------------------------------------
Total Distributions.................................            --          (1.06)      (0.87)      (0.63)      (0.40)      (0.20)
                                                      ---------------------------------------------------------------------------
Net Asset Value End of Period.......................      $   7.57       $   8.03    $   9.06    $   9.26    $   9.25    $   7.97
                                                      ---------------------------------------------------------------------------
Total Return(C).....................................         (5.73)%(B)      0.46%       7.40%       7.05%      21.05%      22.08%
Net Assets End of Period (In Thousands).............      $ 94,313       $104,057    $144,519    $175,084    $156,608    $101,022
Ratio of Expenses to Average Net Assets.............          1.50%(A)       1.51%       1.48%       1.50%       1.49%       1.57%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).....................................          1.57%(A)       1.52%       1.48%       1.50%       1.49%       1.57%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.............................................         (0.12)%(A)      0.77%       0.60%       0.57%       0.47%       1.12%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)...................         (0.19)%(A)      0.77%       0.60%       0.57%       0.47%       1.12%
Portfolio Turnover Rate.............................            82%            22%         95%         43%         28%         33%

                                     SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                      JUNE 30, 2001     -------------------------------------------------------------------------
ENTERPRISE MANAGED FUND (CLASS B)      (UNAUDITED)        2000             1999              1998             1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of
 Period............................      $   7.93       $   8.96         $   9.17          $   9.19         $   7.93     $   6.68
Net Investment Income (Loss).......         (0.03)(F)       0.02(F)          0.00(F,G)           --(G)         (0.01)        0.02
Net Realized and Unrealized Gain
 (Loss) on Investments.............         (0.44)         (0.04)            0.61              0.57             1.63         1.41
                                     --------------------------------------------------------------------------------------------
Total from Investment Operations...         (0.47)         (0.02)            0.61              0.57             1.62         1.43
                                     --------------------------------------------------------------------------------------------
Dividends from Net Investment
 Income............................            --          (0.02)           (0.01)            (0.01)              --        (0.04)
Distributions from Capital Gains...            --          (0.99)           (0.81)            (0.58)           (0.36)       (0.14)
                                     --------------------------------------------------------------------------------------------
Total Distributions................            --          (1.01)           (0.82)            (0.59)           (0.36)       (0.18)
                                     --------------------------------------------------------------------------------------------
Net Asset Value End of Period......      $   7.46       $   7.93         $   8.96          $   9.17         $   9.19     $   7.93
                                     --------------------------------------------------------------------------------------------
Total Return(D)....................         (5.93)%(B)     (0.12)%           6.75%             6.31%           20.45%       21.50%
Net Assets End of Period (In
 Thousands)........................       103,241       $111,848         $149,098          $161,552         $110,213     $ 57,037
Ratio of Expenses to Average Net
 Assets............................          2.05%(A)       2.06%            2.03%             2.05%            2.04%        2.13%
Ratio of Expenses to Average Net
 Assets (Excluding
 Reimbursement)....................          2.12%(A)       2.07%            2.03%             2.05%            2.04%        2.13%
Ratio of Net Investment Income
 (Loss) to Average Net Assets......         (0.67)%(A)      0.23%            0.04%             0.02%           (0.09)%       0.52%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Reimbursement).........         (0.74)%(A)      0.22%            0.04%             0.02%           (0.09)%       0.52%
Portfolio Turnover Rate............            82%            22%              95%               43%              28%          33%

                                                                                                                 FOR THE PERIOD
                                              SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,                    MAY 1
                                               JUNE 30, 2001     -------------------------------------------         THROUGH
ENTERPRISE MANAGED FUND (CLASS C)               (UNAUDITED)         2000             1999            1998       DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........      $   7.93        $   8.96         $   9.09        $    9.21         $  8.24
Net Investment Income (Loss)................         (0.03)(F)        0.02(F)          0.00(F,G)       (0.01)             --
Net Realized and Unrealized Gain (Loss) on
 Investments................................         (0.44)          (0.04)            0.68             0.49            1.38
                                              -----------------------------------------------------------------------------------
Total from Investment Operations............         (0.47)          (0.02)            0.68             0.48            1.38
                                              -----------------------------------------------------------------------------------
Dividends from Net Investment Income........            --           (0.02)              --            (0.02)          (0.05)
Distributions from Capital Gains............            --           (0.99)           (0.81)           (0.58)          (0.36)
                                              -----------------------------------------------------------------------------------
Total Distributions.........................            --           (1.01)           (0.81)           (0.60)          (0.41)
                                              -----------------------------------------------------------------------------------
Net Asset Value End of Period...............      $   7.46        $   7.93         $   8.96        $    9.09         $  9.21
                                              -----------------------------------------------------------------------------------
Total Return(D).............................         (5.93)%(B)      (0.15)%           7.64%            5.36%          16.74%(B)
Net Assets End of Period (In Thousands).....      $  6,618        $  7,382         $  9,957        $  11,654         $ 3,614
Ratio of Expenses to Average Net Assets.....          2.05%(A)        2.06%            2.03%            2.05%           2.06%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)..................          2.12%(A)        2.07%            2.03%            2.05%           2.06%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................         (0.67)%(A)       0.23%            0.05%            0.02%          (0.18)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement).............................         (0.74)%(A)       0.22%            0.05%            0.02%          (0.18)%(A)
Portfolio Turnover Rate.....................            82%             22%              95%              43%             28%(A)

                                                   SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2001     ------------------------------------------------------------
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS A)      (UNAUDITED)        2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..............      $ 12.11        $  11.57     $  12.15     $  12.03     $  11.80     $  11.83
Net Investment Income (Loss).....................         0.34(F)         0.65(F)      0.65(F)      0.68         0.73         0.74
Net Realized and Unrealized Gain (Loss) on
 Investments.....................................         0.06            0.54        (0.58)        0.12         0.23        (0.03)
                                                   -------------------------------------------------------------------------------
Total from Investment Operations.................         0.40            1.19         0.07         0.80         0.96         0.71
                                                   -------------------------------------------------------------------------------
Dividends from Net Investment Income.............        (0.33)          (0.65)       (0.65)       (0.68)       (0.73)       (0.74)
                                                   -------------------------------------------------------------------------------
Distributions from Capital Gains.................           --              --           --           --           --           --
Total Distributions..............................        (0.33)          (0.65)       (0.65)       (0.68)       (0.73)       (0.74)
                                                   -------------------------------------------------------------------------------
Net Asset Value End of Period....................      $ 12.18        $  12.11     $  11.57     $  12.15     $  12.03     $  11.80
                                                   -------------------------------------------------------------------------------
Total Return(C)..................................         3.31%(B)       10.69%        0.58%        6.82%        8.39%        6.29%
Net Assets End of Period (In Thousands)..........      $90,195        $ 80,994     $ 73,706     $ 71,609     $ 68,639     $ 73,693
Ratio of Expenses to Average Net Assets..........         1.30%(A)        1.30%        1.30%        1.30%        1.30%        1.30%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement).......................         1.36%(A)        1.36%        1.39%        1.38%        1.46%        1.42%
Ratio of Net Investment Income (Loss) to Average
 Net Assets......................................         5.53%(A)        5.58%        5.46%        5.61%        6.16%        6.35%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)............         5.46%(A)        5.53%        5.37%        5.53%        6.00%        6.23%
Portfolio Turnover Rate..........................            6%              7%          11%           8%          10%           0%

                                                   SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2001     ------------------------------------------------------------
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS B)      (UNAUDITED)        2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..............      $ 12.11        $  11.57     $  12.14     $  12.02     $  11.79     $  11.83
Net Investment Income (Loss).....................         0.30(F)         0.59(F)      0.58(F)      0.61         0.66         0.68
Net Realized and Unrealized Gain (Loss) on
 Investments.....................................         0.05            0.54        (0.57)        0.12         0.23        (0.04)
                                                   -------------------------------------------------------------------------------
Total from Investment Operations.................         0.35            1.13         0.01         0.73         0.89         0.64
                                                   -------------------------------------------------------------------------------
Dividends from Net Investment Income.............        (0.29)          (0.59)       (0.58)       (0.61)       (0.66)       (0.68)
                                                   -------------------------------------------------------------------------------
Dividends from Net Investment Income.............           --              --           --           --           --           --
Total Distributions..............................        (0.29)          (0.59)       (0.58)       (0.61)       (0.66)       (0.68)
                                                   -------------------------------------------------------------------------------
Net Asset Value End of Period....................      $ 12.17        $  12.11     $  11.57     $  12.14     $  12.02     $  11.79
                                                   -------------------------------------------------------------------------------
Total Return(D)..................................         2.94%(B)       10.09%        0.12%        6.24%        7.81%        5.61%
Net Assets End of Period (In Thousands)..........      $52,289        $ 41,344     $ 36,876     $ 27,134     $ 12,285     $  5,683
Ratio of Expenses to Average Net Assets..........         1.85%(A)        1.85%        1.85%        1.85%        1.85%        1.85%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement).......................         1.92%(A)        1.91%        1.95%        1.93%        2.01%        1.96%
Ratio of Net Investment Income to Average Net
 Assets..........................................         4.97%(A)        5.06%        4.92%        5.00%        5.55%        5.79%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)............         4.91%(A)        4.99%        4.82%        4.91%        5.39%        5.68%
Portfolio Turnover Rate..........................            6%              7%          11%           8%          10%           0%

                                                     SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,             FOR THE PERIOD
                                                      JUNE 30, 2001     --------------------------------         MAY 1 THROUGH
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS C)        (UNAUDITED)       2000         1999         1998        DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period................      $ 12.11        $11.57       $12.14       $12.03            $11.63
Net Investment Income (Loss).......................         0.30(F)       0.59(F)      0.58(F)      0.62              0.46
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................         0.06          0.54        (0.57)        0.11              0.40
                                                     ---------------------------------------------------------------------------
Total from Investment Operations...................         0.36          1.13         0.01         0.73              0.86
                                                     ---------------------------------------------------------------------------
Dividends from Net Investment Income...............        (0.29)        (0.59)       (0.58)       (0.62)            (0.46)
                                                     ---------------------------------------------------------------------------
Distributions from Capital Gains...................           --            --           --           --                --
Total Distributions................................        (0.29)        (0.59)       (0.58)       (0.62)            (0.46)
                                                     ---------------------------------------------------------------------------
Net Asset Value End of Period......................      $ 12.18        $12.11       $11.57       $12.14            $12.03
                                                     ---------------------------------------------------------------------------
Total Return(D)....................................         3.03%(B)     10.08%        0.12%        6.15%             7.49%(B)
Net Assets End of Period (In Thousands)............      $12,742        $8,692       $5,516       $3,089            $  498
Ratio of Expenses to Average Net Assets............         1.85%(A)      1.85%        1.85%        1.85%             1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)....................................         1.92%(A)      1.90%        1.95%        1.94%             2.03%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................         4.97%(A)      5.02%        4.92%        4.97%             5.39%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)..............         4.90%(A)      4.97%        4.82%        4.88%             5.21%(A)
Portfolio Turnover Rate............................            6%            7%          11%           8%               10%(A)

                                               SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2001     -------------------------------------------------------
ENTERPRISE HIGH-YIELD BOND FUND (CLASS A)        (UNAUDITED)       2000        1999        1998        1997        1996
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........      $  9.74        $ 10.99     $ 11.53     $ 12.35     $ 11.84     $ 11.39
Net Investment Income (Loss).................         0.42(F)        0.94(F)     0.94(F)     0.94        0.99        0.94
Net Realized and Unrealized Gain (Loss) on
 Investments.................................        (0.07)         (1.25)      (0.53)      (0.66)       0.51        0.45
                                               --------------------------------------------------------------------------
Total from Investment Operations.............         0.35          (0.31)       0.41        0.28        1.50        1.39
                                               --------------------------------------------------------------------------
Dividends from Net Investment Income.........        (0.42)         (0.94)      (0.94)      (0.94)      (0.99)      (0.94)
Distributions from Capital Gains.............           --             --       (0.01)      (0.16)         --          --
                                               --------------------------------------------------------------------------
Total Distributions..........................        (0.42)         (0.94)      (0.95)      (1.10)      (0.99)      (0.94)
                                               --------------------------------------------------------------------------
Net Asset Value, End of Period...............      $  9.67        $  9.74     $ 10.99     $ 11.53     $ 12.35     $ 11.84
                                               --------------------------------------------------------------------------
Total Return(C)..............................         3.54%(B)      (2.96)%      3.64%       2.29%      13.18%      12.78%
Net Assets End of Period (In Thousands)......      $59,121        $54,612     $64,038     $72,637     $66,422     $54,129
Ratio of Expenses to Average Net Assets......         1.30%(A)       1.30%       1.30%       1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................         1.45%(A)       1.42%       1.41%       1.44%       1.47%       1.50%
Ratio of Net Investment Income to Average Net
 Assets......................................         8.49%(A)       9.01%       8.30%       7.72%       8.20%       8.21%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         8.34%(A)       8.90%       8.18%       7.58%       8.03%       8.01%
Portfolio Turnover Rate......................           43%            61%         84%        114%        175%        180%

                                               SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2001     -------------------------------------------------------
ENTERPRISE HIGH-YIELD BOND FUND (CLASS B)        (UNAUDITED)       2000        1999        1998        1997        1996
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........      $  9.74        $ 10.99     $ 11.52     $ 12.35     $ 11.84     $ 11.39
Net Investment Income (Loss).................         0.39(F)        0.88(F)     0.88(F)     0.87        0.77        0.88
Net Realized and Unrealized Gain (Loss) on
 Investments.................................        (0.07)         (1.25)      (0.52)      (0.67)       0.51        0.45
                                               --------------------------------------------------------------------------
Total from Investment Operations.............         0.32          (0.37)       0.36        0.20        1.28        1.33
                                               --------------------------------------------------------------------------
Dividends from Net Investment Income.........        (0.39)         (0.88)      (0.88)      (0.87)      (0.77)      (0.88)
Distributions from Capital Gains.............           --             --       (0.01)      (0.16)         --          --
                                               --------------------------------------------------------------------------
Total Distributions..........................        (0.39)         (0.88)      (0.89)      (1.03)      (0.77)      (0.88)
                                               --------------------------------------------------------------------------
Net Asset Value, End of Period...............      $  9.67        $  9.74     $ 10.99     $ 11.52     $ 12.35     $ 11.84
                                               --------------------------------------------------------------------------
Total Return(D)..............................         3.26%(B)      (3.49)%      3.18%       1.64%      12.59%      12.16%
Net Assets End of Period (In Thousands)......      $40,822        $32,631     $36,673     $35,495     $19,898     $ 7,892
Ratio of Expenses to Average Net Assets......         1.85%(A)       1.85%       1.85%       1.85%       1.85%       1.85%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................         2.00%(A)       1.97%       1.96%       1.99%       2.02%       2.05%
Ratio of Net Investment Income to Average Net
 Assets......................................         7.92%(A)       8.47%       7.75%       7.20%       7.51%       7.74%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         7.77%(A)       8.35%       7.64%       7.06%       7.35%       7.55%
Portfolio Turnover Rate......................           43%            61%         84%        114%        175%        180%

                                                                                                 FOR THE PERIOD
                                               SIX MONTHS ENDED    YEAR ENDED DECEMBER 31,            MAY 1
                                                JUNE 30, 2001     --------------------------         THROUGH
ENTERPRISE HIGH-YIELD BOND FUND (CLASS C)        (UNAUDITED)       2000      1999      1998     DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........       $ 9.74        $10.99    $11.53    $12.35         $11.71
Net Investment Income (Loss).................         0.39(F)       0.88(F)   0.88(F)   0.87           0.61
Net Realized and Unrealized Gains (Losses) on
 Investments.................................        (0.07)        (1.25)    (0.53)    (0.66)          0.64
                                               ------------------------------------------------------------------
Total from Investment Operations.............         0.32         (0.37)     0.35      0.21           1.25
                                               ------------------------------------------------------------------
Dividends from Net Investment Income.........        (0.39)        (0.88)    (0.88)    (0.87)         (0.61)
Distributions from Capital Gains.............           --            --     (0.01)    (0.16)            --
                                               ------------------------------------------------------------------
Total Distributions..........................        (0.39)        (0.88)    (0.89)    (1.03)         (0.61)
                                               ------------------------------------------------------------------
Net Asset Value End of Period................       $ 9.67        $ 9.74    $10.99    $11.53         $12.35
                                               ------------------------------------------------------------------
Total Return(D)..............................         3.26%(B)     (3.49)%    3.09%     1.72%         10.87%(B)
Net Assets End of Period (In Thousands)......       $8,882        $7,035    $6,841    $5,392         $1,463
Ratio of Expenses to Average Net Assets......         1.85%(A)      1.85%     1.85%     1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)...................         1.99%(A)      1.96%     1.96%     1.99%          2.01%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................         7.89%(A)      8.47%     7.73%     7.27%          6.84%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)..............................         7.75%(A)      8.36%     7.62%     7.13%          6.68%(A)
Portfolio Turnover Rate......................           43%           61%       84%      114%           175%(A)

                                                       SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2001     -------------------------------------------------------
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS A)              (UNAUDITED)       2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period...............         $ 13.60        $ 12.82     $ 13.84     $ 13.95     $ 13.83     $ 13.99
Net Investment Income (Loss)......................            0.27(F)        0.55(F)     0.54(F)     0.60        0.63        0.64
Net Realized and Unrealized Gain (Loss) on
 Investments......................................           (0.05)          0.78       (0.92)       0.20        0.31       (0.16)
                                                       --------------------------------------------------------------------------
Total from Investment Operations..................            0.22           1.33       (0.38)       0.80        0.94        0.48
                                                       --------------------------------------------------------------------------
Dividends from Net Investment Income..............           (0.27)         (0.55)      (0.54)      (0.60)      (0.63)      (0.64)
Distributions from Capital Gains..................              --             --       (0.10)      (0.31)      (0.19)         --
                                                       --------------------------------------------------------------------------
Total Distributions...............................           (0.27)         (0.55)      (0.64)      (0.91)      (0.82)      (0.64)
                                                       --------------------------------------------------------------------------
Net Asset Value End of Period.....................         $ 13.55        $ 13.60     $ 12.82     $ 13.84     $ 13.95     $ 13.83
                                                       --------------------------------------------------------------------------
Total Return(C)...................................            1.61%(B)      10.65%      (2.76)%      5.92%       6.96%       3.53%
Net Assets End of Period (In Thousands)...........         $20,519        $22,240     $21,703     $23,710     $23,695     $28,478
Ratio of Expenses to Average Net Assets...........            1.10%(A)       1.10%       1.10%       1.10%       1.22%       1.25%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...................................            1.36%(A)       1.36%       1.44%       1.40%       1.60%       1.41%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.......................................            3.95%(A)       4.23%       4.05%       4.30%       4.50%       4.64%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement).............            3.69%(A)       3.97%       3.71%       4.00%       4.12%       4.48%
Portfolio Turnover Rate...........................              26%            41%        110%        100%          1%          1%

                                                       SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2001     -------------------------------------------------------
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS B)              (UNAUDITED)       2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period...............         $ 13.60        $ 12.82     $ 13.84     $ 13.95     $ 13.83     $ 13.99
Net Investment Income (Loss)......................            0.23(F)        0.48(F)     0.47(F)     0.53        0.55        0.56
Net Realized and Unrealized Gain (Loss) on
 Investments......................................           (0.05)          0.78       (0.92)       0.20        0.31       (0.16)
                                                       --------------------------------------------------------------------------
Total from Investment Operations..................            0.18           1.26       (0.45)       0.73        0.86        0.40
                                                       --------------------------------------------------------------------------
Dividends from Net Investment Income..............           (0.23)         (0.48)      (0.47)      (0.53)      (0.55)      (0.56)
Distributions from Capital Gains..................              --             --       (0.10)      (0.31)      (0.19)         --
                                                       --------------------------------------------------------------------------
Total Distributions...............................           (0.23)         (0.48)      (0.57)      (0.84)      (0.74)      (0.56)
                                                       --------------------------------------------------------------------------
Net Asset Value End of Period.....................         $ 13.55        $ 13.60     $ 12.82     $ 13.84     $ 13.95     $ 13.83
                                                       --------------------------------------------------------------------------
Total Return(D)...................................            1.33%(B)      10.05%      (3.29)%      5.33%       6.36%       2.96%
Net Assets End of Period (In Thousands)...........         $ 6,639        $ 6,650     $ 5,640     $ 4,451     $ 2,883     $ 2,037
Ratio of Expenses to Average Net Assets...........            1.65%(A)       1.65%       1.65%       1.65%       1.76%       1.80%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...................................            1.91%(A)       1.91%       1.99%       1.96%       2.16%       1.96%
Ratio of Net Investment Income to Average Net
 Assets...........................................            3.39%(A)       3.68%       3.51%       3.71%       3.94%       4.07%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement).............            3.13%(A)       3.42%       3.16%       3.41%       3.54%       3.92%
Portfolio Turnover Rate...........................              26%            41%        110%        100%          1%          1%

                                                                                                                 FOR THE PERIOD
                                                      SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,                 MAY 1
                                                       JUNE 30, 2001     ----------------------------------          THROUGH
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS C)             (UNAUDITED)        2000         1999         1998       DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.................      $ 13.60        $  12.82     $  13.84     $  13.95          $13.68
Net Investment Income (Loss)........................         0.23(F)         0.48(F)      0.47(F)      0.53            0.36
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        (0.05)           0.78        (0.92)        0.20            0.46
                                                      ---------------------------------------------------------------------------
Total from Investment Operations....................         0.18            1.26        (0.45)        0.73            0.82
                                                      ---------------------------------------------------------------------------
Dividends from Net Investment Income................        (0.23)          (0.48)       (0.47)       (0.53)          (0.36)
Distributions from Capital Gains....................           --              --        (0.10)       (0.31)          (0.19)
                                                      ---------------------------------------------------------------------------
Total Distributions.................................        (0.23)          (0.48)       (0.57)       (0.84)          (0.55)
                                                      ---------------------------------------------------------------------------
Net Asset Value End of Period.......................      $ 13.55        $  13.60     $  12.82     $  13.84          $13.95
                                                      ---------------------------------------------------------------------------
Total Return(D).....................................         1.33%(B)        9.96%       (3.23)%       5.34%           6.14%(B)
Net Assets End of Period (In Thousands).............      $ 1,547        $  1,577     $  1,706     $    777          $  184
Ratio of Expenses to Average Net Assets.............         1.65%(A)        1.65%        1.65%        1.65%           1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).....................................         1.91%(A)        1.91%        1.97%        1.93%           2.34%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.............................................         3.40%(A)        3.68%        3.54%        3.71%           3.99%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)...................         3.14%(A)        3.42%        3.22%        3.43%           3.32%(A)
Portfolio Turnover Rate.............................           26%             41%         110%         100%              1%(A)

                                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2001     ------------------------------------------------------------
ENTERPRISE MONEY MARKET FUND (CLASS A)              (UNAUDITED)        2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.............      $   1.00       $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net Investment Income (Loss)....................          0.02(F)        0.06(F)      0.05(F)      0.05         0.05         0.04
                                                  -------------------------------------------------------------------------------
Total from Investment Operations................          0.02           0.06         0.05         0.05         0.05         0.04
                                                  -------------------------------------------------------------------------------
Dividends from Net Investment Income............         (0.02)         (0.06)       (0.05)       (0.05)       (0.05)       (0.04)
                                                  -------------------------------------------------------------------------------
Total Distributions.............................         (0.02)         (0.06)       (0.05)       (0.05)       (0.05)       (0.04)
                                                  -------------------------------------------------------------------------------
Net Asset Value End of Period...................      $   1.00       $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                  -------------------------------------------------------------------------------
Total Return....................................          2.39%(B)       6.05%        4.80%        5.04%        4.69%        4.51%
Net Assets End of Period (In Thousands).........      $260,143       $272,225     $204,403     $140,490     $ 68,466     $ 59,074
Ratio of Expenses to Average Net Assets.........          0.57%(A)       0.56%        0.59%        0.64%        1.00%        1.00%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................          0.57%(A)       0.56%        0.59%        0.64%        1.24%        1.18%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.....................................          4.75%(A)       5.91%        4.74%        4.91%        4.59%        4.42%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........          4.75%(A)       5.91%        4.74%        4.91%        4.35%        4.24%

                                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2001     ------------------------------------------------------------
ENTERPRISE MONEY MARKET FUND (CLASS B)              (UNAUDITED)        2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.............      $  1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net Investment Income (Loss)....................         0.02(F)         0.06(F)      0.05(F)      0.05         0.04         0.04
                                                  -------------------------------------------------------------------------------
Total from Investment Operations................         0.02            0.06         0.05         0.05         0.04         0.04
                                                  -------------------------------------------------------------------------------
Dividends from Net Investment Income............        (0.02)          (0.06)       (0.05)       (0.05)       (0.04)       (0.04)
                                                  -------------------------------------------------------------------------------
Total Distributions.............................        (0.02)          (0.06)       (0.05)       (0.05)       (0.04)       (0.04)
                                                  -------------------------------------------------------------------------------
Net Asset Value End of Period...................      $  1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                  -------------------------------------------------------------------------------
Total Return(D).................................         2.39%(B)        6.05%        4.80%        5.04%        4.11%        3.94%
Net Assets End of Period (In Thousands).........      $34,251        $ 28,096     $ 32,863     $ 10,147     $  5,980     $  1,344
Ratio of Expenses to Average Net Assets.........         0.57%(A)        0.56%        0.60%        0.64%        1.55%        1.55%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)......................         0.57%(A)        0.56%        0.60%        0.64%        1.79%        1.73%
Ratio of Net Investment Income to Average (Loss)
 Net Assets.....................................         4.75%(A)        5.91%        4.86%        4.91%        4.09%        3.85%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)...........         4.75%(A)        5.91%        4.86%        4.91%        3.85%        3.68%

                                                      SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,            FOR THE PERIOD
                                                       JUNE 30, 2001     ----------------------------------       MAY 1 THROUGH
ENTERPRISE MONEY MARKET FUND (CLASS C)                  (UNAUDITED)        2000         1999         1998       DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.................       $ 1.00        $   1.00     $   1.00     $   1.00          $ 1.00
Net Investment Income (Loss)........................         0.02(F)         0.06(F)      0.05(F)      0.05            0.02
                                                      ---------------------------------------------------------------------------
Total from Investment Operations....................         0.02            0.06         0.05         0.05            0.02
                                                      ---------------------------------------------------------------------------
Dividends from Net Investment Income................        (0.02)          (0.06)       (0.05)       (0.05)          (0.02)
                                                      ---------------------------------------------------------------------------
Total Distributions.................................        (0.02)          (0.06)       (0.05)       (0.05)          (0.02)
                                                      ---------------------------------------------------------------------------
Net Asset Value End of Period.......................       $ 1.00        $   1.00     $   1.00     $   1.00          $ 1.00
                                                      ---------------------------------------------------------------------------
Total Return(D).....................................         2.39%(B)        6.05%        4.80%        5.04%           2.86%(B)
Net Assets End of Period (In Thousands).............       $8,275        $  8,709     $  7,296     $  4,680          $1,021
Ratio of Expenses to Average Net Assets.............         0.57%(A)        0.56%        0.59%        0.63%           1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).....................................         0.57%(A)        0.56%        0.59%        0.63%           1.85%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.............................................         4.75%(A)        5.91%        4.76%        4.90%           4.15%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)...................         4.75%(A)        5.91%        4.76%        4.90%           3.85%(A)

A Annualized.
B Not annualized.
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Ratio includes expenses paid indirectly.
F Based on average monthly shares outstanding for the period.
G Less than $0.01 per share.

                                  Recycle Logo

                                                                                Please leave blank. For NFDS use only.

                                                                   Mail to:  The Enterprise Group of Funds, Inc.
                                                                             P.O. Box 219731, Kansas City, MO 64121-9731
        [ENTERPRISE GROUP OF FUNDS LOGO]                           Make check payable to: The Enterprise Group of Funds, Inc. The
                                                                   Funds do not accept money orders. For assistance, call Enterprise
                                                                   Shareholder Services at: 1-800-368-3527
NEW ACCOUNT APPLICATION

1.   TYPE OF ACCOUNT (Please print or type.)
     [ ] INDIVIDUAL                                                [ ] JOINT

                                                                   Joint Registrant
     Name                                                          Name (if any)
         ----------------------------------------------------                    --------------------------------------------------
              First           Middle             Last                                  First            Middle           Last
     SSN#                                                          U.S. Citizen  [ ] Yes  [ ] No
          ---------------------------------------------------      If no, list country of citizenship
          Use only the Social Security Number of the                                                 ------------------------------
          first listed joint tenant.

===================================================================================================================================

     [ ] UNIFORM GIFT TO MINORS        or             [ ] UNIFORM TRANSFER TO MINORS

     Name of Adult Custodian (only one permitted)
                                                  ---------------------------------------------------------------------------------
     Name of Minor (only one permitted)
                                        -------------------------------------------------------------------------------------------
     Minor's Date of Birth                                         Minor's Social Security Number
                          ---------------------------------------                                  --------------------------------
     under the                                                     Uniform Gifts/Transfers to Minors Act
              ---------------------------------------------------                                         -------------------------
                         State of Residence of Minor

===================================================================================================================================

     [ ] CORPORATION                         [ ] PARTNERSHIP          Taxpayer ID #
                                                                            or        ---------------------------------------------
     [ ] TRUST                               [ ] OTHER                Social Security #
                                                                                       --------------------------------------------

     Name of Corporation, Partnership, Trust or Other
                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------
     Name of Trustee(s) (if Trust)
                                  -------------------------------------------------------------------------------------------------
     Date of Trust Agreement (if Trust)
                                       --------------------------------------------------------------------------------------------

===================================================================================================================================

2.   ADDRESS

     Street or P.O. Box
                        -----------------------------------------------------------------------------------------------------------
     City                                                      State                               Zip Code
         -----------------------------------------------------       -----------------------------           ----------------------
     Daytime Telephone                                         E-mail Address
                      ----------------------------------------               ------------------------------------------------------

===================================================================================================================================

3.   INVESTMENT INFORMATION (If no class indicated, investment will be made in Class A Shares. If no fund is indicated, investment will be made into Money Market Class A.)

     (check Share Class) [ ] A  [ ] B  [ ] C          Total Dollars Invested $                   ($1,000 minimum per Class per Fund)
                                                                              -------------------


Mid-Cap Growth                  $               or       %          Global Socially Responsive            $               or       %
                                 --------------    ------                                                  --------------    ------
Multi-Cap Growth                $               or       %          Global Technology                     $               or       %
                                 --------------    ------                                                  --------------    ------
Small Company Growth            $               or       %          Internet                              $               or       %
                                 --------------    ------                                                  --------------    ------
Small Company Value             $               or       %          Mergers and Acquisitions              $               or       %
                                 --------------    ------                                                  --------------    ------
Capital Appreciation            $               or       %          Balanced                              $               or       %
                                 --------------    ------                                                  --------------    ------
Equity                          $               or       %          Managed                               $               or       %
                                 --------------    ------                                                  --------------    ------
Equity Income                   $               or       %          Strategic Allocation                  $               or       %
                                 --------------    ------                                                  --------------    ------
Growth                          $               or       %          Government Securities                 $               or       %
                                 --------------    ------                                                  --------------    ------
Growth and Income               $               or       %          High-Yield Bond                       $               or       %
                                 --------------    ------                                                  --------------    ------
International Growth            $               or       %          Tax-Exempt Income                     $               or       %
                                 --------------    ------                                                  --------------    ------
Global Financial Services       $               or       %          Total Return                          $               or       %
                                 --------------    ------                                                  --------------    ------
Global Health Care Fund         $               or       %          Money Market (check Share Class)      $               or       %
                                 --------------    ------                                                  --------------    ------


                                                                                [ ] A  [ ] B  [ ] C


===================================================================================================================================

4.   RIGHTS OF ACCUMULATION DISCOUNT (Class A Shares only)

     The following previously established Class A Enterprise Fund Accounts qualify for inclusion with the account established hereby under the Cumulative Rights of Accumulation Discount provisions of the Prospectus for a reduced sales charge. Account number(s)
     and registration:

     1.                                                          3.
       ---------------------------------------------------------    ---------------------------------------------------------------
     2.                                                          4.
       ---------------------------------------------------------    ---------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

5.   LETTER OF INTENT -- Optional (see terms and conditions in Prospectus) Class A Shares only

     Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of one or more of the above funds an aggregate amount of at least equal to that which is checked below:
     [ ] $100,000          [ ] $250,000      [ ] $500,000      [ ] $1,000,000 or more
     Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the
     Prospectus. By completing this Letter of Intent and signing this application below, I agree to the terms and conditions of the
     Letter of Intent and Escrow Account set forth in the Prospectus. In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply: Account number(s) and registration:

          1.
             ----------------------------------------------------------------------------------------------------------------------
          2.
            -----------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

6.   DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS (All distributions will be automatically reinvested if no box is marked.)

     [ ] All distributions automatically reinvested            [ ] All distributions in cash by check
     [ ] Income in cash, capital gains reinvested              [ ] All distributions in cash, sent to bank account of record
     [ ] Income reinvested, capital gains in cash                  (must complete Section 11)

     Invest income/capital gains (circle one or both) from the                                                     Fund(s) into the
                                                               ----------------------------------------------------
     ---------------------------------------------------- Fund. (Account is subject to the $1,000 minimum.)

===================================================================================================================================

7.   TELEPHONE EXCHANGE PRIVILEGE AND/OR TELEPHONE REDEMPTION PRIVILEGE

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange or redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Enterprise Funds current
     Prospectus. I understand that the exchange privilege is only available for exchanges within the same class of shares.

     [ ] I DO NOT want the Telephone Exchange Privilege        [ ] I DO NOT want the Telephone Redemption Privilege

     Redemptions by telephone must be for an amount less than $50,000 and will be sent by check via U.S. Mail to the address of record, or sent to the bank of record, if Section 10 is completed with bank instructions. Redemptions of Class B and C shares may be subject to a contingent deferred sales charge, as set forth in the Enterprise Funds Prospectus.

     Neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine.
     Should the Fund or its Transfer Agent fail to utilize reasonable procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

===================================================================================================================================

8.   SIGNATURES

     The undersigned warrants that I (we) have full authority to make this application, am (are) of legal age and have received and read a current Prospectus and agree to its terms. I (we) certify that the information provided on this form is correct and complete. Unless indicated by the box below, the account owner is not subject to backup withholding, and I am a U.S. person
     (including a U.S. resident alien). I (we) consent to the delivery of single copy of certain shareholder documents to me and all other shareholders with the same last name who share my address. These shareholder documents are the prospectus, annual report, semi-annual report, annual privacy notice, information statements and proxies. I (we) understand that this consent shall last as long as I remain a shareholder, unless you direct otherwise. I (we) understand that I (we) may revoke the consent by calling
     Enterprise at 1-800-368-3527.
     [ ] The undersigned is subject to backup withholding.
     NOTE: Do not check this box indicating that you are subject to backup withholding unless you have received such notice from the
     Internal Revenue Service.


     ------------------------------------------------------------------------------------------------------------------------------
     Signature of Individual, Custodian or Trustee                                                          Date


     ------------------------------------------------------------------------------------------------------------------------------
     Signature of Joint Registrant, if any                                                                  Date

===================================================================================================================================

9.   TO BE COMPLETED BY BROKER OR DEALER

     Registered Representative Name                                              Representative Number
                                   ---------------------------------------------                       ----------------------------
     Broker/Dealer Name
                        -----------------------------------------------------------------------------------------------------------
     Branch Address
                    ---------------------------------------------------------------------------------------------------------------
                                                                        Rep. Telephone Number (   )
     ------------------------------------------------------------------                            --------------------------------

OPTIONAL FEATURES

10.  BANK ACCOUNT OF RECORD

     [ ] I DO NOT want the bank of the purchase check established as the bank of record. If bank of record is different, please attach VOIDED check.

     Bank Name
              ---------------------------------------------------------------------------------------------------------------------
     Bank Address
                  -----------------------------------------------------------------------------------------------------------------
     City                                                                    State                      Zip Code
         -------------------------------------------------------------------      ----------------------         ------------------
     Bank ABA #                                                         Bank Account #
               --------------------------------------------------------                --------------------------------------------
     Account Name                                                                                       [ ] Checking or [ ] Savings
                 --------------------------------------------------------------------------------------

===================================================================================================================================

11.  AUTOMATIC BANK DRAFT PLAN

     With this plan, Enterprise will transfer money by ACH from your bank account to your Enterprise Fund account(s) on a monthly basis. The automatic bank draft plan is subject to a $100 minimum initial investment and a $25 minimum subsequent investment per Fund.

     These investments should begin                     (month)                    (day).
                                     -------------------        ------------------

     Note: First draft can not take place less than ten days after account is established.

     Invest $                       into the                                     Fund
             ----------------------          -----------------------------------
     Invest $                       into the                                     Fund
             ----------------------          -----------------------------------
     Invest $                       into the                                     Fund
             ----------------------          -----------------------------------
     Invest $                       into the                                     Fund
             ----------------------          -----------------------------------

===================================================================================================================================

12.  AUTOMATIC DOLLAR COST AVERAGING PLAN

     With this plan, Enterprise will transfer money directly from your Enterprise account into whichever Enterprise Funds you choose. This plan is subject to a $1,000 balance in the Fund that is to be debited. You may choose to have $50 or more transferred within the same class of shares to either an established Enterprise Fund, or you may open a new account subject to an initial minimum of $100.

     My                                           Fund account should be debited beginning                 (month)           (day).
       ------------------------------------------                                          ----------------       -----------

     Invest $              into the                                     Fund
             --------------         -----------------------------------
     Invest $              into the                                     Fund
             --------------         -----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

13.  CHECKWRITING -- OPTIONAL FEATURE FOR ENTERPRISE CLASS A MONEY MARKET FUND ONLY.
     (SUBJECT TO A $5,000 MINIMUM INVESTMENT and $500 minimum per check.)

     If you wish to have checkwriting privileges, complete and sign below.


     Account Name
                 ------------------------------------------------------------------------------------------------------------------
                            (must be the same as Shareholder Account Registration)


     Authorized Signature(s)
                            -------------------------------------------------------------------------------------------------------

     Check one:   [ ] All signatures required            [ ] Shareholder is a Trust, Corporation or other organization
                  [ ] One signature is required          [ ] Total number of signatures required

     In signing this signature card, the signator(s) signifies his/her agreement to be subject to the rules and regulations of State
     Street Bank and Trust Company pertaining thereto and as amended from time to time and subject to the conditions printed in the prospectus.

===================================================================================================================================

14.  SYSTEMATIC WITHDRAWAL PLAN

     This plan makes it easy for you to receive regular income from your investment, have checks deposited into your bank account or have this income sent to a third party. Minimum account balance of $5,000 is required. For additional information, please see the Prospectus.

     I wish to open a systematic withdrawal account:

     [ ] In a new account established with this application
     [ ] In an existing account

     ------------------------------------------------------------------------------------------------------------------------------
     Fund, account number and registration

     Please redeem sufficient shares on the 15(th) day of the month or the following business day ($100 minimum). Quarterly and annual withdrawals will be processed on the 15th day or the following business day of the month following the quarter or year end.

                    [ ] Monthly amount of $
                                            ------------
                    [ ] Quarterly amount of $
                                             -----------
                    [ ] Annual amount of $
                                          --------------
          Check one:

                    [ ] Send checks to the address of record.
                    [ ] Deposit checks into my bank account. (Section 10 of this application must be completed.)
                    [ ] Send checks to the following third party:


                    ---------------------------------------------------------------------------------------------------------------
                    First Name                                Middle Initial                       Last Name


                    ---------------------------------------------------------------------------------------------------------------
                    Street Address


                    ---------------------------------------------------------------------------------------------------------------
                    City                                                    State                              Zip Code


                    ---------------------------------------------------------------------------------------------------------------
                    Your Signature (as on account)

===================================================================================================================================

15.  SIGNATURES

     The undersigned warrants that I (we) have full authority to elect the above options for my (our) Enterprise Account. If this is a new account, this page must accompany a new account application. If this is an existing account, please list the account number below:


                    ---------------------------------------------------------------------------------------------------------------
                    Enterprise Account Number and Registration


                    ---------------------------------------------------------------------------------------------------------------
                    Signature of Individual, Custodian or Trustee                                                 Date


                    ---------------------------------------------------------------------------------------------------------------
                    Signature of Joint Registrant, if any                                                         Date

Note:

If this checkwriting card (see reverse) is signed by more than one person, all checks will require only one of the signatures appearing exactly as above unless otherwise indicated. Each person guarantees the genuineness of the other's signature. Checks may not be for less than $500. Cancelled checks will be returned once monthly following the month in which they are cleared by the
Agent.

State Street Bank and Trust Company is hereby appointed agent (Agent) by the person(s) signing this card (the "Depositor(s)") and, as Agent, is authorized and directed to present checks drawn on this checking account to the Designated Fund ("Account") or its redemption agent and as requests to redeem shares of the Account registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions. The Agent shall be liable only for its own negligence.

Depositor(s) hereby authorize the Account or its redemption agent to honor redemption requests presented in the above manner by the
Agent. The Account and its redemption agent will not be liable for any loss, expense, cost or damage arising out of check redemption. Shares of the Account which were purchased by check within fifteen (15) calendar days will not be redeemed until the end of such time period. The Agent has the right not to honor checks in amounts exceeding the value of the Depositor(s) shareholder account at the time the check is presented for payment. If your account is subject to a contingent deferred sales charge, please see the Prospectus for additional terms and conditions.

The Agent reserves the right to change, modify or terminate this checking account at any time upon notification mailed to the address of record of the Depositor(s).


                              FOR MORE INFORMATION



                       SHAREHOLDER SERVICES/TRANSFER AGENT

                     National Financial Data Services, Inc.
                                330 W. 9th Street
                              Kansas City, MO 64105
                            Telephone: 1-800-368-3527


                               INVESTMENT ADVISOR

                       Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022
                            Telephone: 1-404-261-1116


                                   DISTRIBUTOR

                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022
                            Telephone: 1-800-432-4320


                                    CUSTODIAN

                       State Street Bank and Trust Company
                                   Boston, MA


                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                                Philadelphia, PA



                     MEMBER - INVESTMENT COMPANY INSTITUTE


               Shareholders who have consented to householding of
            shareholder documents may revoke that consent by calling
                                1-800-368-3527.

                      THE FOLLOWING DOCUMENTS CONTAIN MORE
                       INFORMATION ABOUT THE FUNDS AND ARE
                     AVAILABLE FREE OF CHARGE UPON REQUEST:

Annual/Semi-annual Reports. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

                       The Enterprise Group of Funds, Inc.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                                 1-800-432-4320

or by calling your broker or financial advisor. A copy of the prospectus is also available on the Funds' Web site at www.enterprisefunds.com

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009. You also may obtain additional information about the Funds by visiting The Enterprise Group of Funds, Inc.'s Web site (www.enterprisefunds.com) and 24-hour Shareholder information by calling 1-800-821-9540.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.
INVESTMENT COMPANY ACT
File No. 811-01582

                               [ENTERPRISE LOGO]
                                 1-800-432-4320
                             www.enterprisefunds.com

           SHAREHOLDER SERVICES/TRANSFER AGENT

         National Financial Data Services, Inc.
                    330 W. 9th Street
                  Kansas City, MO 64105
                Telephone: 1-800-368-3527


                   INVESTMENT ADVISOR

           Enterprise Capital Management, Inc.
                Atlanta Financial Center
                3343 Peachtree Road, N.E.
                        Suite 450
                 Atlanta, GA 30326-1022
                Telephone: 1-404-261-1116


                       DISTRIBUTOR

           Enterprise Fund Distributors, Inc.
                Atlanta Financial Center
                3343 Peachtree Road, N.E.
                        Suite 450
                 Atlanta, GA 30326-1022
                Telephone: 1-800-432-4320


                        CUSTODIAN

           State Street Bank and Trust Company
                       Boston, MA


                 INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP
                    Philadelphia, PA


          MEMBER - INVESTMENT COMPANY INSTITUTE

   Shareholders who have consented to householding of shareholder documents may revoke that consent by calling
                     1-800-368-3527.

                      THE FOLLOWING DOCUMENTS CONTAIN MORE
                      INFORMATION ABOUT THE FUNDS AND ARE
                     AVAILABLE FREE OF CHARGE UPON REQUEST:

Annual/Semi-annual Reports. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

                      The Enterprise Group of Funds, Inc.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                                 1-800-432-4320

or by calling your broker or financial advisor. A copy of the prospectus is also available on the Funds' Web site at www.enterprisefunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009. You also may obtain additional information about the Funds by visiting The Enterprise Group of Funds, Inc.'s Web site (www.enterprisefunds.com) and 24-hour Shareholder information by calling 1-800-821-9540.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.
INVESTMENT COMPANY ACT
FILE NO. 811-01582

                               (ENTERPRISE LOGO)
                                 1-800-432-4320
                            www.enterprisefunds.com

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022


                      STATEMENT OF ADDITIONAL INFORMATION

AGGRESSIVE STOCK:
         Enterprise Multi-Cap Growth
         Enterprise Small Company Growth
         Enterprise Small Company Value

STOCK:

         Enterprise Capital Appreciation
         Enterprise Deep Value
         Enterprise Equity
         Enterprise Equity Income
         Enterprise Growth
         Enterprise Growth and Income

INTERNATIONAL:

         Enterprise International Growth

SECTOR/SPECIALTY:

         Enterprise Global Financial Services
         Enterprise Global Socially Responsive
         Enterprise Global Technology
         Enterprise Internet
         Enterprise Mergers and Acquisitions

DOMESTIC HYBRID:

         Enterprise Balanced
         Enterprise Managed
         Enterprise Strategic Allocation

INCOME:

         Enterprise Government Securities
         Enterprise High-Yield Bond
         Enterprise Tax-Exempt Income
         Enterprise Total Return

MONEY MARKET:

         Enterprise Money Market

         This Statement of Additional Information is not a prospectus and should be read in conjunction with The Enterprise Group of Funds, Inc. (the "Corporation") Prospectus dated August 31, 2001, as revised December 18, 2001, which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing to the Corporation at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling the Corporation at the following numbers:

                       1-800-432-4320
                       1-800-368-3527 (SHAREHOLDER SERVICES)

         The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

         The date of this Statement of Additional Information is August 31, 2001, as revised December 18, 2001.

                                TABLE OF CONTENTS

                                                                                                           Page No.
General Information and History...................................................................................1

Investment Policies...............................................................................................1

Certain Investment Securities, Techniques and Associated Risks...................................................11

Investment Restrictions..........................................................................................28

Portfolio Turnover...............................................................................................31

Management of the Corporation....................................................................................31

Fund Manager Arrangements........................................................................................42

Investment Advisory and Other Services ..........................................................................41
         Investment Advisory Agreement...........................................................................41
         Distributor's Agreements And Plans Of Distribution......................................................45
         Miscellaneous...........................................................................................46

Purchase, Redemption and Pricing of Securities Being Offered.....................................................46
         Initial Sales Charge Waivers and Reductions.............................................................47
         Exemptions from Class A, B and C CDSC...................................................................48
         CDSC Waivers and Reductions.............................................................................49
         Services For Investors..................................................................................49
         Conversion of Class B shares............................................................................51
         Exchange Privilege......................................................................................52
         Redemptions In Kind.....................................................................................52
         Determination Of Net Asset Value........................................................................53

Fund Transactions and Brokerage..................................................................................56

Performance Comparisons..........................................................................................58

Taxes............................................................................................................61

Dividends and Distributions......................................................................................64

Additional Information...........................................................................................65

Custodian, Transfer and Dividend Disbursing Agent................................................................66

Independent Accountants..........................................................................................66

Financial Statements.............................................................................................67

Appendix A.......................................................................................................68

Appendix B.......................................................................................................70

                         GENERAL INFORMATION AND HISTORY

         The Enterprise Group of Funds, Inc. (the "Corporation"), an open-end management investment company, was incorporated in Maryland on January 2, 1968, as Alpha Fund, Inc. On September 14, 1987, the Corporation's name was changed to The Enterprise Group of Funds, Inc. and the Corporation's common stock was divided into series, each representing shares of a separate fund of the Corporation (each a "Fund," and collectively the "Funds"). Effective May 1, 1990, the Corporation added its Money Market Fund. Effective October 1, 1993, the Corporation added its Small Company Value Fund and effective October 3, 1994, the Corporation added its Managed Fund. Effective May 1, 1995, the Corporation added Class B and Class Y Shares. Effective May 1, 1997, the Corporation added Class C Shares and the Equity, Growth and Income and Small Company Growth Funds. Effective October 1, 1998, the Corporation added its Global Financial Services Fund. Effective July 1, 1999, the Corporation added the Multi-Cap Growth Fund, the Internet Fund and the Balanced Fund. Effective June 30, 2000 the Corporation added the Global Technology Fund. Effective September 29, 2000, the Corporation added the Global Socially Responsive Fund. Effective February 28, 2001, the Corporation added the Mergers and Acquisitions Fund. Effective May 31, 2001, the Corporation added the Deep Value Fund. Effective August 31, 2001, the Corporation added the Total Return Fund and the Strategic Allocation Fund. This Statement of Additional Information relates to the above-listed Funds. Effective October 31, 2000, the Corporation added the Global Health Care Fund, Mid-Cap Growth Fund, Large-Cap Fund, International Core Growth Fund, Emerging Countries Fund, Worldwide Growth Fund and Convertible Securities Fund. Effective December 14, 2001, following a reorganization, all of the assets of the Large-Cap Fund were transferred into the Equity Fund; all of the assets of the Convertible Securities Fund were transferred into the Mid-Cap Growth Fund; and all of the assets of the Emerging Countries, International Core Growth and Worldwide Growth Funds were transferred into the International Growth Fund. A separate Statement of Additional Information is available for the Mid-Cap Growth Fund and Global Health Care Fund. Each Fund is diversified (except for the Global Health Care Fund and the Mergers and Acquisitions Fund), as that term is defined in the Investment Company Act of 1940.


                              INVESTMENT POLICIES

         The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. The investment policies of each Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund.

Aggressive Stock Funds, Stock Funds, International/Global Funds,
Specialty/Sector and Domestic Hybrid Funds

         Under normal market conditions, at least 65% of the net asset value of the Aggressive Stock Funds, Stock Funds, International/Global Funds, Specialty/Sector Funds and Domestic Hybrid Funds will be invested in common equity securities. The remainder of their assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasury, notes and bonds, American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), rights and warrants.

         The Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, Global Financial Services, Global Socially Responsive, Global Technology, Internet, Mergers and Acquisitions, Balanced and Managed invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Funds, except the Global Socially Responsive Fund, Global Financial Services Fund and the Global Technology Fund, may invest up to 20% of its assets in foreign securities listed on a domestic or foreign securities exchange, including ADRs or EDRs. The Global Socially Responsive Fund, the Global Financial Services Fund and Global Technology Fund may invest over 50% of their assets in foreign securities. As noted below, the International Growth Fund invests primarily in foreign securities.

         Internet Fund. In choosing which companies' stock the Fund should purchase, the Fund Manager invests in those companies listed on a U.S. securities exchange or Nasdaq which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or intranet related businesses. The Fund may also invest in other "high tech" companies. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the "Web"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. An intranet is the application of web tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communications, video, electronic, office and factory automation and robotics sectors that facilitate Internet use.

         Global Technology Fund. The Global Technology Fund invests primarily in domestic and foreign companies engaged in technology and technology-related industries. The Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or intranet related businesses.


         Global Financial Services Fund. The Global Financial Services Fund invests almost exclusively in financial services stocks with average holdings of between 55 and 75 stocks. At least 65% of total assets of the Fund will normally be invested in financial services stocks. In addition, the Fund primarily invests in U.S. financial services companies. Other countries eligible for inclusion into this service will be limited to the developed market as represented by the MSCI EAFE Index with Canada. The Fund Manager will not make investments in emerging markets. The Fund is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the portfolio.

         The Fund Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The portfolio managers then apply the Investment Policy Group's decisions, deviating only to conform to Fund objectives.

         The Fund Manager employs analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, the Fund Manager's analysts are centrally located so that the senior professionals can control the quality of their findings.

         Small Company Growth Fund. Under normal market conditions, the Fund will have at least 65% of its total assets in small capitalization stocks (market capitalization of up to $1.5 billion) and generally that percentage will be considerably higher. The Fund reserves the right to have some of its assets in the equities of companies with over $1.5 billion in market capitalization. These holdings may be equities that have appreciated since original purchase or equities of companies with a market capitalization in excess of $1 billion at the time of purchase. The Fund will normally be as fully invested as practicable in common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks.

         In pursuing its objective, the Fund Manager will seek out the stocks of small companies that are expected to have above average growth in earnings and are reasonably valued. The Fund Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to its price-earnings ratio of the stock. Generally, the Fund Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Fund Manager believes it moderates some of the inherent volatility in the small-capitalization sector of the market. Securities will be sold when the Fund Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets The Fund Manager's expectations. The Fund Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

         Small Company Value Fund. Under normal market conditions, the Fund invests at least 65% of its total assets in the common equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of up to $1.5 billion.

         The Fund intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1.5 billion.

         In pursuing its objective, the Fund's strategy will be to invest in stocks of companies with value that may not be fully reflected by the current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Fund Manager uses a number of proprietary research techniques in various sectors to seek out companies in the public market that are selling at a discount to what the Fund Manager terms as the private market value (PMV) of the companies. The Fund Manager then determines whether there is an emerging valuation catalyst that will increase market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

         Multi-Cap Growth Fund. The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; products or technologies; restructuring or reorganization; or merger and acquisition.

         International Growth Fund. It is an operating policy of the Fund that it will invest at least 80% of its total assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

         The International Growth Fund will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Growth Fund may select its investments from companies that are listed on a domestic or foreign securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

         The International Growth Fund will normally have at least 65% of its total assets invested in European and Pacific Basin equity securities. The International Growth Fund intends to broadly diversify investments among countries and normally to have represented in the portfolio issuers located in not less than three different countries. The selection of the securities in which the International Growth Fund will invest will not be limited to companies of any particular size.

         Using a bottom-up investment approach, Vontobel USA Inc. invests primarily in large capitalization companies that have a long record of successful operations in their core business. Typically such companies occupying a leading position in their industry have consistently generated free cash flow, and have achieved earnings growth through increasing market share and unit sales volumes. Vontobel USA's goal is to construct a portfolio of the best companies in the developed markets of Europe and the Pacific Basin without making any country bets. With approximately 80-100 stocks, the International Growth Fund also seeks to be well diversified in terms of industry exposure. Vontobel USA analyzes approximately 35 international equity markets, including those comprised in Morgan Stanley Capital International's EAFE (Europe, Australia and Far East). The Advisor also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and foreign exchange controls, if any.

Global Socially Responsive Fund.

         Like other socially responsible investment vehicles, the Fund does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Fund also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Fund also avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing.

         In addition to this avoidance strategy, the Fund also actively looks for companies that are developing solutions to significant social problems. The Fund Manager evaluates companies for their criteria in the following areas:

                  Human Rights -- companies' policies towards matters of justice and equity and a living wage and toward operating in countries with oppressive regimes.

                  Public Health -- ways in which corporate behavior affects the health of workers, customers and members of local communities whether through the quality of products, workplace conditions, environmental management, marketing practices or otherwise.

                  Products and Marketing -- product quality and customer service as well as the practice of marketing responsibly as to matters such as the environment and the welfare of minors. The Portfolio Manager places heavy emphasis on the development of innovative products addressed to solving important social and environmental problems.

                  Workplace Environment -- the degree to which human resources and other policies are supportive of workers and their families. The Portfolio Manager looks for leadership in providing equal opportunity on a non-discriminatory basis, in responding to the changing needs of working families, and in providing continual training and opportunities for upgrading skills.

                  Environmental Stewardship -- the practices of companies relating to environmental impact, including the elimination of waste, especially toxic waste, recycling, especially in taking responsibility for a product and its packaging, the sustainable use of natural resources and respect for such values as biodiversity and scenic beauty.

                  Community -- ways in which companies use their influence to support and sustain the communities in which they operate. Respect for local culture, including the rights of indigenous people.

         These criteria represent standards that very few companies can satisfy. The Fund Manager will use subjective judgment in evaluating companies in the context of these criteria. The Fund Manager does not expect perfection but seeks companies with an understanding of their role as part of the communities in which they operate, and a respect for the interests of all their stakeholders. The Fund Manager believes that good corporate citizenship is an evolving process which it seeks to encourage. These criteria may be changed by the Board of Trustees without shareholder approval. In some cases, the Fund may invest in a company that does not satisfy these social criteria if the Fund Manager believes that the company is developing solutions to social problems. For example, the Fund may invest in stock of a company that is known to pollute the environment if the Fund Manager believes the company's management is putting in place a credible and innovative program to reduce or eliminate dangerous emissions.

         The Fund Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the Fund Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Fund Manager seeks companies that combine this social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Fund Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own "growth" stocks when they are undervalued and "value" stocks when they are attractive.

         The Fund will invest up to 1% of its total assets in "community development" loans or investments, including deposits with community development banks, credit unions and federally sponsored CDFIs and other similar organizations around the world. These investments often lack liquidity. The Fund Manager, on behalf of the Fund, will vote proxies from portfolio companies on social resolutions in a manner consistent with its social policy and will disclose its votes at the end of the "season."

         Growth Fund. The Fund's common stock selection emphasizes those companies having growth characteristics, but the Fund's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

         Equity Fund. The Fund invests primarily in common stocks of U.S. companies that are believed by the Fund Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Fund Manager's intention to invest in securities of companies that in the Fund Manager's opinion possess one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability, and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value, and undervalued assets. Investment policies aimed at achieving the Fund's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions that vary from time to time. Under normal circumstances at least 65% of the Fund's assets will be invested in equity securities. The Fund will invest primarily in stocks traded over-the-counter or on other established domestic securities exchanges. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         Equity Income Fund. Under normal circumstances, at least 65% of the Fund's total assets will be invested in income-producing equity securities.

         The Fund's principal criterion in stock selection is above-average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Fund invests in stocks that have relatively low price-to-earnings ratios or relatively low price-to-book value ratios.

         Growth and Income Fund. The objective of the Growth and Income Fund is total return through capital appreciation with income as a secondary consideration. The Fund will invest in securities of companies which the Fund Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services or products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and projected earnings growth rate of the company, and the relation of those figures to the current price. The securities held in the Growth and Income Fund will generally reflect the price volatility of the broad equity market.

         Capital Appreciation Fund. The Fund invests primarily in common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics. The Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

         The Fund's stock selection process stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, strong global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

         Deep Value Fund. The Fund invests primarily in deep value stocks, which are stocks that are generally out of favor with investors and trading at prices below what the Fund Manager feels the stocks are worth in relation to their value.

         Strategic Allocation Fund. The Fund allocates its assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion. The Fund will not hold all S&P 500 stocks, and its fixed income component will consist of either five-year U.S. Treasury notes or U.S. Treasury bills.

         For its bond investments, the Strategic Allocation Fund seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five-year U.S. Treasury notes.

         Similarly, for its cash investments, the Strategic Allocation Fund seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. The fund may hold U.S. Treasury bills that mature prior to the first business day of the following month when the Fund Manager determines the monthly asset allocation of the fund's assets based on the Strategic Allocation Model's recommendation. If, in the Fund Manager's judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, the Fund Manager may invest the fund's cash assets in securities with remaining maturities of 30 days or less that are issued or guaranteed by U.S. government agencies or instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Mergers and Acquisitions Fund. The Fund invests primarily in securities of companies that are or could be the subject of a takeover.

         The Fund Manager seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the Fund Manager's assessment of their "private market value." Private market value is the value that informed investors would be willing to pay to acquire the entire company. The Fund Manger also will engage in arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

         In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Mergers and Acquisitions Fund, thereby increasing its brokerage and other transaction expenses. The Fund Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

         The Balanced Fund. Generally, between 60% and 75% of the Balanced Fund's total assets will be invested in equity securities. The portfolio allocation will vary based upon the Fund Manager's assessment of the return potential of each asset class. For equity investments, the Fund Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; the potential to become (or currently are) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Fund Manager will seek to maintain the Fund's weighted average duration within 20% of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Fund will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

         Managed Fund. In seeking to achieve its investment objective, the types of equity securities in which the Fund may invest will be the same as those in which the Equity Funds invest. Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. Government and corporate debt, although the Fund will also invest in high quality short-term money market and cash equivalent securities and may invest all of its assets in such securities when the Fund Managers deem it advisable in order to preserve capital. In addition, the Fund may also invest up to 20% of its total assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Managers' evaluation of economic and market trends and their perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. However, it is a policy of the Fund that it will not invest more than 5% of the value of its total assets in high-yield securities.

         For the 50% of the Fund managed by Wellington Management Company, LLP ("Wellington Management"), Wellington Management selects investments for the Fund using a combination of fundamental analysis and quantitative tools.

         Wellington Management begins by using fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental research is provided by Wellington Management's global industry analysts and involves the assessment of a company's business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

         Wellington Management then complements its fundamental research with an internally developed analytical approach. This approach consists of both valuation and timeliness measures. Valuation measures focus on earnings estimates, future dividend growth, price/earnings ratios and cash flows to determine the relative attractiveness of different stocks in different industries. Timeliness measures focus on favorable earnings and stock price momentum to assess the appropriate time to purchase a stock.

         Wellington Management selects stocks that are considered most attractive under both fundamental and quantitative valuation approaches, i.e., stocks that appear to be both inexpensive according to valuation factors and timely according to the earnings and price momentum factors. The portion of the Fund managed by Wellington Management will typically be invested in no more than 30 stocks.

         Wellington Management continually monitors every company in the Fund's portfolio for fundamental attractiveness. Stocks are typically sold when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals, or alternative investments become more attractive.

         Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.


         Government Securities Fund. The objective of the Government Securities Fund is current income and safety of principal. The Fund invests primarily in from securities that are obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities").

         It is a fundamental policy of the Fund that under normal conditions at least 80% of its net assets will be invested in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated Aaa by Moody's Investor Services or AAA by Standard & Poor's.

         U.S. Government Securities consist of direct obligations of the U.S. Treasury (such as treasury bills, treasury notes and treasury bonds) and securities issued or guaranteed by agencies and instrumentalities of the United States Government. Those securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Examples of full faith and credit securities are securities issued by the Government National Mortgage Association ("GNMA Certificates"). Examples of agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States are the Federal Farm Credit System, the Federal Home Loan Banks, the Tennessee Valley Authority, the United States Postal Service and the Export-Import Bank. The Fund will choose among these categories in order to achieve the highest level of current income and safety of principal.

         The remainder of the Fund's assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, corporate bonds and other mortgage-related securities (including collateralized mortgage obligations or "CMOs") rated Aaa by Moody's or AAA by S&P at the time of the investment or determined by the Fund Manager to be of comparable credit quality at the time of investment to such rated securities. In making such investments, the Fund Manager seeks income but gives careful attention to security of principal and considers such factors as marketability and diversification. For a discussion of CMOs and related risks, see "Certain Investment Techniques and Associated Risks in this Statement of Additional Information."

         As described in "Certain Investment Techniques and Associated Risks," the Fund may write and sell covered call option contracts on securities that it owns (in an effort to enhance income through hedging and other investment techniques) to the extent of 20% of its net assets at the time such option contracts are written.

         High-Yield Bond Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets in high-yielding, income-producing domestic corporate bonds that are rated below investment grade and rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Fund invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds," may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks."

         The Fund's investments are selected by the Fund Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Fund Manager shall have discretion to hold or liquidate the security.

         Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's total assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager have characteristics similar to below investment grade bonds; (3) convertible debt securities; (4) puts, calls and futures as hedging devices;

(5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion of puts, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks."

         Tax-Exempt Income Fund. It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of its net assets in investment grade "Municipal Securities" (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Fund Manager, it is believed that such securities are of comparable quality to such rated bonds. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. The interest on investment grade Municipal Securities, in the opinion of counsel for issuers and the Fund, is generally not includable in gross income for federal income tax purposes, and is generally not subject to the alternative minimum tax. See the Appendix B for a further description of Municipal Securities.


         Investment grade securities in which the Fund may invest are those bonds rated within the three highest ratings by Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB); notes given one of the three highest ratings by Moody's (MIG1, MIG2, MIG3) commercial paper rated P-1 by Moody's or A-1 by S&P; and variable rate securities rated VMIG1 or VMIG2 by Moody's.


         While there are no maturity restrictions on the Municipal Securities in which the Fund invests, the average maturity is expected to range between 10 and 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and in some cases utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks."

         The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

         The Fund will invest at least 80% of its total assets in tax-exempt securities, the interest on which is not subject to federal alternative minimum tax.

         Total Return Fund. This Fund invests primarily in fixed income instruments, including investment grade debt securities and high-yield debt securities. The Fund may also invest in any of the components of the Lehman Brothers U.S. Universal Index, which include, but are not limited to, fixed income securities issued in U.S. dollars, high-yield securities, Eurobonds, illiquid securities and emerging market debt. The Fund may also invest in convertible securities and in equity securities.

         Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         Money Market Fund. Securities in which the Fund will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Fund seeks to achieve its objective by investing in a diversified portfolio of high-quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

         1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

         2. U.S. dollar denominated commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

         3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organizations ("NRSRO"), or, if not rated, issued by a company rated at least "A" by any two NRSROs; however, investments in securities of all issuers having the second highest rating (A-2/P-2) assigned shall be limited to no more than five percent of the Fund's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Fund assets at the time of purchase;

         4. corporate obligations limited to non-convertible corporate debt securities having one year or less remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's; and

         5. repurchase agreements with respect to any of the foregoing obligations.

         The Money Market Fund will limit its investment in the securities of any one issuer to no more than five percent of Fund assets, measured at the time of purchase.

         In addition, the Money Market Fund will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Fund, taken at market value would be invested in such securities.

         After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Fund. Neither event will require a sale of such security by the Money Market Fund. The Fund Manager will consider such event in its determination of whether the Money Market Fund should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Fund. To the extent Moody's or S&P may change their rating systems generally (as described in Appendix A) the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Prospectus.

         The dollar-weighted average maturity of the Money Market Fund will be 90 days or less.

         All investments of the Money Market Fund will be limited to instruments which are determined to be of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

         1. of those rated in the two highest rating categories by any NRSRO, or

         2. if the instrument is not rated, of comparable quality as determined by or under the direction of the Board of Directors.

         Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Fund will use the amortized cost method of securities valuation, as described more fully below in "Determination of Net Asset Value."

                    CERTAIN INVESTMENT SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

         Following is a description of certain investment techniques employed by the Funds, and certain types of securities invested in by the Funds and associated risks. Unless otherwise indicated, all of the Funds may use the indicated techniques and invest in the indicated securities.

Mortgage-Related Securities and Asset-Backed Securities


         Up to 20% of the net assets of the Government Securities Fund may be invested in assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities. The Total Return Fund may invest without limit in such securities. The Balanced Fund may also invest in such securities as well as Real Estate Mortgage Investment Conduits ("REMICs") and Multi-Pass-Throughs. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. REMIC's are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Funds may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.


         While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" --where the coupon rate floats in the opposite direction as interest rates. All of these securities are volatile; they also have particular risks in differing interest rate environments as described below.

         The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing the Fund's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments.

         Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

         The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

         Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Managers (subject to the oversight of the Board of Directors), the investment restriction limiting the Fund's investment in illiquid instruments will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the respective Fund Managers (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Fund does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.


         Other Mortgage-Backed Securities. The Balanced Fund and the Total Return Fund may invest in other mortgage-backed securities. The Fund Managers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund Managers will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.


Short Term Investments

         Each Fund typically invests a part of its assets in various types of U.S. Government Securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Fund may invest include but are not limited to: government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth, Global Socially Responsive, Global Financial Services and International Internet Funds may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Information on Time Deposits and Variable Rate Notes

         The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid investments set forth in the Certain Other Securities Section, hereafter.

         The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Fund Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Funds will not invest more than 5% of their total assets in variable rate notes.

Insured Bank Obligations

         The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Funds may, within the limits set forth in this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Directors determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the limit for illiquid investments for each Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

High-Yield Securities

         The Funds, other than the Balanced Fund, may invest in high-yield securities. Notwithstanding the investment policies and restrictions applicable to the Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are affected by various factors, as discussed below:

         High-Yield Bond Market. The high-yield bond market has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

         Sensitivity To Interest Rate and Economic Changes. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, the net asset value of the Funds. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impair the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would affect higher-rated, investment-grade securities.

         Payment Expectations. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the Funds have invested be redeemed or called during such an interest rate environment, the Funds would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the Funds. In addition, such redemptions or calls may reduce the Funds' asset base over which the Funds' investment expenses may be spread.

         Liquidity and Valuation. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Fund, as well as the Fund's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

         Tax Considerations. To the extent that a Fund invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Fund will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986 ("IRC").

         Fund Composition. As of December 31, 2000, the High-Yield Bond Fund consisted of securities classified as follows:

                                   PERCENTAGE OF
         CATEGORY                TOTAL INVESTMENTS
        ----------              -------------------
               AAA                       0.6%
         Baa1-Baa3                       5.6%
           Ba1-Ba3                      30.3%
             B1-B3                      61.1%
               Caa                       2.5%
         Non-rated                       0.0%

REITS

         Each Fund other than the Money Market (or as noted below) may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). The Multi-Cap Growth, Internet, Global Technology and Balanced
Funds are subject to a 15% limitation. REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.

Hedging Transactions

         Except as otherwise indicated, the Fund Managers, other than for the Money Market Fund, may invest in derivatives, which are discussed in detail below, to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in equity or bond values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

         Other than the Multi-Cap Growth Fund and the Total Return Fund, the Funds will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Funds.

Certain Securities

         The Funds may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. Unless otherwise indicated, a Fund may not invest in such securities if, immediately thereafter, more than 10% of its net assets would be hedged. A Fund also may not invest in such securities if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the Fund's net assets. The foregoing limitations do not apply to the Total Return Fund, which may invest without limitation in derivatives.


         Call Options. The Multi-Cap Growth, Internet, Global Technology, Balanced, Mergers and Acquisitions and Total Return Funds may purchase call options, but the Balanced Fund may only do so to the extent premiums paid on all outstanding call options do not exceed 20% of the Fund's total assets. The Funds may purchase options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds, other than the Money Market Fund, may write (sell) call options ("calls") that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Funds may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Fund. In addition, no Fund will, prior to the expiration of a call option, permit the call to become uncovered. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Fund, the Global Socially Responsive Fund, the Global Technology Fund, Global Financial Services Fund and Total Return Fund may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.


         The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to a Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         Generally, a Fund intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Fund, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

         The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Funds will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Fund may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to the Fund to sell the underlying security before that time.

         Moreover, there is no assurance that the Internet, International Internet or the Balanced Funds will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to do so in connection with the purchase or sale of options.

         The Funds may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, the Funds will invest in such options only to the extent consistent with their limit on investments in illiquid securities.

         Put Options. The Funds, except the Government Securities and Money Market Funds, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indices. The Funds may purchase or write put options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds, except the Government Securities and Money Market Funds, may write covered Puts. The Funds will receive premium income from writing covered Puts, although a Fund may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Fund may invest up to 10% of its total assets in Puts.

         Futures Contracts. All Funds, other than the Money Market Fund, may enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Funds may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in the Fund, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Fund intends to purchase at a later date.

         These Funds may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in a Fund, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Fund intends to purchase at a later date. Alternatively, a Fund may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Fund has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Fund would not achieve the anticipated benefits of Futures Contracts.

         The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Funds. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market if the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit; and (4) risk that the Fund Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.

         Index Options. All of the Aggressive Stock, Stock, International/ Global, Sector/Specialty and Domestic Hybrid Funds may invest in options on stock indices. These options are based on indices of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

         For a call option on an index, the option is covered if a Fund maintains with its sub-custodian cash or liquid securities equal to the contract value. With respect to the Balanced Fund, the option is also covered if the fund maintains with its custodian a diversified stock portfolio equal to the contract value.

         The use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Fund will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Fund will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.


         Interest Rate Swaps. In order to attempt to protect the Funds' investments from interest rate fluctuations, the Funds may engage in interest rate swaps. Generally, except for the Multi-Cap Growth and Total Return Funds, the Funds intend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Fund and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.



         The Funds will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid debt securities having an aggregate net asset value at least equal to the accrued excess, will be segregated by the Fund.

         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Fund Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Foreign Currency Values and Transactions

         Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth, Global Socially Responsive, Global Technology, Global Financial Services and International Internet Funds (and of the other Funds that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth, Global Socially Responsive, Global Financial Services and Global Technology Fund may incur costs in connection with conversions between various currencies.

         To manage exposure to currency fluctuations, the Funds may alter equity or money market exposures (in its normal asset allocation mix as previously identified where applicable), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Funds may purchase securities indexed to currency baskets. The Funds will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Funds to set aside liquid assets in a segregated account to cover its obligations. These techniques are further described below.

         The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

         When a Fund Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Funds, securities denominated in such foreign currency.

         At the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Funds may realize a gain or loss from currency transactions.

         The Funds also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. Call options on foreign currency written by the Funds will be "covered", which means that the Funds will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Funds, the Funds will establish a segregated account consisting of cash or liquid securities in an amount equal to the amount the Funds would be required to pay upon exercise of the put.


         The Internet, Global Technology and Total Return Funds may also engage in currency swaps, which are agreements to exchange cash flows based on the national difference among two or more currencies.


Certain Other Securities

         Except as otherwise indicated, the Funds may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Fund may purchase securities of a category, so long as the Fund does not invest more than 5% of the Fund's total assets in any one issuer per category. There is no limitation on the number of issuers per category in which a Fund may invest so long as the Fund does not exceed the 5% limitation per issuer per category.


         Bank obligations include bankers' acceptances, including Yankee Bankers' Acceptances and foreign bankers' acceptances, Eurodollar Time Deposits ("ETDs") and Canadian Time Deposits ("CTDs"), and with respect to the Internet Fund, Schedule B's. In addition, bank obligations include U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions and U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. The Internet Fund and Total Return Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Fund Manager deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.


         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London. Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities. ETDs are U.S. dollar-denominated deposits on a foreign branch of a U.S. bank or a foreign bank and CTDs are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks. Schedule Bs are obligations issued by Canadian branches of foreign or domestic banks and Yankee BAs are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in United States.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.


         Variable- and Floating-Rate Instruments and Related Risks. The Balanced Fund and Total Return Fund may acquire variable- and floating-rate instruments. The Fund Managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Funds' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

     Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Funds' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.


     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.


     Loan Participations. The Balanced Fund and Total Return Fund may also engage in Loan Participations ("LPs"). LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.


     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be rated as illiquid if, in the judgment of the Fund Manager, they cannot be sold within seven days.


     Foreign Bankers' Acceptances. The Balanced Fund and the Total Return Fund may purchase foreign bankers' acceptances. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

     Foreign Commercial Paper. The Balanced Fund and the Total Return Fund may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

     Supranational Bank Obligations. The Internet, Global Technology and Total Return Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

     Master Demand Notes. All Funds, except the Multi-Cap Growth Fund, may purchase variable amount master demand notes. However, the Funds, except the Multi-Cap Growth, Internet, Global Technology and Balanced Funds, will not purchase such securities if the value of, such securities, taken at the current value, would exceed 5% of the Fund's total assets. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Fund Managers, subject to the overall review of the Fund's Directors and the Advisor, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

         U.S. Government Obligations. This category of securities is not subject to the 5% of total assets limitation referred to under the heading, "Certain Other Securities." The Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks Maritime Administration, some of which are discussed below.


          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the

Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Under normal market conditions, the Internet Fund will not invest to a significant extent, or on a routine basis, in U.S. Government securities.

     Mortgage-backed securities have greater market volatility than other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Funds may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features.

         Repurchase Agreements. This category of Securities is not subject to the 5% of total assets limitation referred to under the heading, "Certain Other Securities." All Funds may enter into repurchase agreements usually having maturities of one business day and not more than one week. When a Fund acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Corporation's Custodian has possession of the security or collateral for the seller's obligation. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Fund collateralized by the underlying instrument. If the seller should default on its obligation to repurchase the securities, the Fund may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The Funds enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Because reverse repurchase agreements are considered borrowings, the Internet Fund, the Global Technology Fund and the Balanced Fund may only enter into such agreements for temporary or emergency purposes. The Internet Fund and the International Internet Fund may only sell portfolio securities to financial institutions such as banks and broker/dealers and requiring to repurchase them at a mutually specified date and price ("reverse purchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities in a segregated account in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. With respect to the Balanced Fund, liquid securities include equity securities and debt securities that are unencumbered and marked to market daily.

     Other Mortgage-Backed Securities and Pass-Through Certificates. The Balanced Government Securities and Total Return Funds may also invest in other mortgage-backed securities issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

     The Balanced Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.


     Restricted or Illiquid Securities. Each Fund, except the Balanced, Deep Value, Mergers and Acquisitions, Strategic Allocation and Total Return Funds, may invest up to 10% of its total net assets, the strategic Allocation Fund and the Total Return Fund in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable. The Deep Value, Strategic Allocation and the Total Return Fund may invest up to 15% of their respective total assets and the Balanced Fund may invest up to 5% of its total assets in illiquid or restricted securities.


     Each Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal Securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market on the Section 4(2) paper, thus providing liquidity.

     The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of directors (or the Fund Manager acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that may be taken into account in evaluating the liquidity of a Rule 144A security by a Fund, both with respect to the initial purchase and on an ongoing basis, may include, among others: (1) the frequency of trades and quotes for the security;
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund's portfolio could be adversely affected. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Foreign Securities. As noted above, the International Growth Fund will invest principally in foreign securities and the Global Financial Services, the Global Technology Fund and Global Socially Responsive Funds may invest 50% or more of their total assets in such securities. The Total Return Fund may invest up to 35% of its total assets in foreign securities. All other Funds, except the Government Securities, Tax-Exempt Income and Money Market Funds may, subject to the 20% limitation, invest in foreign securities. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Funds may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

         Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Fund Managers and the Advisor, subject to the overall review of the Funds' Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

         Forward Commitments. Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Fund. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, a Fund may lose an advantageous yield or price. A Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Global Socially Responsive, Global Financial Services, Government Securities and Tax-Exempt Income Funds which have a 20% limitation. Because the Global Technology and the Internet Fund's liquidity and ability to manage the respective portfolio might be affected when the Fund earmarks cash or portfolio securities to cover such purchase commitments, the Fund Manager expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. The Total Return Fund may purchase when-issued securities and forward commitments without limit.


         Portfolio Depositary Receipts. To the extent otherwise consistent with their investment policies and applicable law, the Funds may invest in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indices or sectors of such indices. For example, the Fund may invest in Standard & Poor's Depositary Receipts (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

         Short Sales. All Funds may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

         Convertible Securities. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareowners. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareowners.

Temporary Defensive Techniques

         Any or all of the Funds may at times for defensive purposes, at the determination of the Fund Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in

         U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Fund Manager such investments are appropriate in light of economic or market conditions. The Money Market Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, when in the judgment of the Fund Manager such an investment is appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth, Global Socially Responsive, Global Technology and Global Financial Services Funds may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Fund takes a defensive position, it may not be following the fundamental investment policy of the Fund.

         Other Investments. Each Fund may, in the future, be authorized to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.


                             INVESTMENT RESTRICTIONS

         Each of the Funds, except the Deep Value, Strategic Allocation and Total Return Funds, has adopted the following investment restrictions and limitations which cannot be changed as to any individual Fund without approval by the holders of a majority of the outstanding shares of the relevant Fund. (As used in this Statement of Additional Information, "a majority of the outstanding shares of the relevant Fund" means the lesser of (i) 67% of the shares of the relevant Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented in person or by proxy or
(ii) more than 50% of the outstanding shares of the relevant Fund.) Except as otherwise set forth, no Fund may:

         1. As to 75% of its total assets (50% for the Mergers and Acquisitions
Fund) purchase the securities of any issuer if such purchase would cause more than 5% of its total assets to be invested in the securities of such issuer (except U.S. Government securities or those of its agencies or instrumentalities as defined in the Investment Company Act of 1940), or purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any issuer. For purposes of this restriction, each Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer.

         2. Purchase securities of any company that has a continuous operating history of less than three years (including that of predecessors) if such securities would cause the Fund's investment in such companies taken at cost to exceed 5% of the value of the Fund's total assets. (The Multi-Cap Growth, Global Financial Services, Internet, Global Technology, High-Yield Bond, Tax-Exempt Income and Mergers and Acquisitions Funds are not subject to this restriction.)

         3. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

         4. With respect to all Funds, other than the Multi-Cap Growth and Mergers and Acquisitions Funds, make short sales of securities, unless at the time of such sale, it owns, or has the right to acquire at no additional cost to the Fund as the result of the ownership of convertible or exchange securities, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. In no event will a Fund make short sales of securities in such a manner that the value used to cover such sales would exceed 15% of its net assets at any time. The short sales of the type described above, which are called "short sales against the box," may be used by a Fund when management believes that they will protect profits or limit losses in investments.

         5. Borrow money, except that a Fund may borrow from banks as a temporary measure for emergency purposes and not for investment, in which case such borrowings may not be in excess of the lesser of: (a) 10% of its total assets taken at cost; or (b) 5% of the value of its assets at the time that the loan is made. A Fund will not purchase securities while borrowings are outstanding. A Fund will not pledge, mortgage or hypothecate its assets taken at market value to an extent greater than the lesser of 10% of the value of its net assets or 5% of the value of its total assets taken at cost.

         6. Purchase or retain the securities of any issuer if those officers and directors of a Fund or of its investment adviser holding individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. (The Global Financial Services Fund, the Multi-Cap Growth, the Internet Fund, the International Internet Fund and the Balanced Fund are not subject to this restriction).

         7. Purchase the securities of any other investment company except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary sales load or broker's commission) or as a part of a merger, consolidation, acquisition or reorganization. (The Internet, Global Technology, Multi-Cap Growth, Balanced and Mergers and Acquisitions Funds are not subject to this restriction.)

         8. Invest in real estate; this restriction does not prohibit a Fund from investing in the securities of real estate investment trusts.

         9. Invest for the purpose of exercising control of management of any company.

         10. Underwrite securities issued by others except to the extent that the disposal of an investment position may qualify any Fund or the Corporation as an underwriter as that term is defined under the Securities Act of 1933, as amended,

         11. Except for the Money Market, Government Securities, Internet, Global Technology, Global Financial Services Fund and Mergers and Acquisitions Funds, make any investment which would cause more than 25% of the total assets of the Fund to be invested in securities issued by companies principally engaged in any one industry; provided, however, that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, municipal securities other than industrial development bonds issued by non-governmental users, and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry). The Money Market Fund may invest more than 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities and certain bank instruments issued by domestic banks. The instruments in which the Money Market Fund may invest in excess of 25%, in the aggregate, of its total assets are letters of credit and guarantees, negotiable certificates of deposit, time deposits, commercial paper and bankers acceptances meeting the investment criteria for the Money Market Fund. The Global Financial Services Fund will invest 25% or more of its total assets in companies in the financial services industry. The Internet and Global Technology Funds will invest more than 25% of the Fund's assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or intranet related businesses.

         12. Participate with others in any trading account. This restriction does not prohibit the Corporation or any Fund from combining portfolio orders with those of other Funds or other clients of the investment adviser or Fund Managers when to do so would permit the Corporation and one or more Funds to obtain a large-volume discount from ordinary brokerage commissions when negotiated rates are available. (The Global Financial Services, Multi-Cap Growth, Internet, Global Technology, Balanced and Mergers and Acquisitions Funds are not subject to this restriction).

         13. Invest more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable.

         14. Issue senior securities, except as permitted by the Investment Company Act of 1940 and rules thereunder.

         15. Invest in commodities or commodities contracts, except the Funds may purchase and sell options, futures contracts and options on futures contracts in accordance with their investment policies as set forth in this registration statement.

         16. Make loans, except by purchasing debt securities or entering into repurchase agreements (or in the case of the Mergers and Acquisitions Fund, by entering into repurchase agreements and by lending portfolio securities), in each case in accordance with its investment policies as set forth in this Statement of Additional Information.

         In addition, management of the Corporation has adopted the following restrictions which apply to all of the Funds and may be changed only by the Board of Directors of the Corporation. No Fund will: (i) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors, (ii) invest more than 5% of the value of its net assets, in warrants (iii) invest in oil, gas, or other mineral leases or engage in arbitrage transactions, or (iv) invest more than 15% of its total assets in the securities of real estate investment trusts ("REITs").

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

         Pending the outcome of a proxy vote, the following fundamental investment restrictions, which now apply only to the Deep Value, Strategic Allocation and Total Return Funds, will apply to all Funds.

The Deep Value, Strategic Allocation and Total Return Funds may not:

         (1) Purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Securities and Exchange Commission ("SEC") release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

         (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

         (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Fund's investment strategies as reflected in its prospectus and statement of additional information (collectively, the "Prospectus") a Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         (5) Purchase any security if, as a result 25% or more of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         The Funds may make loans, including loans of assets of the Funds, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Fund's investment objective.

         For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Funds total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

         For purposes of Investment Restriction 5, the Funds rely on Bloomberg Economic Sectors Classification System in determining industry classification. The Funds' reliance on this classification system is not a fundamental policy of the Funds and, therefore, can be changed without shareholder approval.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

         The following non-fundamental investment restrictions apply only to the Deep Value, Strategic Allocation and Total Return Funds.

The Deep Value, Strategic Allocation and Total Return Funds may not:

         (1) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

         (2) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

         (3) Purchase the securities of any other investment company except to the extent such purchases are permitted by applicable law.

         (4) Investment in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Fund's assets would be invested in such securities.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Fund Managers intend to manage each Fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund's current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

         The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of the Funds (other than the Money Market Fund for which, due to the short-term nature of its investment, a portfolio turnover rate is not applicable, the High-Yield Bond, Mergers and Acquisitions and Total Return Funds) are not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund's investment portfolio were replaced once in a period of one year.

         In 1999, the portfolio turnover rate for the Tax-Exempt Income Fund was 110% due to the Fund Manager's decision to reposition the Fund around bonds in the 10 year maturity range, which the Fund Manager believed to be attractive on a historical basis.

         During 1999, the portfolio turnover rate for the Capital Appreciation Fund exceeded 100% due to a change in management style, which resulted from the appointment of a new Fund Manager. During 2000, the portfolio turnover rate for the Fund exceeded 100%. This was due to the volatility in the technology sector and the Fund Manager's decision to reallocate assets.

         During 1999, the portfolio turnover rate for the Equity Fund exceeded 100% due to a change in management style, which resulted from the appointment of a new Fund Manager.

         During 1999, the portfolio turnover rate for the International Growth Fund exceeded 100% due to a change in management style, which resulted from the appointment of a new Fund Manager.

         During 2000, the portfolio turnover rate for the Multi-Cap Growth Fund exceeded 100%. This was due to the volatility in the technology sector, and the Fund Manager's decision to reallocate assets.

         During 2000, the portfolio turnover rate for the Internet Fund exceeded 100%. This was due to volatility in the technology sector and the Fund Manager's decision to reallocate assets.

         During 2000, the portfolio turnover rate for the Global Technology Fund exceeded 100%. This was due to volatility in the technology sector and the Fund Manager's decision to reallocate assets.

                          MANAGEMENT OF THE CORPORATION

         The Board of Directors of the Corporation is responsible for the management of the business of the Corporation under the laws of Maryland, and it is primarily responsible for reviewing the activities of Enterprise Capital Management, Inc. (the "Advisor"), the various Fund Managers and Enterprise Fund Distributors, Inc. (the "Distributor" or "EFD") under the Investment Advisor's Agreement, the Fund Manager's Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Corporation and its Funds.

         The Directors and officers of the Corporation, and their principal occupations during the past five years, are set forth below. Directors who are "interested persons", as defined in the Investment Company are denoted by an asterisk. As to their duties relative to the Corporation, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326.



NAME, AGE AND POSITION WITH                PRINCIPAL OCCUPATION
THE CORPORATION                            PAST FIVE YEARS
----------------------------               --------------------
Arthur T. Dietz (77)                       President, ATD Advisory Corp. since 1996; President and
Director                                   Chief Executive Officer, Strategic Portfolio Management, Inc.,
Member of the Audit Committee              1987-1995; Mills B. Lane Professor of Finance and
                                           Banking, Emory University, 1954-1988; Chairman, First
                                           Atlanta Investments, 1998-present; Trustee, Enterprise
                                           Accumulation Trust.

*Samuel J. Foti (49)                       President and Chief Operating Officer, MONY Life
Director                                   Insurance Company of New York ("MONY"), since 1994;
                                           Executive Vice President, MONY, (1991-1994); Trustee,
                                           MONY, since 1993; Senior Vice President, MONY 1989 -
                                           1991; Director, MONY Life Insurance Co. of America,
                                           since 1989; Director, MONY Brokerage, Inc., since 1990;
                                           Director, MONY International Holdings, Inc., since 1994;
                                           Director, MONY Life Insurance Company of the Americas,
                                           Ltd. since 1994; Director, MONY Bank & Trust Co. of the
                                           Americas, Ltd., Director, since 1994; Director, Life Insurance
                                           Marketing and Research Associates, 1996-1997; Trustee, Enterprise
                                           Accumulation Trust; Director, The American College.

Arthur Howell (83)                         Of Counsel, law firm of Alston & Bird, Atlanta, Georgia
Director                                   since 1987; Chairman, Summit Industries, Inc.
Chairman of Audit Committee                (manufacturer) ("Summit") President, Summit 1954-2000;
                                           Chairman Emeritus, Crescent Banking Co., 2000-present;
                                           Chairman, Crescent Banking Co., Inc. 1985-2000;
                                           Chairman, Jonesheirs, Inc. ("Jonesheirs")
                                           (licensing entity) 2000-present;  President, Jonesheirs 1954-2000;
                                           Trustee, Enterprise Accumulation Trust.


William A. Mitchell, Jr. (61)              Chairman/CEO, Carter & Associates (real estate
Director                                   development), Atlanta, Georgia since 1994; Director, John
                                           Wieland Homes (commercial residential builders) since 1992;
                                           Trustee, Enterprise Accumulation Trust.

Lonnie H. Pope (67)                        Chief Executive Officer, Longleaf Industries, Inc.
Director                                   (chemical manufacturing) (1996-present); formerly President and
Member of the Audit Committee              Chief Executive Officer of AFF, Inc. (aromatics manufacturing)
                                           from 1987 to 1998; Trustee, Enterprise Accumulation Trust.

*Michael I. Roth (55)                      Chairman and Chief Executive Officer, MONY, since 1993;
Director                                   President and Chief Executive Officer, MONY, 1991-
                                           1993; President and Chief Operating Officer, MONY Life,
                                           1991 to 1993; Director, MONY Life Insurance Company of
                                           America since 1991; 1740 Advisers, Inc., since 1992; MONY CS, Inc., since 1989; Executive Vice President and Chief Financial Officer,
                                           MONY 1989-1991; Executive Vice President and Chief Financial
                                           Officer, Primerica Corporation, 1987; Executive Vice
                                           President, Primerica Corporation, 1982-1987; Director,
                                           American Council of Life Insurance (ACLI); Director; The
                                           Life Insurance Counsel of New York; Director, Pitney Bowes,
                                           Inc.; Director, Promus Hotel Corporation; Director, Insurance
                                           Marketplace Standards Association; Director, Enterprise
                                           Foundation (a charitable foundation which develops housing and which is not affiliated with The Enterprise Group of Funds, Inc.);
                                           Director, Metropolitan Development Association of Syracuse and
                                           Central New York; Director, Lincoln Center for the Performing Arts
                                           Leadership Committee; Trustee, Enterprise Accumulation Trust.

*Victor Ugolyn (53)                        Chairman, President and Chief Executive Officer, The
Director                                   Enterprise Group of Funds, Inc. since 1991; Chairman,
                                           President and Chief Executive Officer, Enterprise Capital
                                           Management, Inc. and Enterprise Fund Distributors, Inc. since
                                           1991; Chairman, President and Chief Executive Officer,
                                           Enterprise Accumulation Trust; Chairman, Enterprise International
                                           Group of Funds, Vice Chairman and Chief Marketing Officer,
                                           Value Line Securities, Inc. (1986-1991).

Catherine R. McClellan (45)
Secretary                                  Secretary, Enterprise Accumulation Trust since 1994;
                                           Senior Vice President, Secretary and Chief Counsel,
                                           Enterprise Capital Management, Inc. since 1989;
                                           Senior Vice President, Secretary and Chief Counsel,
                                           Enterprise Fund Distributors, Inc. since 1989.

Herbert M. Williamson (50)                 Assistant Secretary and Treasurer, Enterprise Accumulation
Treasurer                                  Trust, Enterprise Capital Management, Inc. and Enterprise
                                           Fund Distributors, Inc. since 1989.

Phillip G. Goff (37)                       Senior Vice President and Chief Financial Officer, Enterprise Fund
Vice President                             Distributors, Inc., 2001-present; Vice President and Chief Financial
                                           Officer, Enterprise Accumulation Trust, Enterprise Capital Management,
                                           Inc., 1995 - present; and Enterprise Fund Distributors, Inc. 1995 - 2001;
                                           Audit Manager, Coopers & Lybrand LLP, 1991 - 1995.


* Messrs. Foti, Roth and Ugolyn are "interested persons" of the Corporation, of the Advisor, and of the Distributor, as that term is defined in the Investment Company Act of 1940.

         Arthur T. Dietz, Arthur Howell and Lonnie H. Pope also serve on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full

Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Arthur T. Dietz and Victor Ugolyn also serve on the Valuation Committee of the Board of Directors.

         The Corporation pays fees to those directors who are not "interested persons" of the Corporation at the rate of $12,500 per director per year plus $625 for each regular, special or committee meeting attended. The Corporation pays no salaries, fees or compensation to any of its officers, since these expenses are borne by the Advisor. No fees were paid to the "interested" Directors of the Corporation.

         The following sets forth compensation paid to each of the Directors during fiscal year 2000:


(1)                 (2)                (3)              (4)              (5)
Name                Aggregate          Pension or       Estimated        Total
                    Compensa-          Retirement       Annual           Compensation
                    tion from          Benefits         Benefits         from the
                    the Corporation    Accrued as       upon             Corporation
                                       part of          Retirement       and Fund
                                       Fund                              Complex
                                       Expenses                          paid to
                                                                         Directors*
Arthur T. Dietz     $20,138            None             None             $36,250
Arthur Howell       $19,513            None             None             $36,625
William A.
 Mitchell, Jr.      $18,888            None             None             $33,750
Lonnie H. Pope      $20,138            None             None             $36,250

* Each Director received fees for services as a Trustee of Enterprise Accumulation Trust.

         Directors, former directors, employees or retirees of the Corporation, or of MONY and its subsidiaries and members of their families, or MONY and its subsidiaries and any employee benefit plans of the foregoing may purchase Class A and Class Y shares at net asset value.

         At August 31, 2001, the officers and Directors of the Fund as a group owned less than one percent of the shares of each Fund.

         The Funds, the Advisor and the Distributor have adopted a Code of Ethics which permits officers and employees to invest in securities for their own accounts, subject to certain restrictions. The Code of Ethics is on file with the SEC and available through the SEC's EDGAR system.

         The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of December 3, 2001:

                                                      Shares                Percent
                                                      ------                -------


Internet Fund Class C
---------------------
Merrill Lynch                                         104,458.96             5.77%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Internet Fund Class Y
---------------------
Enterprise Capital Management                          10,000.00            23.05%
Fund Investment
3343 Peachtree Rd., NE
Suite 450
Atlanta, GA 30326
RS Group Trust Company                                  4,835.39            11.15%
FBO Non Qualified Plans
317 Madison Ave.
New York, NY 10017
Richard J. Kazior                                       2,297.71             5.30%
7795 Hartford Hill Ln.
Cincinnati, OH 45242

Enterprise Capital Management 401(k)                    3,170.88             7.31%
Robert Ippolito
3343 Peachtree Rd., NE
Suite 450
Atlanta, GA 30326

Global Financial Services Class A
---------------------------------
Wampum Hardware Co. P/S Plan                          252,322.64            10.20%
636 Paden Road
New Galilee, PA 16141

Global Financial Services Class Y
----------------------------------
MONY                                                1,000,958.20            97.69%
Attn: Michael Maher
1740 Broadway
New York, NY 10019

Small Company Growth Class C
----------------------------
Merrill Lynch                                          16,702.85            5.61%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Small Company Growth Class Y
----------------------------

HSBC Bank USA TTEE                                     26,370.27             9.30%
Flushing Savings Bank
Outside Directors
Savings Plan
P.O. Box 1329
Buffalo, NY 14240

RSGroup Trust Company                                  61,433.83            21.66%
FBO Non Qualified Plans
317 Madison Ave.
New York, NY 10017

Small Company Value Class A
---------------------------

Charles Schwab & Co Inc.                            1,881,497.33            7.87%
FBO Its Customers
101 Montgomery St.
San Francisco, CA 94104

Small Company Value Class C
---------------------------
Merrill Lynch                                         921,466.93           10.33%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Small Company Value Class Y
---------------------------
Legg Mason                                            165,136.44           30.41%
100 Light St.
Baltimore, MD 21202
Merrill Lynch                                         180,466.19           33.23%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Multi-Cap Growth Class C
----------------------------

Merrill Lynch                                         270,079.19            8.99%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Multi-Cap Growth Class Y
----------------------------

Enterprise Capital Management 401K                      2,782.95            5.00%
Patricia Cox
3343 Peachtree Rd., NE
Suite 450
Atlanta, GA 30326

RSGroup Trust Company                                   7,680.10           13.80%
FBO Nonqualified Plans
317 Madison Ave.
New York, NY 10017
Merrill Lynch                                           7,305.87           13.30%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

LPL Financial Services                                  2,796.42            5.02%
A/C 4026-6252
9785 Towne Centre Dr.
San Diego, CA 92121

LPL Financial Services                                  3,041.36            5.46%
A/C 1326-7152
9785 Town Centre Dr.
San Diego, CA 92121

International Growth Class A
----------------------------
MONY Financial Services                              150,528.97             5.67%
For A/C 218/29500400
1740 Broadway
New York, NY 10019

International Growth Class Y
----------------------------
MONY Employees' Supplemental Investment Plan         727,953.70            68.00%
One MONY Plaza
Syracuse, NY 13221

MONY Field Underwriters' Retirement Plan             331,421.82            30.96%
One MONY Plaza
Syracuse, NY 13221

Growth Fund Class Y
-------------------
Firstar Bank                                         276,401.81             9.57%
FBO Untied Communications Corp.
P.O. Box 1787
Milwaukee, WI 53201

MONY Employees' Supplemental Investment Plan         770,325.67            26.66%

MONY Field Underwriters' Retirement Plan             366,843.99            12.90%
One MONY Plaza
Syracuse, NY 13221

Equity Class C
--------------
Merrill Lynch                                         753,047.47           12.83%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Equity Class Y
--------------
RSGroup Trust Company FBO                             19,297.44            18.78%
Non Qualified Plan
317 Madison Ave.
New York, NY 10017

Merrill Lynch                                         36,446.25            35.46%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Equity Income Class Y
---------------------
Merrill Lynch                                          1,140.71            13.35%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Enterprise Capital Management                          3,769.32            30.66%
Fund Investment
3343 Peachtree Rd., N.E.
Suite 450
Atlanta, GA 30326

RSGroup Trust Company Non Qualified Plans              6,088.69            49.53%
317 Madison Ave.
New York, NY 10017

Growth & Income Class Y
-----------------------
HSBC Bank USA                                         29,794.60             7.12%
FBO Benefit Maintenance Plan of
Dime Community Bancorp
P.O. Box 1329
Buffalo, NY 14240

RSGroup Trust Company
FBO Non Qualified Plans                              122,492.45            29.28%
317 Madison Ave.
New York, NY 10017

Bank of Millbrook
Maple Brook School                                    28,331.70             6.77%
RR 1, Box 245A
Amenia, NY 12501

HSBC Bank USA                                         25,257.88             6.04%
Flushing Savings Bank
Outside Directors Retirement Plan
P.O. Box 1329
Buffalo, NY 14240

Carthage Fed Savings & Loan Assoc                     23,413.79             5.60%
313 State St.
Carthage, NY 13619

International Internet Class C
------------------------------
Enterprise Capital Management                         30,000.00             9.03%
and Investment
3343 Peachtree Rd., Suite 450
Atlanta, GA 30326

International Internet Class Y
------------------------------
Enterprise Capital Management                         10,000.00            18.79%
and Investment
3343 Peachtree Rd., Suite 450
Atlanta, GA 30326

Enterprise Capital Management 401K                     5,253.42             9.87%
Robert Ippolito
3343 Peachtree Rd. NE
Atlanta, GA 30326

Enterprise Capital Management 401K                    11,629.99            21.85%
Thomas Logan
3343 Peachtree Rd., NE
Atlanta, GA 30326

Enterprise Capital Management 401K                     2,937.87             5.52%
John Thomas
3343 Peachtree Rd, NE
Atlanta, GA 30326

Enterprise Capital Management 401K                     3,495.94             6.56%
Anthony Ciliberto
3343 Peachtree Road NE, Suite 450
Atlanta, GA 30326

Capital Appreciation Class C
---------------------------

Merrill Lynch                                         44,576.29             6.70%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Capital Appreciation Class Y
----------------------------
RSGroup Trust Company
FBO Non Qualified Plans                                3,445.75            21.32%

Enterprise Capital Management 401(k)
Robert Ippolito
3343 Peachtree Rd., NE
Suite 450
Atlanta, GA 30326                                      1,960.64            12,13%

Enterprise Capital Management
Fund Investment
3343 Peachtree Rd., NE
Atlanta, GA 30326                                      2,543.88            15.74%

Merrill Lynch                                          4,229.40            26.16%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Balanced Class A
----------------

State Street Bank & Trust Co.                        107,257.81             6.52%
IRA R/O Kenneth R. Hutchins
4704 Titleist Dr.
Charlotte, NC 28277

Enterprise Capital Management                        140,000.00             8.51%
Fund Investment
3343 Peachtree Rd., NE
Atlanta, GA 30326

Balanced Class C
----------------

NFSC FEBO #04J-102300                                 27,181.63             6.09%
FBO Anthony Tomblin
210 Barton Springs Rd.
Austin, TX 78704

Balanced Class Y
----------------

Enterprise Capital Management                         20,000.00            99.80%
Fund Investment
3343 Peachtree Rd., NE
Atlanta, GA 30326

Managed Class Y
---------------

MONY Employees' Supplemental Investment
  Plan                                             3,950,562.24            61.44%
One Mony Plaza
Syracuse, NY 13221

Mony Field Underwriters' Retirement Plan           2,317,383.18            36.04%
One Mony Plaza
Syracuse, NY 13221

Government Securities Class A
-----------------------------
NFSC FEBO#04J-978191                                 415,058.52             5.68%
Clay Township General Fund
P.O. Box 4710
Algonac, MI 48001

Government Securities Class Y
-----------------------------

Institutional Securities Corp.                         115,677.83          18.62%
c/o Community Bankers Association of NY
200 Park Ave
New York, NY 10166

HSBC Bank USA TTEE                                      58,753.01           9.58%
Flushing Savings Bank Dir. Plan
P.O. Box 1329
Buffalo, NY 14240

RSGroup Trust Company FBO                              212,233.86          34.16%
Non Qualified Plans
317 Madison Ave.
New York, NY 10017

RSGroup Trust Company FBO                               46,416.37           7.47%
Roosevelt Savings Bank SERP
317 Madison Ave.
New York, NY 10017

HSBC Bank USA TTEE                                      48,246.76           7.77%
FBO Benefit Maintenance Plan of
Dime Community Bancorp
P.O. Box 1329
Buffalo, NY 14240

Tax-Exempt Income Class B
-------------------------

NFSC FEBO #04J-021210
William C. Foust                                        46,092.26           9.46%
10927 Oak St.
Conneaut Lake, PA

PaineWebber FBO
Evelyn S. Hiustead
Revocable Declaration of Trust                          35,068.40           7.20%
1331 Green St.
Salt Lake City, UT 84105

Tax-Exempt Income Class C
-------------------------
NFSC FEBO                                               23,799.57          18.82%
John H. Moller
124 Woodland Cir.
Troy, AL 36081

Donaldson Lufkin Jenrette
P.O. Box 2052                                            7,369.20           5.83%
Jersey City, NJ 07303

NFSC FEBO
Linda Rankin                                             7,762.92           6.54%
43 Gilbert Ave
Pearl River, NY 10965

NFSC FEBO
John Ryznar Trust                                       15,983.91          12.64%
278 Stonegate Rd
Clarendon Hills, IL 60514

NFSC FEBO
Virginia Ryznar Trust                                    6,905.20           5.46%
278 Stonegate Rd
Clarendon Hills, IL 60514

Tax-Exempt Income Class Y
-------------------------

Enterprise Capital Management                            3,541.08          61.39%
Fund Investment
3343 Peachtree Rd NE
Suite 450
Atlanta, GA 30326

RS Group FBO
Non-Qualified Plans                                      2,181.75          37.83%
317 Madison Ave
New York, NY 10017

High-Yield Bond Class C
-----------------------
Merrill Lynch                                           87,718.10           7.48%
FBO Its Customers
4800 Deer Lake Dr
Jacksonville, FL 32246

State Street Bank                                       95,184.71           8.11%
Alice Tuseth 403(b)
10511 Cedar Lake Rd
Minnetonka, MN 55305



High-Yield Bond Class Y
-----------------------

James R. Caywood                                        41,900.12          15.58%
4350 Executive Dr.
San Diego, CA 92121

Caywood Christian Capital Management                    27,289.03          10.15%
4350 Executive Dr.
San Diego, CA 92121

Eamonn F. Dolan                                         43,124.10          16.03%
15 Pine Hills Ct
Oakland, CA 94611

Wells Fargo FBO RCMC 128                                52,746.61          19.61%

                RCMA 113                                26,373.30           9.80%

Merrill Lynch                                           65,179.38          24.23%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Deep Value Class A
------------------

Enterprise Capital Management                           30,000.00          21.26%
Fund Investment
3343 Peachtree Rd, NE
Suite 450
Atlanta, GA 30326

Deep Value Class B
------------------

Enterprise Capital Management                           30,000.00          16.20%
Fund Investment
3343 Peachtree Rd, NE
Suite 450
Atlanta, GA 30326

Deep Value Class C
------------------

Enterprise Capital Management                           30,000.00          39.34%
Fund Investment
3343 Peachtree Rd
Suite 450
Atlanta, GA 30309

Jacqueline Tigerman &                                    6,031.50           7.91%
Robert Tigerman JTWROS
8854 Gross Point Road
Skokie, IL 60077

Resources Trust Co. IRA                                  4,438.25           5.82%
FBO Gerard V. Schneyer Jr
P.O. Box 5900
Denver, CO 80127

Sterne Agee & Leach, Inc.                                9,919.84          13.01%
813 Shades Creek Parkway
Birmingham, AL 35209

Deep Value Class Y
------------------

Enterprise Capital Management                           10,000.00          92.81%
Fund Investment
3343 Peachtree Rd, NE
Suite 450
Atlanta, GA 30326




Money Market Class A
--------------------
National Financial Svcs Corp.                          181,294,220.60      69.65%
FBO Its Customers
200 Liberty St.
New York, NY 10281

Money Market Class C
--------------------

Money Market Class Y
--------------------

RS Group Trust Company
FBO Non Qualified Plans                                  1,924,671.00      56.92%
317 Madison Ave.
New York, NY 10017

Charter Trust Bank TTEE                                    202,505.36       5.99%
Mid-Maine Savings Bank
P.O. Box 2530
Concord, NH 03302

Erick Scholl/Diane E. Scholl                               454,013.93      13.43%
P.O. Box 29
Lake Placid, NY 12946

Enterprise Capital Management 401K                         243,191.91       7.19%
James Ward
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326

Global Socially Responsive Class A
----------------------------------
Weiss Peck & Greer LLC                                       9,746.95       5.41%
1 New York Plaza
New York, NY 10004

NFSC FEBO #04J-652202                                        9,521.64       5.28%
Kiyoshi Tanita Family Trust
4403 W. Las Palmaritas Dr.
Glendale, AZ 85302

Donaldson Lufkin Jenrette                                   24,654.83      13.68%
P.O. Box 2052
Jersey City, NJ 07303

Enterprise Capital Management                               30,000.00      16.65%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326

Global Socially Responsive Class B
----------------------------------
AG Edwards & Sons Inc. FBO
Mary Jane Miltner                                            7,477.57       7.26%
One North Jefferson
St. Louis, MO 63103

Enterprise Capital Management                               30,000.00      29.11%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326

Global Socially Responsive Class C
----------------------------------
Merrill Lynch                                                3,315.84       7.32%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246
Enterprise Capital Management                               30,000.00      66.23%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326
Charlotte B. Travieso                                        3,023.76       6.68%
2828 Camp St.
New Orleans, LA 70115

Global Socially Responsive Class Y
----------------------------------
Enterprise Capital Management                               10,000.00      93.53%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326

Mergers and Acquisitions Class A
--------------------------------
Merrill Lynch                                              105,311.28       8.06%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

Mergers and Acquisitions Class C
--------------------------------
Merrill Lynch                                               56,206.45       9.66%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246
Enterprise Capital Management                               30,000.00       5.15%
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326

Mergers and Acquisitions Class Y
--------------------------------
Enterprise Capital Management                               10,000.00      20.87%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326
Merrill Lynch                                               28,140.85      58.74%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246
Enterprise Capital Management 401K                           3,271.94       6.83%
Phillip Goff
3343 Peachtree Road, NE
Suite 450
Atlanta, GA 30326

         A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

         The Corporation, on behalf of each Fund, has entered into an Investment Advisory Agreement (the "Advisor's Agreement") with the Advisor which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers. The Advisor is a subsidiary of MONY Life Insurance Company ("MONY"), one of the nation's largest insurance companies, and is a second-tier subsidiary of The MONY Group Inc. The Advisor was incorporated in 1986. The Advisor's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Fund, is also Chairman of the Board and President of the Advisor.


         The Advisor's Agreement obligates the Advisor to provide investment advisory services to the Funds, to furnish the Corporation with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Corporation. Each Fund pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Fund also pays a portion of the Corporation's general administrative expenses. These expenses are allocated to the Funds either on the basis of their asset size, on the basis of special needs of any Fund, or equally as is deemed appropriate. These expenses include expenses such as: directors' fees; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; printing and issuance of stock certificates; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Fund's shares under the federal and state securities laws; and any other expenses properly payable by the Corporation that are allocable to the respective Funds. Litigation costs, if any, may be directly allocable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors annually reviews allocation of expenses among the Funds and has been determined that this is an appropriate method of allocation of expenses.


         The tables below sets forth the 2000, 1999, and 1998 breakdown by Fund of (1) the investment advisory fee paid to the Advisor, (2) the percentage of the investment advisory fee to be paid by the Advisor to the Fund Manager, (3) the fund management fee paid by the Advisor to the Fund Manager, (4) the net investment advisory fee left to the Advisor after payment of the fund management fee, and (5) the amount of the expense reimbursement paid by the Advisor to the Fund. Information with respect to the Mergers and Acquisitions Fund and Deep Value Fund is not provided because the Funds commenced operation in 2001.

                                                              2000
FUND                              (1)            (2)          (3)             (4)            (5)
----                          ------------     ------     -----------     -----------     --------
Growth                          17,040,867     27.55%      4,694,231       12,346,636            --
Equity Income                    1,076,431     37.98%        408,810          667,621        30,932
Capital Appreciation             2,054,180     60.00%      1,232,508          821,672            --
Government Securities              727,059     43.45%        315,934          411,125        71,227
High-Yield Bond                    590,968     49.92%        294,993          295,975       113,717
Tax-Exempt Income                  138,410     30.01%         41,530           96,880        69,921
International Growth               950,193     46.44%        441,238          508,955            --
Money Market                       884,774      0.00%             --          884,774            --
Internet                         3,892,224     40.00%      1,556,890        2,335,334            --
Multi-Cap Growth                 2,226,742     40.00%        890,696        1,336,046       157,074
Balanced                            94,514     39.99%         37,798           56,716       114,182
International Internet             141,562     65.00%         92,015           49,547        52,846
Global Socially Responsive           3,890     50.00%          1,945            1,945        48,759
Small Company Value              2,322,245     53.33%      1,238,530        1,083,715            --
Managed                          2,284,392     38.29%        874,618        1,409,774        26,331
Equity                             529,900     51.67%        273,783          256,117       134,306
Growth & Income                  1,675,711     35.48%        594,524        1,081,187        82,313
Small Company Growth               822,466     61.08%        502,359          320,107       106,054
Global Financial Services          203,321     58.82%        119,600           83,721        73,239

                                                              1999
FUND                              (1)            (2)          (3)             (4)            (5)
----                          ------------     ------     -----------     -----------     --------
Growth                        $14,654,678      27.69%      $4,057,914     $10,596,764     $     --
Growth and Income                 781,841      39.03%         305,171         476,670      145,631
Equity                            145,439      53.33%          77,568          67,871      184,205
Equity Income                   1,246,413      37.24%         464,193         782,220       25,121
Capital Appreciation            1,236,280      63.37%         783,412         452,868           --
Multi-Cap Growth              $   180,152      40.00%          72,062         108,090       99,362
Small Company Growth              338,323      64.99%         219,892         118,431      149,327
Small Company Value             1,540,976      53.33%         821,853         719,123           --
International Growth              661,972      44.63%         295,465         366,507           --
Global Financial Services         110,326      58.82%          64,897          45,429      158,388
Internet                          409,227      40.00%         163,691         245,536       51,412
Balanced                           22,459      39.84%           8,947          13,512       96,713
Managed                         3,122,484      41.02%       1,280,994       1,841,490           --
High-Yield Bond                   690,557      48.91%         337,732         352,825      128,160
Government Securities             704,991      45.21%         318,244         386,244      109,760
Tax Exempt Income                 146,578      47.26%          69,273          77,305       95,072
Money Market                      689,144       0.00%               0         689,144           --

                                                              1998
FUND                              (1)            (2)           (3)                (4)               (5)
----                          ------------       ---       ------------       ------------       --------
Growth                        $7,776,795         31%      $2,223,812         $5,552,983             --
Equity                            77,640         53%          33,324             44,316       $117,115
Growth and Income                309,113         40%         123,645            185,468        178,665
Equity Income                  1,030,099         40%         393,367            636,732        102,250
Capital Appreciation             944,606         66%         616,764            327,843             --
Small Company Growth             247,812         65%         172,622             75,250        196,438
Small Company Value              893,406         53%         476,304            417,102        126,994
International Growth             574,799         53%         304,305            270,493         73,295
Global Financial Services         14,156         47%           8,327              5,829         66,710
Government Securities            585,666         50%         269,028            316,639         80,305
High-Yield Bond                  623,478         50%         309,058            314,420        146,963
Tax-Exempt Income                138,737         45%          41,621             97,116         82,991
Managed                        3,103,061         --%       1,341,224          1,761,836             --
Money Market                     685,510         --%              --            385,510             --


         The Advisor has contractually agreed with the Corporation that it will reimburse such portion of the fees due to it under the Advisor's Agreement as is necessary to assure, for the period commencing January 1, 2001, and ending no earlier than May 1, 2002, that expenses incurred by the Funds will not exceed the following percentages of average daily net assets: Strategic Allocation (A) 1.50%; (B) 2.05%; (C) 2.05%; (Y) 1.05%; Total Return (A) 1.35%; (B) 1.90%; (C)
1.90%; (Y) 0.90%; Deep Value (A) 1.50%; (B) 2.05%; (C) 2.05%; (Y) 1.05%;Internet
(A) 1.90%; (B) 2.45%; (C) 2.45%; (Y) 1.45%; Global Technology (A) 1.90%; (B)
2.45%; (C) 2.45%; (Y) 1.45%; Global Financial Services (A) 1.75%; (B) 2.30%; (C)
2.30%; (Y) 1.30%; Small Company Growth (A) 1.85%; (B) 2.40%; (C) 2.40%; (Y)
1.40%; Small Company Value (A) 1.75%; (B) 2.30%; (C) 2.30%; (Y) 1.30%; Multi-Cap
Growth (A) 1.85%; (B) 2.40%; (C) 2.40%; (Y) 1.40%; International Growth (A)
1.85%; (B) 2.40%; (C) 2.40%; (Y) 1.40%; Global Socially Responsive: (A) 1.75%;
(B) 2.30%; (C) 2.30%; (Y) 1.30%; Growth (A) 1.60%; (B) 2.15%; (C) 2.15%; (Y)
1.15%; Equity (A) 1.60%; (B) 2.15%; (C) 2.15%; (Y) 1.15%; Equity Income (A)
1.50%; (B) 2.05%; (C) 2.05%; (Y) 1.05%; Growth and Income (A) 1.50%; (B) 2.05%;
(C) 2.05%; (Y) 1.05%; Capital Appreciation (A) 1.75%; (B) 2.30%; (C) 2.30%; (Y)
1.30%; Mergers and Acquisitions (4) 1.90%; (B) 2.45%; (C) 2.45%; (Y) 1.45%;
Managed (A) 1.50%; (B) 2.05%; (C) 2.05%; (Y) 1.05% Government Securities (A)
1.30%; (B) 1.85%; (C) 1.85%; (Y) 0.85%; Tax-Exempt Income (A) 1.10%; (B) 1.65%;
(C) 1.65%; (Y) 0.65%; High-Yield Bond (A) 1.30%; (B) 1.85%; (C) 1.85%; (Y)
0.85%; and Money Market (A) 0.70%; (B) 0.70%; (C) 0.70%; (Y) 0.70%. The Advisor
has contractually agreed with the Corporation that it will reimburse such portion of the fees due to it under the Advisor's Agreement as is necessary to assure until March 15, 2002 that expenses incurred by the Balanced Fund will not exceed the following percentages of average daily net assets: (A) 1.20%; (B) 1.75%; (C) 1.75%; (Y) 0.75%. The Fund Managers have advised the Corporation that they may assist in a portion of the above-referenced reimbursement from time to time.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder,the Advisor, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendering of services thereunder. The Agreement permits the Advisor to act as investment advisor for any other person or firm.

         The Advisor and the Corporation entered into an agreement pursuant to which the Advisor advanced on behalf of the Corporation $40,378 for expanding the series to include an Equity Fund and completing the appropriate registration under the Investment Company Act of 1940, the Securities Act of 1933, and certain state securities laws. The agreement provides that this amount will be repaid by the Fund, in five equal annual increments without interest, commencing at the end of the first fiscal year at which the Fund has total net assets of $5 million or more. The Fund has commenced such payments.

         The Advisor's Agreement authorizes the Advisor to enter into subadvisory agreements with various investment advisers as Fund Managers for the Funds. The Fund Manager's Agreements are substantially the same in all material respects except for the names of the Fund Managers and the rates of compensation, which consist of a portion of the management fee that is paid by the Corporation to the Advisor and which the Advisor pays to the Fund Managers.

         The Advisor and the Corporation have received an exemptive order from the Securities and Exchange Commission which permits the Corporation, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Fund Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Corporation this ongoing authority. With Board approval, the Advisor is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Manager Agreements or enter into a new Agreement with that Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Manager Agreements that occur under these arrangements.

                           FUND MANAGER ARRANGEMENTS

         The following table sets forth certain information about the Fund Managers for each Fund.


Fund                                        Name and Control Persons           Fee Paid by the Advisor to the
                                               of the Fund Manager             Fund Manager as a Percentage of
                                                                                  Average Daily Net Assets
--------------------------------------------------------------------------------------------------------------------

Multi-Cap Growth Fund                   Fred Alger Management, Inc.      0.40% for assets under management.
                                        ("Alger") is owned by its
                                        employees.

Small Company Growth Fund               William D. Witter, Inc.          0.65% for assets under management
                                        is owned by its employees.       up to $50 million; 0.55% for assets
                                                                         under management for the next
                                                                         $50 million; and 0.45% for assets
                                                                         thereafter.

Small Company Value Fund                GAMCO Investors, Inc.            0.40% for assets under management
                                        ("GAMCO") is a wholly-           up to $1 billion and 0.30% for
                                        owed subsidiary of               assets in excess of $1 billion.
                                        Gabelli Asset Management Inc.

Capital Appreciation Fund               Marsico Capital Management,      0.45% for assets under management.
                                        LLC ("Marsico") is owned 50%
                                        by Bank of America Corp.
                                        ("Bank of America") and 50% by
                                        its employees. Marsico and
                                        Bank of America have entered
                                        into an agreement for Bank of
                                        America to purchase the
                                        remaining shares of does not
                                        already own.

Deep Value Fund                         Wellington Management Company,   0.40% for assets up to
                                        LLP ("Wellington Management")    $100 million and
                                        is owned by its partners.        0.30% thereafter.

Equity Fund                             TCW Investment Management        0.40% for assets under management
                                        Company ("TCW") is a majority    up to $100,000,000 and 0.30%
                                        owned subsidiary of SG Asset     thereafter.
                                        Management, a wholly-owned
                                        subsidiary of Societe Generale
                                        Group.

Equity Income Fund                      1740 Advisers, Inc.              0.30% for assets under management
                                        is a subsidiary of MONY.         up to $100,000,000; 0.25% on the
                                                                         next $100,000,000; and 0.20%
                                                                         thereafter.

Growth Fund                             Montag & Caldwell, Inc.          0.30% for assets under management
                                        ("Montag & Caldwell")            up to $100,000,000; 0.25% for
                                        is a wholly-owned                assets from $100,000,000 to
                                        subsidiary of The Chicago        $200,000,000; and 0.20% for assets
                                        Trust Company, which is an       greater than $200,000,000.
                                        indirect wholly-owned
                                        subsidiary of ABN AMRO
                                        North America Holding Company.


Growth and Income Fund                  Retirement System                0.30% for assets under management
                                        Investors Inc. is a              up to $100,000,000; 0.25% on the
                                        subsidiary of Retirement         next $100,000,000; and 0.20% for
                                        System Group Inc.                assets greater than $200,000,000.

International Growth Fund               Vontobel USA Inc.                0.40% for assets under management
                                        is a wholly-owned subsidiary     up to $100,000,000; 0.35% for
                                        of Bank J. Vontobel of Zurich,   assets under management from
                                        Switzerland.                     $100,000,000 to $200,000,000;
                                                                         0.325% for assets from
                                                                         $200,000,000 to $500,000,000;
                                                                         and 0.25% for assets greater than
                                                                         $500,000,000.

Global Financial Services Fund          Sanford C. Bernstein &           0.50% for assets up to $100 million;
                                        Co., LLC ("Sanford               0.40% for assets from $100 million
                                        Bernstein") is an indirect       to $300 million; 0.30% for assets
                                        wholly-owned subsidiary          over $300 million.
                                        of Alliance Capital
                                        Management, L.P.

Global Socially Responsive Fund         Rockefeller & Co., Inc.          .45% for assets up to $100 million;
                                        is a wholly-owned subsidiary     0.40% for assets from $100 million to
                                        of Rockefeller Financial         $200 million; 0.30% for assets over
                                        Services, Inc., which is in      $200 million.
                                        turn owned by or for the
                                        benefit of members of the
                                        Rockefeller family through
                                        the Rockefeller Trust.

Global Technology Fund                  Alger is owned by its            0.65% for assets up to $50 million;
                                        employees.                       0.55% for assets from $50 million
                                                                         to $100 million; and 0.45% for assets
                                                                         greater than $100 million.

Internet Fund                           Alger is owned by its            0.40% for assets under management.
                                        employees.




Mergers and Acquisitions Fund           GAMCO is a wholly-owned          0.45% for assets under management up
                                        subsidiary of Gabelli Asset      to $100,000,000 and 0.40% for assets
                                        Management Inc.                  greater than $100 million.

Balanced Fund                           Montag & Caldwell is             0.30% for assets under management
                                        controlled by Alleghany,         up to $100,000,000; 0.25% for
                                        which has entered into an        assets from $100,000,000 to
                                        agreement to be acquired by      $200,000,000; and 0.20% for assets
                                        ABN AMRO.                        greater than $200,000,000.

Managed Fund                            Wellington Management            0.35% for assets under management
                                        is owned by its partners.        up to $100,000,000 and 0.30% for
                                                                         assets in excess of $100,000,000.

                                        Sanford Bernstein is an          0.40% for assets under management up
                                        indirect wholly-owned            to $10,000,000; 0.30% for the next
                                        subsidiary of Alliance           $40,000,000 of assets under management
                                        Capital Management, L.P.         (up to $50,000,000); 0.20% on the next
                                                                         $50,000,000 of assets under management
                                                                         (up to $100,000,000); and 0.10% for assets
                                                                         in excess of $100,000,000.

Strategic Allocation Fund               Brinson Advisors is a            0.40% for assets under management up to
                                        wholly owned subsidiary          $100 million and 0.35% for assets in
                                        of UBS Americas Inc.             excess of $100 million.

Government Securities Fund              TCW, a wholly-owned              0.30% for assets under management
                                        subsidiary of TCW                up to $50,000,000 and 0.25% for
                                        Management Company, a            assets under management greater
                                        Nevada corporation,              than $50,000,000.
                                        whose direct and indirect
                                        subsidiaries, including
                                        Trust Company of the
                                        West and TCW Asset
                                        Management Company,
                                        provides a variety of trust,
                                        investment management
                                        and investment advisory
                                        services.

High-Yield Bond Fund                    Caywood-Scholl Capital           0.30% for assets under management
                                        Management is a wholly-          up to $100,000,000 and 0.25% for
                                        owned subsidiary of              assets above $100,000,000.
                                        RCM Global Investors
                                        LLC, an affiliate of
                                        Dresdner Bank AG, which has
                                        entered into an agreement
                                        to merge with Allianz AG.

Tax-Exempt Income Fund                  MBIA Capital                     0.15% for assets under
                                        Management Corp.                 management.
                                        is a wholly-owned
                                        subsidiary of MBIA, Inc.

Total Return Fund                       Pacific Investment Management    0.25% for assets under management.
                                        Company is an indirect
                                        subsidiary of Allianz AG.

Money Market Fund                       Enterprise Capital is a          0.35% for assets under
                                        wholly-owned second tier         management.
                                        subsidiary of The MONY
                                        Group Inc.

         The Advisor is the Fund Manager of the Money Market Fund. It utilizes the services of MONY employees for certain services relating to management of the Fund. These services include but are not limited to the initial credit review of approved issuers and trading. All such services are provided on a cost reimbursement basis.

Distributor's Agreements and Plans of Distribution

         The Distributor is a subsidiary of Enterprise Capital Management, Inc. The Distributor's principal business address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

         Class A, Class B and Class C shares of each Fund have adopted a separate Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, Class A, Class B and Class C shares of each of the Funds are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the continuous distribution of shares of the Fund and an account maintenance fee for shareholder servicing. There is no Distribution Plan in effect for Class Y shares.

         Class A Shares. Class A shares of each Fund (except Money Market Fund) pay the Distributor an account maintenance and distribution fee at the annual rate of 0.45% of each Fund's average daily net assets attributable to Class A shares.

         Class B Shares. Class B shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets attributable to Class B shares. Class B shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of 0.25% of each Fund's average daily net assets.

         Class C Shares. Class C shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets attributable to Class C shares. Class C shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of 0.25% of each Fund's average daily net assets attributable to Class C shares.

         Use of Distribution and Account Maintenance Fees. All or a portion of the distribution fees paid by Class A, B or C shares may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the account maintenance fees paid by the Class A, Class B or Class C shares may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plans are not limited to amounts actually paid or expenses actually incurred by the Distributor but cannot exceed the maximum rate set by the Plans or by the Board. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Corporation's expenses from what they would otherwise be. The Board reviews the Corporation's distribution and account maintenance fee payments and may reduce or eliminate the fee at any time without further obligation of the Corporation.

         In addition to distribution and account maintenance fees paid by the Corporation under Class A, Class B and Class C Plans, the Advisor (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

                        Distribution Fees and Commissions


                                                                                                         TRAVEL,
                                                                                                         TELEPHONE &
           DISTRIBUTION       COMMISSION         CDSC               COMMISSIONS        MARKETING &       OTHER
           FEES PAID TO       & SALES FEES       COLLECTED &        AND FEES PAID      ADVERTISING       AUTHORIZED
           THE                PAID TO THE        PAID TO THE        TO DEALERS         FEES PAID         FEES PAID
           DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR
           ------------       -------------      -------------      --------------     ------------      ------------
2000        $32,156,262       $2,702,689          $ 437,658          $24,130,641        $ 6,483,911       $ 9,601,950
1999        $22,438,284       $2,621,461          $ 237,178          $17,142,646        $ 4,958,374       $ 7,895,940
1998        $12,899,177       $1,943,513          $  69,676          $ 8,641,680        $ 3,653,072       $ 5,150,111

-----------------

Miscellaneous

         The terms of each of the Advisor's Agreement, the Distributor's Agreements and 12b-1 Plans, the Transfer Agent Agreement, the Accounting Agreement and the Fund Manager's Agreements (each an "Agreement," and collectively, the "Agreements") provide that each such Agreement: (i) will automatically terminate upon "assignment," as such term is defined in the Investment Company Act of 1940; (ii) must be approved annually by the Corporation's Board of Directors or by vote of a majority of the outstanding voting securities; and (iii) must be approved annually in person by vote of a majority of the Directors of the Corporation who are not parties to such contract or "interested persons" (as such term is defined in the Investment Company Act of 1940) of such party. Each Agreement further provides that it can be terminated without penalty by either party thereto upon 60 days written notice to the other party.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         Information concerning purchase and redemption of shares of the Funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

         Each Fund offers four separate classes of shares: Class A, B, C and Y shares. Each Class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the Classes have separate exchange privileges. In addition, the income attributable to each Class and the dividends payable on the shares of each Class will be reduced by the amount of the distribution fee or service fee, if any, payable by that Class. The distribution-related fees paid with respect to any Class will not be used to finance the distribution expenditures of another Class. Sales personnel may receive different compensation for selling different Classes of shares.

         Fund shares are purchased at the net asset value (plus, with the exception of the Money Market Fund Class A shares and Class Y shares of each fund, the applicable sales charge) next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The sales charge may be imposed, at the election of the investor, at the time of purchase (Class A shares) or may be deferred (Class B and C shares and Class A shares in excess of $1,000,000). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Initial Sales Charge Waivers and Reductions

         No sales charge applies to purchases of Class A shares by any of the following: (a) selling brokers, their employees and their registered representatives; (b) employees, clients or direct referrals of any Fund Manager or of Evaluation Associates, Inc. ("EAI"); (c) directors, former directors, employees or retirees of the Fund or of The MONY Group Inc. and its subsidiaries; (d) family including spouses, parents, siblings, children, grandchildren and employee benefit plans of any of (a), (b) and (c) above; (e) certain employee benefit plans qualified under Sections 401 and 403 of the IRC, including salary reduction plans qualified under Section 401(k) of IRC and certain payroll deduction plans, subject to minimum requirements with respect to number of participants or plan assets which may be established by the Distributor; (f) MONY and its subsidiaries; (g) clients of fee-based financial planners; (h) financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and (i) investors who purchase Fund shares with the proceeds from the redemption of shares of a mutual fund managed by Nicholas-Applegate Capital Management for which they paid an initial sales charge, provided that the investment in the Fund is made within 45 days of redemption.

         In addition, members of certain associations, fraternal groups, franchise organizations and unions may enter into an agreement with the Distributor which allows members to purchase Class A shares at a sales load equal to 75% of the applicable sales charge, subject to minimum requirements, with respect to number of participants or plan assets which may be established by the Distributor. The Dealer Discount will also be adjusted in like manner.

         An investor seeking a reduction in sales charge with respect to a waiver of sales charge by reason of being a member of the above-described groups, must describe the basis for the requested reduction or waiver in documents accompanying any new investment. The

Corporation may terminate, or amend the terms of, offering shares of a Fund at net asset value or at a reduced sales charge at any time.

Exemptions from Class A, B and C CDSC

         No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Fund, other than the Class A Money Market fund where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

         In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Fund although a CDSC will be imposed on shares (when redeemed) of the acquired Fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

         Special Fiduciary Relationships. The CDSC will not apply with respect to purchase of Class A shares for which the seller dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the provisions of the such dealer agrees to the reimbursement provision described below, no sales charge will be imposed on sales of $1,000,000 or more and the Distributor will pay to the selling dealer a commission described in the Prospectus.

         For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to the Distributor pursuant to the Fund's Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

CDSC Waivers and Reductions

         The CDSC will be waived in the event of: (a) distributions to participants or beneficiaries and redemptions (other than redemption of the entire plan) by certain plans, including participant-directed qualified retirement qualified under Section 401(a) of the IRC or from custodial accounts under the IRC Section 403(b)(7), individual retirement accounts under the IRC
Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (d) withdrawals under a systematic withdrawal plan where the annual withdrawal does not exceed 10% of the net asset value of the account (only for Class B shares); and (e) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. The CDSC will also be waived for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2 and required minimum distributions after age 70 1/2. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B, or C shares if within 180 days after such redemption, the proceeds are invested in the same class of shares in the same and/or another Fund.

Services for Investors

         For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Corporation.

         AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same Class of Fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

         AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the Funds in amounts of $25 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. The minimum initial investment for this Plan is $100. Forms authorizing this service are available from the Corporation.

         AUTOMATIC INVESTMENT PLAN. An investor may debit any Class of a Fund Account on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The Fund from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Fund, or they may open a new account subject to an initial minimum investment of $100.

         Letter of Intent Investments. Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

         Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.

         Right of Accumulation Discount. Investors who make an additional purchase of Class A shares of a Fund which, when combined with the value of their existing aggregate holdings of shares of a Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "Shareholder Account Information-Class A Shares-Initial Sales Charge Option" in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, or participant in, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

         Checkwriting. A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Advisor. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

         Systematic Withdrawal Plan. Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the Fund(s)at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day's closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

         Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

         Retirement Plans. The Corporation offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax adviser if you are uncertain that the plan is appropriate for your needs.

Conversion of Class B Shares

         Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the IRC. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

Exchange Privilege

         An exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

         In the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other distributions and excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

         Shares of a Fund which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a Fund which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" onto the holding period for the newly acquired shares of the other Enterprise Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

         Exchange of Class A Shares. You may exchange your Class A shares for Class A shares of any other Fund. Class A shares of any Fund cannot be exchanged for Class B, C or Y shares of any other Fund.

         Exchange of Class B Shares. Class B shares of all Fund are exchangeable for Class B shares of any other Enterprise Fund. Class B shares of any Fund cannot be exchanged for Class A, C or Y shares of any other Fund.

         Exchange of Class C Shares. Class C shares of all Funds are exchangeable for Class C shares of any other Fund. Class C shares of any Fund cannot be exchanged for Class A, B or Y shares of any other Fund.

         Exchange of Class Y Shares. Class Y shares of all Funds are exchangeable for Class Y shares of any other Fund. Class Y shares of any Fund cannot be exchanged for Class A, B or C shares of any other Fund.

         The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanged into existing accounts are not subject to minimum amount. Original investment in the Money Market Fund which are transferred to other Funds are not considered Fund exchanges but purchases.

Redemptions -- General

         Payment for redeemed shares is ordinarily made within seven days after receipt by the corporation's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the securities and exchange commission; (2) an emergency, as defined by the Securities and Exchange Commission, exists making trading of fund securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension or delay.

         As more fully described above under "Exchange Privilege," a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the Fund under certain circumstances.

         The Corporation reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

Redemptions in Kind

         The Corporation's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. In order to meet the requirements of certain state laws, the Corporation has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Corporation at the beginning of such period. If shares are redeemed through a distribution of the recipient would incur brokerage commissions upon the sale of such securities.

Determination of Net Asset Value

         The net asset value of each Fund's shares is determined once daily as of the close of regular trading on the NYSE on each day on which the NYSE is open for trading. The Funds may own securities that are primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Funds do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Funds. The net asset value per share is effective as of the time of computation.

         The net asset value of the Money Market Fund is computed by dividing the total value of the Fund's assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the Fund securities at amortized cost, pursuant to Rule 2a-7. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is slightly higher or lower than the price the Fund would receive if it sold its securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund's securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for those instruments. If a deviation of 1/2 of 1% or more between the $1.00 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board of Directors believes will result in dilution or other unfair results material to shareholders, the Board of Directors will consider what action, if any, should be initiated. The Money Market Fund seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value.

         The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of the Fund holding higher yielding securities can be expected to increase; when yields increase, the market value of the Fund invested at lower yields can be expected to decline. In addition, if the Fund has net redemptions at a time when interest rates have increased, the Fund may be forced to sell Fund securities prior to maturity at a price below the Fund's carrying value. Also, rather than market value, any yield quoted may be different from the yield that would result if the entire Fund were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

         All Funds calculate a share's daily net asset value by dividing the net assets of the Fund by the number of shares then outstanding of such Fund.

         Computation of Offering Price Per Share. The following are examples of the offering price calculation for each class of shares of the Growth Fund and the Money Market Fund based on the value of their net assets and number of shares outstanding on December 31, 2000. The methodology employed in calculating the offering price per share in the Growth Fund example would apply to all other Funds, except the Money Market Fund.

                                       Growth Fund
                     -----------------------------------------------------
                     Class A        Class B      Class C       Class Y
                     ---------      -------      -------       -------
Net Assets.........  $1,029,589,648 $736,423,019 $253,833,544  $67,749,465
                     -------------- ------------ ------------  -----------
Number of
Shares
Outstanding........      50,172,157   37,260,964   12,666,315    3,163,263
                     -------------- ------------ ------------  -----------
Net Asset
Value Per
Share (net
assets divided
by number of
shares) ...........  $        20.52 $      19.76 $      20.04  $     21.42
                     -------------- ------------ ------------  -----------
Sales charge
for Class A
Shares: 4.75%
of offering
price (4.99% of
net asset value
per share)*........  $         1.02           **           **           **
                     -------------- ------------ ------------  -----------

Offering Price.....  $        21.54 $      19.76 $      20.04  $     21.42
                     -------------- ------------ ------------  -----------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B, Class C, and Class Y shares are not subject to an initial charge. However, Class B and Class C shares may be subject to a CDSC on redemption of shares.

                                      Money Market Fund
                       --------------------------------------------------
                       Class A       Class B      Class C      Class Y
                       -----------   ----------   ---------    ----------
Net Assets.........    $272,224,730  $28,096,250  $8,709,326   $2,665,361
                       ------------  -----------  ----------   ----------
Number of
Shares
Outstanding........     272,224,730   28,096,250   8,709,326    2,665,361
                       ------------  -----------  ----------   ----------
Net Asset
Value Per
Share (net
assets divided
by number of
shares) ...........    $      1.00   $      1.00  $     1.00   $     1.00
                       -----------   -----------  -----------  ----------
Sales charge
for Class A
Shares: 4.75%
of offering
price (4.99% of
net asset value
per share)*........              **           **          **           **
                       ------------  -----------  ----------   ----------

Offering Price.....    $       1.00  $      1.00  $     1.00   $     1.00
                       ------------  -----------  ----------   ----------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B, Class C and Class Y shares and Money Market are not subject to an initial charge. However, Class B and Class C shares may be subject to a CDSC on redemption of shares.

                         Fund Transactions and Brokerage

         Each Fund Manager selects the brokerage firms which complete portfolio transactions for that Fund, subject to the overall direction and review of the Advisor and the Board of Directors of the Corporation.

         The initial criterion which must be met by any Fund Manager in selecting brokers and dealers to effect securities transactions for a Fund is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Fund Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

         Subject to this primary objective, the Fund Managers may select for brokerage transactions those firms which furnish brokerage and research services, including analyses and reports concerning issuers, industries, securities, economic factors and trends, to the Corporation, the Advisor, and the respective Fund Managers, or those firms who agree to pay certain of the Corporation's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Corporation. If in the judgment of the Fund Manager the Fund will be benefitted by supplemental research services, a broker furnishing such services may be paid brokerage commissions which are in excess of commissions which another broker may have charged for effecting the same transaction. Fund Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws.

         The following table sets forth the amounts of the brokerage commissions paid to broker-dealers by each Fund for the fiscal year ended December 31, 2000.

         Information with respect to the Mergers and Acquisitions Funds Deep Value Fund, Total Return Fund and Strategic Allocation Fund is not provided because these Funds commenced operation in 2001.

Fund                         Aggregate                                 Brokerage Commissions       Brokerage Commissions Paid
                             Brokerage           Brokerage             Paid to Affiliated Broker-  to Affiliated Broker-Dealers
                             Commission Paid     Commissions Paid To   Dealers as a Percentage of  as a Percentage of the Fund's
                             on Transactions in  Affiliated Broker-    the Fund's Aggregate        Aggregate Dollar Amount of
                             the Fund's          Dealers               Commissions Paid            Transactions Involving
                             Securities                                                            Brokerage Commissions
---------------------------------------------------------------------------------------------------------------------------

Multi-Cap Growth               293,421             293,018                99.86%                       0.10%
Small Company Growth            81,110               2,796                 3.45%                       0.01%
Small Company Value            675,811             595,741                88.15%                       0.21%
Capital Appreciation           439,943              46,222                10.51%                       0.01%
Equity                          76,677               1,460                 1.90%                       0.00%
Growth                       2,111,347              82,164                 3.89%                       0.00%
Equity Income                  162,985               5,700                 3.50%                       0.00%
Global Socially Responsive       3,988                  18                 0.45%                       0.00%
Internet                       389,157             388,562                99.85%                       0.10%
Global Technology               40,804              28,180                69.06%                       0.05%
Global Financial Services       28,310              13,650                48.22%                       0.06%
Managed                        231,098              68,450                29.62%                       0.03%
Balanced                        10,835                 379                 3.50%                       0.00%
High-Yield Bond                    226                   0                 0.00%                       0.00%
International Growth           392,480                   0                 0.00%                       0.00%
Growth and Income               88,737                   0                 0.00%                       0.00%

         The aggregate brokerage commissions paid by the Funds on transactions for the fiscal year ended December 31, 2000, December 31, 1999 and December 31, 1998 were $5,026,929, $3,483,593, and $2,222,948, respectively.

                             PERFORMANCE COMPARISONS

         From time to time the Corporation may advertise a Fund's average annual total return, other total return data, or yield. Total return and yield are calculated separately for Class A, Class B, Class C and Class Y shares. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

         Average annual total return is calculated by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redemption value according to the following formula: Average annual total return is computed assuming all dividends and distributions are reinvested when received and taking into account all applicable recurring and nonrecurring expenses.

                                  P(1+T)N=ERV

Where:    P   = a hypothetical initial payment of $1,000
          T   = average annual total return
          N   = number of years
          ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the specified periods at the end of the specified periods.

         Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data may be quoted. Actual annual or annualized total return data generally will be lower than average total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

         Yield quotations for the Funds, other than the Money Market Fund, is calculated by dividing net investment income of a Fund per share earned during a 30 day period by the maximum offering price per share on the last day of the period according to the following formula:

                             Yield=2[(a-b/cd+1)6-1]

Where:    a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period, that were entitled to receive dividends.
          d = the maximum offer price per share on the last day of the period.

         Yield quotations for the Money Market Fund will be computed based on a seven day period by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical change reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The effective yield of the Money Market Fund for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

              Effective Yield=[(Base Period Return + 1)365/7]-1.

         The Money Market Fund's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, fund expenses and other factors.

         A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

         Any distribution rate, yield or total rate of return figure should not be considered as representative of the performance of a Fund in the future. In addition, the Income Funds' performance figures are not directly comparable to those of bank deposits and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. These Funds' net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Funds, but also on the changes in the current value of such securities and on changes in the Funds' expenses. For narrative discussions of the Fund's performance including graphs comparing Funds to various securities indices, please request a copy of an Annual Report to Shareholders from the Corporation.

         From time to time, a Fund's performance and performance of comparable investments may be compared to that of the Consumer Price Index or various unmanaged indices such as the Dow Jones Industrial Average, the S&P 500, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, Lehman Brothers Mortgage Backed Index, Lehman Brothers Municipal Bond Index, Morgan Stanley Goldmine Index, the Salomon Smith Barney Low Grade Index, the Salomon Smith Barney Analytical Record of Yield and Yield Spreads, the Salomon Smith Barney Corporate Bond Rate-of-Return Index, and the Salomon Smith Barney World Money Market Index, Bond-20 Bond Index; and it may also be compared to the performance of other appropriate fixed income or equity mutual funds or mutual fund indices as reported by Lipper Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. Investors may also look to mutual fund reporting services such as Computer Directions Advisor Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc. and mortgage trade and other publications to compare the performance of each Fund with other mutual funds in that Fund's category. Also, a Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, included but not limited to stocks, bonds, certificates of deposit, money market deposit accounts, money market funds and US Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Betas utilized will be calculated by CDA Investment Technologies, Inc.

         The Corporation's performance may be compared in advertising to the performance of other mutual funds in general or the performance of particular types of mutual funds, especially those with similar objectives. Lipper, an independent mutual fund performance rating service headquartered in Summit, New Jersey, provides rankings which may be used from time to time.

         From time to time, articles about the Corporation regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue Mutual Funds and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Corporation. Reference to or reprints of such articles may be used in the Corporation's promotional literature.

         The Money Market Fund may compare its performance in advertising to the yield on Certificates of Deposit ("CDs") or other investments issued by banks. The Money Market Fund differs from bank investments in that bank products offer fixed or variable rates; principal is fixed and may be insured. Money market funds seek to maintain a stable net asset value and yield fluctuates. Further, the Fund may offer greater liquidity or higher potential returns than CDs.

         The Corporation may advertise examples of the effects of periodic investment plans, including the principal of dollar cost averaging. Dollar cost averaging programs provide an opportunity to invest a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when the price is high and more shares when the price is low. While such a strategy does not assure a profit guard against loss in a declining market, the investor's cost per share can be lower if fixed numbers of shares had been purchased at periodic intervals. In evaluating such a plan, consideration should be given to the shareholder's ability to continue purchasing shares through periods of low price levels.

                                      TAXES

         In order to qualify for federal income tax treatment as a regulated investment company under Subchapter M of the IRC for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or options thereon, and certain other related income); (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

         Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the provisions of the IRC as amended. For purposes of the IRC, each Fund is regarded as a separate regulated investment company. If any Fund qualifies as a "regulated investment company" and complies with distribution requirements applicable to regulated investment companies, the Fund will be relieved of federal income tax on the income and capital gains distributed to shareholders.

         Dividends declared from a Fund's net investment income, including its net realized short-term capital gains in excess of its net realized long-term capital losses, are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Fund complies with certain requirements, some or all of the dividends paid out of the Fund's income from dividends paid by domestic corporations received by the Fund's corporate shareholders may qualify for the 70% dividends received deduction available to corporations. Dividends paid by the Income Funds and the International/Global Funds are not expected to be eligible for dividends received deductions.

         Distributions declared from a Fund's realized net capital gain (realized net capital gains from the sale of assets held for more than 12 months in excess of realized net short-term capital losses) and designated by the Fund as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as capital gain without regard to the length of time a shareholder has held stock of the Fund and regardless of whether paid in cash or additional shares. Capital gain dividends received by individuals are currently taxed at the minimum rate of 20%, with the exception of any qualified 5 year gains distributed by the funds, which may be taxed at more preferable rates depending on a shareholders tax situation.

         The Funds may be required to withhold for federal income taxes 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months and long-term gain taxable at the current maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares were held for more than 12 months. A sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         In certain circumstances (e.g., an exchange), a shareholder who has held shares in a Fund for not more than 90 days may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon the sale or exchange of shares of the Fund.

         No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.


Tax-Exempt Income Fund

         Dividends derived from interest on Municipal Securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount (whether on taxable or tax-exempt securities) realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to only the income distributions made by the Fund during each year. As with shares in all Funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

         The Tax-Exempt Income Fund declares daily and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

         Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for the alternative minimum tax at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the corporate alternative minimum tax. In higher income brackets, up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Fund, is taken into account in determining that portion of Social Security benefits which is taxed.

         All or a portion of the interest incurred by a shareholder to purchase or carry an investment in the Tax-Exempt Income Fund will not be deductible.

         The treatment for state and local tax purposes of distribution from the Tax-Exempt Income Fund representing Municipal Securities interests will vary according to the laws of state and local taxing authorities.

Foreign Income Taxes

         Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested within various countries is not known. The Corporation intends to operate so as to obtain treaty-reduced rates of tax where applicable.

 To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund may elect to "pass through" to the Fund's shareholders credits for foreign income taxes paid.


Excise Tax

         The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet certain specified distribution requirements.

General

         The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service in published revenue rulings and in private letter rulings and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent IRC sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Funds and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the federal, state, and local tax treatment of each account.

         Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                           DIVIDENDS AND DISTRIBUTIONS

         It is the Corporation's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Fund. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Fund will consist of substantially all dividends received, interest accrued, net short-term capital gains realized by such Fund less the applicable expenses of such Fund.

         Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Fund at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Funds will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Funds until the shareholder notifies the Transfer Agent or the Corporation in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

         Distributions of capital gains from each of the Funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income of the Sector/Specialty Funds, Aggressive Stock Funds, Stock Funds (except the Equity Income Fund), International/Global Funds and the Managed Fund are declared and paid at least annually. Dividends from net investment income for the Equity Income Fund are currently paid semiannually. Dividends from net investment income for the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains for the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.

         Although the legal rights of each Class of shares are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.

                             ADDITIONAL INFORMATION

Capital Stock

         The authorized capital stock of the Corporation consists of Common Stock, par value 1/1000 of a cent per share. The shares of Common Stock are divided into 30 series with each series representing a separate Fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new Classes will be authorized by the Board from time to time as new Funds with separate investment objectives and policies are established.

         Each Class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of any Fund are entitled to redeem their shares as set forth in the Prospectus. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectus.

Voting Rights

         Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. The Corporation's shareholders have the right to vote on the election of Directors of the

Corporation and on any and all other matters on which, by law or the provisions of the Corporation's bylaws, they may be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all of the Directors of the Corporation, in which event the holders of the remaining shares are unable to elect any person as a Director.

         On matters relating to all Funds or Classes of shares and affecting all Funds or Class of shares in the same manner, shareholders of all Funds or Classes of shares are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required. Each Class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

         The Corporation and its Funds are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Corporation, or the Investment Company Act of 1940. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                            REPORTS TO SHAREHOLDERS

         The Corporation sends to all its shareholders annual and semiannual reports.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company whose address is One Heritage Drive, The Joseph Palmer Building, North Quincy, Massachusetts, 02171, has been retained to act as custodian of the assets of the Corporation. The custodian is responsible for safeguarding and controlling the cash and securities of the Funds, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.

         National Financial Data Services, Inc. acts as the Corporation's Transfer Agent and Dividend Disbursing Agent. National Financial Data Services, Inc. is a joint venture of State Street Bank & Trust Company of Boston, Massachusetts, and DST Systems, Inc. of Kansas City, Missouri.




                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, whose address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, has been retained to serve as the Corporation's independent accountants. The independent accountants are responsible for auditing the annual financial statements of the Funds.

                              FINANCIAL STATEMENTS


The Corporation's Semi-Annual Report dated June 30, 2001, which was filed with the Securities & Exchange Commission on August 28, 2001 (accession number 0000950168-01-500916), and the Corporation's Annual Report dated December 31, 2000, which was filed with the Securities & Exchange Commission on February 21, 2000 (accession number 0000950168-01-000338), are hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES


MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

    ---------------------
    (1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately B, speculative with respect to the issuer's capacity to pay interest and repay principal in
CCC, accordance with the terms of the obligation. BB indicates the lowest degree of
CC speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    ----------------------
    (2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

    DESCRIPTION OF MUNICIPAL SECURITIES

         Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short-term obligations generally having a maturity of less than nine months.

         New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

         Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings.

    Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

FLOATING RATE AND VARIABLE RATE SECURITIES

         The Tax-Exempt Income Fund may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                      The Enterprise Group of Funds, Inc.
                            Atlanta Financial Center
                               450 Peachtree St.
                               Atlanta, GA 30326
                      STATEMENT OF ADDITIONAL INFORMATION



Mid-Cap Growth Fund
Global Health Care Fund


         This Statement of Additional Information is not a prospectus and should be read in conjunction with The Enterprise Group of Funds, Inc. (the "Corporation") Prospectus dated December 14, 2001 which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing to the Corporation at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling the Corporation at the following numbers:

                                 1-800-432-4320
                                 1-800-368-3527 (SHAREHOLDER SERVICES)

         The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

         The date of this Statement of Additional Information is December 14, 2001.


                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Organization...............................................................B-2
Securities Descriptions and Techniques.....................................B-2
Investment Restrictions...................................................B-16
Management of the Corporation.............................................B-18
Fund Manager Arrangements.................................................B-23
Investment Advisory and Other Services....................................B-22
         Investment Advisory Agreement....................................B-22
         Distributor's Agreements And Plans Of Distribution...............B-26
         Miscellaneous....................................................B-27
Purchase, Redemption and Pricing of Securities Being Offered..............B-27
         Initial Sales Charge Waivers and Reductions......................B-28
         Exemptions from Class A, B and C CDSC............................B-29
         CDSC Waivers and Reductions......................................B-29
         Services For Investors...........................................B-30
         Conversion of Class B shares.....................................B-32
         Exchange Privilege...............................................B-33
         Redemptions In Kind..............................................B-33
         Determination Of Net Asset Value.................................B-34
Fund Transactions and Brokerage...........................................B-37
Performance Comparisons...................................................B-38
Taxes.....................................................................B-41
Dividends and Distributions...............................................B-44
Additional Information....................................................B-45
Custodian, Transfer and Dividends Disbursing Agent........................B-46
Independent Accountants...................................................B-46
Financial Statements......................................................B-46
Appendix A................................................................B-47
Appendix B................................................................B-49


                                  Organization

         The Enterprise Group of Funds, Inc. (the "Corporation"), an open-end management investment company, was incorporated in Maryland on January 2, 1968, as Alpha Fund, Inc. On September 14, 1987, the Corporation's name was changed to The Enterprise Group of Funds, Inc. and the Corporation's common stock was divided into series, each representing shares of a separate fund of the Corporation (each a "Fund," and collectively the "Funds"). Effective May 1, 1990, the Corporation added its Money Market Fund. Effective October 1, 1993, the Corporation added its Small Company Value Fund and effective October 3, 1994, the Corporation added its Managed Fund. Effective May 1, 1995, the Corporation added Class B and Class Y Shares. Effective May 1, 1997, the Corporation added Class C Shares and the Equity, Growth and Income and Small Company Growth Funds. Effective October 1, 1998, the Corporation added its Global Financial Services Fund. Effective July 1, 1999, the Corporation added the Multi-Cap Growth Fund, the Internet Fund and the Balanced Fund. Effective June 30, 2000 the Corporation added the Global Technology Fund. Effective September 29, 2000, the Corporation added the Global Socially Responsive Fund. Effective February 28, 2001, the Corporation added the Mergers and Acquisitions Fund. Effective May 31, 2001, the Corporation added the Deep Value Fund. Effective August 31, 2001, the Corporation added the Total Return Fund and the Strategic Allocation Fund. A separate statement of Additional Information is available for the aforementioned Funds. Effective October 31, 2000, the Corporation added the Global Health Care Fund, Mid-Cap Fund, Large-Cap Fund, International Core Growth Fund, Emerging Countries Fund, Worldwide Growth Fund and Convertible Securities Fund. Effective December 14, 2001, following a reorganization, all of the assets of the Large-Cap Fund were transferred into the Equity Fund; all of the assets of the Convertible Securities Fund were transferred into the Mid-Cap Growth Fund; and all of the assets of the Emerging Countries, International Core Growth and Worldwide Growth Funds were transferred into the International Growth Fund. This Statement of Additional Information relates to Mid-Cap Growth Fund and Global Health Care Funds, which are managed by Nicholas-Applegate Capital Management. Each Fund is diversified (except for the Global Health Care Fund), as that term is defined in the Investment Company Act of 1940.

                     Securities Descriptions and Techniques

          The following discussion provides the various principal and non-principal investment policies and techniques employed by the Funds.

EQUITY SECURITIES:

         COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

         PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

         WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

         DEPOSITARY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depositary receipts may be sponsored by the foreign issuer or may be unsponsored. The Funds may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depositary receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depositary receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.

         CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.

changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Funds treat convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

FIXED INCOME SECURITIES:

         CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.

         ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.

         There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.

         COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

         BANK INSTRUMENTS are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.

         DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

         GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Fannie Mae, Freddie Mac and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Investment Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Investment Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

FOREIGN SECURITIES:

         Foreign securities are securities of issuers based outside the U.S. They are primarily denominated in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.

         FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risk.

         FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

         Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

         EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. Each Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.

         EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

                RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

         Each Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its investment objectives and polices. A Fund may not invest in derivatives if, immediately thereafter, more than 10% of its net assets would be hedged. A Fund also may not invest in such securities if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the Fund's net assets.

         RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Fund Manager's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Fund Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

         INDEX AND CURRENCY-LINKED SECURITIES are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

         U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

         Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

         Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

         ASSET BACKED SECURITIES are payable from pools of obligations other than mortgages. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. However, most asset backed securities involve consumer or commercial debts with maturities of less than ten years. Asset backed securities may take the form of commercial paper or notes, in addition to pass through certificates. Asset backed securities may also resemble some types of CMOs, such as Floaters, Inverse Floaters, IOs and POs.

         Historically, borrowers are more likely to refinance their mortgage than any other type of consumer debt or short term commercial debt. In addition, some asset backed securities use prepayment to buy addition assets, rather than paying off the securities. Therefore, although asset backed securities may have some prepayment risks, they generally do not present the same degree of risk as mortgage backed securities.

         SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.

         OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Funds may:

- Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.

- Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.

- Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

         STOCK INDEX OPTIONS. Each Fund may also purchase put and call options with respect to U.S. and global stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which they intend to purchase or sell, or to reduce risks inherent in the ongoing management of the Funds.

         The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Fund Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, A Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

         FOREIGN CURRENCY OPTIONS. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

         As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

         FORWARD CURRENCY CONTRACTS. Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

         FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.

         The Funds may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.

         INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

         The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         OPTIONS ON FUTURES CONTRACTS. The Funds may purchase options on the futures contracts they can purchase or sell, as described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

         Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

         RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

         When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.

         Although the Funds intend to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin.

         Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Successful use of futures by a Fund depends on the Fund Manager's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS

         Excepts as described below under "Non Hedging Strategic Transactions", a Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

         Upon the purchase of futures contracts, a Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Directors of the Corporation may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of a Fund.

INTEREST RATE AND CURRENCY SWAPS:

         For hedging purposes, each Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

         CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

         SWAP OPTIONS. Each Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

         SECURITIES SWAPS. Each Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

         INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.

         RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

         A Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Corporation's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

         A Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

                              SPECIAL TRANSACTIONS

         TEMPORARY INVESTMENTS. The Funds may temporarily depart from their principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. A Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by a Fund may result in a Fund failing to achieve its investment objective.

         INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

         "ROLL" TRANSACTIONS. Each Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         A Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. A Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.

                       NON-HEDGING STRATEGIC TRANSACTIONS

         Each Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Global Health Care Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved.

Each Fund's net loss exposure resulting from transactions will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps".

         REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement . If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.

         A Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Investment Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

         REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.

         WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, a Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

         The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.

         When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         BORROWING. Each Fund may borrow money through lines of credit, reverse repurchase agreements, and other techniques. All borrowings by a Fund cannot exceed one-third of a Fund's total assets.

         The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Fund Manager. The Funds may lend securities only to financial institutions such as banks, broker/ dealers and other recognized institutional investors in amounts up to 30% of the Fund's total assets. These loans earn income for the Funds and are fully collateralized by cash, securities or letters of credit. The Funds invest cash collateral in securities of other investment companies managed in accordance with Rule 2a-7 of the Investment Company Act of 1940 ("money market mutual funds"). The Funds might experience a loss if the financial institution defaults on the loan.

         The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 102% of the value of domestic and 105% of the value of foreign securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the collateral to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

         SHORT SALES. Certain Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

         In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

         Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. [IF SUCH SECURITIES ARE SUBJECT TO PURCHASE BY INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A PROMULGATED BY THE COMMISSION UNDER THE SECURITIES ACT, THE CORPORATION'S BOARD OF DIRECTORS HAS DETERMINED THAT SUCH SECURITIES ARE NOT ILLIQUID SECURITIES NOTWITHSTANDING THEIR LEGAL OR CONTRACTUAL RESTRICTIONS ON RESALE. IN ALL OTHER CASES, HOWEVER, SECURITIES SUBJECT TO RESTRICTIONS ON RESALE WILL BE DEEMED ILLIQUID.] Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested in purchasing such securities.

         The Global Health Care and Emerging Countries Funds may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Funds treat foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

                                 DIVERSIFICATION

         Each Fund (except the Global Health Care Fund) is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Fund may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer. The Global Health Care Fund is a non-diversified fund for Investment Company Act purposes but is diversified for Internal Revenue Code purposes. Under the Internal Revenue Code the Funds must have at least 50% of the value of their total assets represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Fund may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.

         To the extent that the Global Health Care Fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

                             INVESTMENT RESTRICTIONS

         THE CORPORATION, ON BEHALF OF THE FUNDS, HAS ADOPTED THE FOLLOWING FUNDAMENTAL POLICIES THAT CANNOT BE CHANGED WITHOUT THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE APPROPRIATE FUND (AS DEFINED IN THE INVESTMENT COMPANY ACT).

         All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

         The investment objective of each Fund is a fundamental policy. In addition, no Fund:

         1. May (except the Global Health Care Fund) invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies or instrumentalities. [THE GLOBAL HEALTH CARE FUND, WITH RESPECT TO 50% OF THE VALUE OF THE FUND'S TOTAL ASSETS, WILL NOT PURCHASE SECURITIES OF ANY ONE ISSUER (OTHER THAN CASH, CASH ITEMS, OR SECURITIES ISSUED OR GUARANTEED BY THE GOVERNMENT OF THE UNITED STATES OR ITS AGENCIES OR INSTRUMENTALITIES) IF AS A RESULT MORE THAN 5% OF THE VALUE OF ITS TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF THAT ISSUER, AND THE FUND WILL NOT ACQUIRE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER.]


         2. May purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management.

         3. May (except the Global Health Care Fund, which may invest at least 25%) invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities.

         4. May purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

         5. May make commercial loans of money, except that a Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

         6. May borrow money on a secured or unsecured basis, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

         7. May pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions.

         8. May underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

         9. May invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

         10. May purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

                  except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

         11.      May invest in securities of other investment companies, except
                  (a) in compliance with the Investment Company Act; or (b) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

         12. May issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

         13. May enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

         14. May purchase or write options on securities, except for hedging purposes (except in the case of the Global Health Care Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund's net assets would be hedged; and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

         Following an affirmative proxy vote, the following fundamental investment restrictions will apply to all Funds.

The Funds may not:


         (1) Purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Securities and Exchange Commission ("SEC") release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").


         (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

         (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Fund's investment strategies as reflected in its prospectus and statement of additional information (collectively, the "Prospectus") a Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         (5) Purchase any security if, as a result 25% or more of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.


         The Funds may make loans, including loans of assets of the Funds, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Fund's investment objective.

         For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Funds total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

         For purposes of Investment Restriction 5, the Fund rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Fund Managers intend to manage each Fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund's current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

         The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of the Funds are expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund's investment portfolio were replaced once in a period of one year.

                          MANAGEMENT OF THE CORPORATION

         The Board of Directors of the Corporation is responsible for the management of the business of the Corporation under the laws of Maryland, and it is primarily responsible for reviewing the activities of Enterprise Capital Management, Inc. (the "Advisor"), the various Fund Managers and Enterprise Fund Distributors, Inc. (the "Distributor" or "EFD") under the Investment Advisor's Agreement, the Fund Manager's Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Corporation and its Funds.

         The Directors and officers of the Corporation, and their principal occupations during the past five years, are set forth below. Directors who are "interested persons", as defined in the Investment Company are denoted by an asterisk. As to their duties relative to the Corporation, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326.



NAME, AGE AND POSITION WITH                PRINCIPAL OCCUPATION
THE CORPORATION                            PAST FIVE YEARS
----------------------------               --------------------
Arthur T. Dietz (77)                       President, ATD Advisory Corp. since 1996; President and
Director                                   Chief Executive Officer, Strategic Portfolio Management, Inc.,
Member of the Audit Committee              1987-1995; Mills B. Lane Professor of Finance and
                                           Banking, Emory University, 1954-1988; Chairman, First
                                           Atlanta Investments, 1998-present; Trustee, Enterprise
                                           Accumulation Trust.

*Samuel J. Foti (49)                       President and Chief Operating Officer, MONY Life
Director                                   Insurance Company of New York ("MONY"), since 1994;
                                           Executive Vice President, MONY, (1991-1994); Trustee,
                                           MONY, since 1993; Senior Vice President, MONY 1989 -
                                           1991; Director, MONY Life Insurance Co. of America,
                                           since 1989; Director, MONY Brokerage, Inc., since 1990;
                                           Director, MONY International Holdings, Inc., since 1994;
                                           Director, MONY Life Insurance Company of the Americas,
                                           Ltd. since 1994; Director, MONY Bank & Trust Co. of the
                                           Americas, Ltd., Director, since 1994; Director, Life Insurance
                                           Marketing and Research Associates, 1996-1997; Trustee, Enterprise
                                           Accumulation Trust; Director, The American College.

Arthur Howell (83)                         Of Counsel, law firm of Alston & Bird, Atlanta, Georgia
Director                                   since 1987; Chairman, Summit Industries, Inc.
Chairman of Audit Committee                (manufacturer) ("Summit"), President, Summit 1954-2000;
                                           Chairman Emeritus, Crescent Banking Co., 2000-present;
                                           Chairman, Crescent Banking Co., Inc., 1985-2000; Chairman,
                                           Jonesheirs, 1954-2000; Jonesheirs, Inc. ("Jonesheirs")
                                           (licensing entity) 2000-present; President, Jonesheirs 1954-2000;
                                           Trustee, Enterprise Accumulation Trust.

William A. Mitchell, Jr. (61)              Chairman/CEO, Carter & Associates (real estate development),
Director                                   Atlanta, Georgia since 1994; Director, John Wieland Homes
                                           (commercial residential builders) since 1992; Trustee,
                                           Enterprise Accumulation Trust.

Lonnie H. Pope (67)                        Chief Executive Officer, Longleaf Industries, Inc.
Director                                   (chemical manufacturing) (1996-present); formerly President and
Member of the Audit Committee              Chief Executive Officer of AFF, Inc. (aromatics manufacturing)
                                           from 1987 to 1998; Trustee, Enterprise Accumulation Trust.

*Michael I. Roth (55)                      Chairman and Chief Executive Officer, MONY, since 1993;
Director                                   President and Chief Executive Officer, MONY, 1991-
                                           1993; President and Chief Operating Officer, MONY Life,
                                           1991 to 1993; Director, MONY Life Insurance Company of
                                           America since 1991; 1740 Advisers, Inc., since 1992;
                                           MONY CS, Inc., since 1989; Executive Vice President and
                                           Chief Financial Officer, MONY 1989-1991; Executive Vice President
                                           and Chief Financial Officer, Primerica Corporation, 1987;
                                           Executive Vice President, Primerica Corporation, 1982-1987;
                                           Director, American Council of Life Insurance (ACLI); Director;
                                           The Life Insurance Counsel of New York; Director, Pitney Bowes,
                                           Inc.; Director, Promus Hotel Corporation; Director, Insurance
                                           Marketplace Standards Association; Director, Enterprise
                                           Foundation (a charitable foundation which develops housing and which is not affiliated with The Enterprise Group of Funds, Inc.);
                                           Director, Metropolitan Development Association of Syracuse and
                                           Central New York; Director, Lincoln Center for the Performing Arts
                                           Leadership Committee; Trustee, Enterprise Accumulation Trust.


*Victor Ugolyn (53)                        Chairman, President and Chief Executive Officer, The
Director                                   Enterprise Group of Funds, Inc. since 1991; Chairman,
                                           President and Chief Executive Officer, Enterprise Capital
                                           Management, Inc. and Enterprise Fund Distributors, Inc. since
                                           1991; Chairman, President and Chief Executive Officer,
                                           Enterprise Accumulation Trust; Chairman, Enterprise International
                                           Group of Funds; Vice Chairman and Chief Marketing Officer,
                                           Value Line Securities, Inc. (1986-1991).

Catherine R. McClellan (45)
Secretary                                  Secretary, Enterprise Accumulation Trust since 1994;
                                           Senior Vice President, Secretary and Chief Counsel,
                                           Enterprise Capital Management, Inc. since 1989;
                                           Senior Vice President, Secretary and Chief Counsel,
                                           Enterprise Fund Distributors, Inc. since 1989.

Herbert M. Williamson (50)                 Assistant Secretary and Treasurer, Enterprise Accumulation
Treasurer                                  Trust, Enterprise Capital Management, Inc. and Enterprise
                                           Fund Distributors, Inc. since 1989.

Phillip G. Goff (37)                       Senior Vice President and Chief Financial Officer,
Vice President                             Enterprise Fund Distributors, Inc., 2001 - present;
                                           Vice President and Chief Financial Officer, Enterprise
                                           Accumulation Trust, Enterprise Capital Management, Inc.,
                                           1995 - present, and Enterprise Fund Distributors, Inc.
                                           1995 - 2001; Audit Manager, Coopers & Lybrand LLP, 1991 - 1995.


* Messrs. Foti, Roth and Ugolyn are "interested persons" of the Corporation, of the Advisor, and of the Distributor, as that term is defined in the Investment Company Act of 1940.

         Arthur T. Dietz, Arthur Howell and Lonnie H. Pope also serve on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full

Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Arthur T. Dietz and Victor Ugolyn also serve on the Valuation Committee of the Board of Directors.

         The Corporation pays fees to those directors who are not "interested persons" of the Corporation at the rate of $12,500 per director per year plus $625 for each regular, special or committee meeting attended. The Corporation pays no salaries, fees or compensation to any of its officers, since these expenses are borne by the Advisor. No fees were paid to the "interested" Directors of the Corporation.

         The following sets forth compensation paid to each of the Directors during fiscal year 2000:

(1)                 (2)                (3)              (4)              (5)
Name                Aggregate          Pension or       Estimated        Total
                    Compensa-          Retirement       Annual           Compensation
                    tion from          Benefits         Benefits         from the
                    the Corporation    Accrued as       upon             Corporation
                                       part of          Retirement       and Fund
                                       Fund                              Complex
                                       Expenses                          paid to
                                                                         Directors*
Arthur T. Dietz     $20,138            None             None             $36,250
Arthur Howell       $19,513            None             None             $36,625
William A.
 Mitchell, Jr.      $18,888            None             None             $33,750
Lonnie H. Pope      $20,138            None             None             $36,250

* Each Director received fees for services as a Trustee of Enterprise Accumulation Trust.

         Directors, former directors, employees or retirees of the Corporation, or of MONY and its subsidiaries and members of their families, or MONY and its subsidiaries and any employee benefit plans of the foregoing may purchase Class A and Class Y shares at net asset value.

         As of February 28, 2001, the officers and Directors as a group owned less than one percent of the shares of each Fund and no shareholder of record or beneficially owned 5% or more of a Fund's shares outstanding.

         The Funds, the Advisor and the Distributor have adopted a Code of Ethics which permits officers and employees to invest in securities for their own accounts, subject to certain restrictions. The Code of Ethics is on file with the SEC and available through the SEC's EDGAR system.
         The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of February 1, 2001:


                                             Shares         Percent
                                             ------         -------
Mid-Cap Growth Class A
----------------------
MONY                                         30,000.00       5.68%
Attn: Michael Maher
1740 Broadway
New York, NY 10019

Mid-Cap Growth Class B
----------------------
MONY                                         30,000.00       5.99%
Attn: Michael Maher
1740 Broadway
New York, NY 10019

Mid-Cap Growth Class C
----------------------
Merrill Lynch                                84,162.61      24.99%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

MONY                                         30,000.00       8.91%
Attn: Michael Maher
1740 Broadway
New York, NY 10019

Mid-Cap Growth Class Y
----------------------
Merrill Lynch                                 6,447.88      30.62%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

MONY                                         10,000.00      47.49%
Attn: Michael Maher
1740 Broadway
New York, NY 10019

Global Health Care Class C
--------------------------
Merrill Lynch                                74,957.60      20.12%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

MONY                                         30,000.00       8.05%
Attn: Michael Maher
1740 Broadway
New York, NY 10019

Global Health Care Class Y
--------------------------
MONY                                         10,000.00      31.36%
Attn: Michael Maher
1740 Broadway
New York, NY 10019

Enterprise Capital Management 401K            2,000.00       6.27%
Phillip Goff
3343 Peachtree Rd NE
Suite 450
Atlanta, GA 30326

Enterprise Capital management 401K            3,390.32      10.63%
Alan Patterson
3343 Peachtree Rd NE
Suite 450
Atlanta, GA 30326

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

         The Corporation, on behalf of each Fund, has entered into an Investment Advisory Agreement (the "Advisor's Agreement") with the Advisor which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers. The Advisor is a subsidiary of MONY Life Insurance Company ("MONY"), one of the nation's largest insurance companies, and is a second-tier subsidiary of The MONY Group Inc. The Advisor was incorporated in 1986. The Advisor's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Fund, is also Chairman of the Board and President of the Advisor.

         The Advisor's Agreement obligates the Advisor to provide investment advisory services to the Funds, to furnish the Corporation with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Corporation. Each Fund pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Fund also pays a portion of the Corporation's general administrative expenses. These expenses are allocated to the Funds either on the basis of their asset size, on the basis of special needs of any Fund, or equally as is deemed appropriate. These expenses include expenses such as: directors' fees; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; printing and issuance of stock certificates; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Fund's shares under the federal and state securities laws; and any other expenses properly payable by the Corporation that are allocable to the respective Funds. Litigation costs, if any, may be directly allocable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors annually reviews allocation of expenses among the Funds and has been determined that this is an appropriate method of allocation of expenses.

         The table below sets forth the 2000 breakdown by Fund of (1) the investment advisory fee paid to the Advisor, (2) the percentage of the investment advisory fee to be paid by the Advisor to the Fund Manager, (3) the fund management fee paid by the Advisor to the Fund Manager, (4) the net investment advisory fee left to the Advisor after payment of the fund management fee, and (5) the amount of the expense reimbursement paid by the Advisor to the Fund.

Fund                                 (1)        (2)         (3)       (4)        (5)
--------------------------------------------------------------------------------------
Mid-Cap Growth                      3,595      58.00%      2,085     1,510      65,231
Global Health Care                 10,398      59.82%      6,220     4,178      70,699
--------------------------------------------------------------------------------------

         The Advisor has contractually agreed with the Corporation that it will reimburse such portion of the fees due to it under the Advisor's Agreement as is necessary to assure, for the period ending no earlier than May 1, 2002, that expenses incurred by the Funds will not exceed the following percentages of average daily net assets: Global Health Care (A) 1.85%; (B) 2.40%; (C) 2.40%;
(Y) 1.40%; Mid-Cap Growth (A) 1.60%; (B) 2.15%; (C) 2.15%; (Y) 1.15%. The Fund
Manager has advised the Corporation that it may assist in a portion of the above-referenced reimbursement from time to time.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder,the Advisor, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendering of services thereunder. The Agreement permits the Advisor to act as investment advisor for any other person or firm.

         The Advisor's Agreement authorizes the Advisor to enter into subadvisory agreements with various investment advisers as Fund Managers for the Funds. The Fund Manager's Agreements are substantially the same in all material respects except for the names of the Fund Managers and the rates of compensation, which consist of a portion of the management fee that is paid by the Corporation to the Advisor and which the Advisor pays to the Fund Managers.

         The Advisor and the Corporation have received an exemptive order from the Securities and Exchange Commission which permits the Corporation, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Fund Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Corporation this ongoing authority. With Board approval, the Advisor is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Manager Agreements or enter into a new Agreement with that Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Manager Agreements that occur under these arrangements.

                           FUND MANAGER ARRANGEMENTS

         The Fund Manager for each Fund is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

         The Fund Manager was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. It is now a wholly-owned subsidiary of Allianz AG.

         Personnel of the Fund Manager may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all partners' and employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. For example, all personal trades in most securities require pre-clearance and participation in initial public offerings is prohibited. In addition, restrictions on the timing of all personal investing in relation to trades by the Funds and on short-term trading having been adopted.

         The following table sets forth the fee paid by the Advisor to the Fund Manager for each Fund.

Fund                                         Fee Paid by the Advisor to the
                                             Fund Manager as a Percentage of
                                                Average Daily Net Assets
--------------------------------------------------------------------------------

Global Health Care Fund                 0.60% on the first $50 million; 0.50% on
                                        the next $450 million; 0.45% on the next
                                        $500 million; 0.425% thereafter.


Mid-Cap Growth Fund                     0.4375% on the first $50 million;
                                        0.375% on the next $450 million;
                                        0.3375% on the next $500 million;
                                        0.325% thereafter.

Distributor's Agreements and Plans of Distribution

         The Distributor is a subsidiary of Enterprise Capital Management, Inc. The Distributor's principal business address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

         Class A, Class B and Class C shares of each Fund have adopted a separate Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, Class A, Class B and Class C shares of each of the Funds are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the continuous distribution of shares of the Fund and an account maintenance fee for shareholder servicing. There is no Distribution Plan in effect for Class Y shares.

         Class A Shares. Class A shares of each Fund (except Money Market Fund) pay the Distributor an account maintenance and distribution fee at the annual rate of 0.45% of each Fund's average daily net assets attributable to Class A shares.

         Class B Shares. Class B shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets attributable to Class B shares. Class B shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of 0.25% of each Fund's average daily net assets.

         Class C Shares. Class C shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets attributable to Class C shares. Class C shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of 0.25% of each Fund's average daily net assets attributable to Class C shares.

         Use of Distribution and Account Maintenance Fees. All or a portion of the distribution fees paid by Class A, B or C shares may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the account maintenance fees paid by the Class A, Class B or Class C shares may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plans are not limited to amounts actually paid or expenses actually incurred by the Distributor but cannot exceed the maximum rate set by the Plans or by the Board. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Corporation's expenses from what they would otherwise be. The Board reviews the Corporation's distribution and account maintenance fee payments and may reduce or eliminate the fee at any time without further obligation of the Corporation.

         In addition to distribution and account maintenance fees paid by the Corporation under Class A, Class B and Class C Plans, the Advisor (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

                        Distribution Fees and Commissions


                                                                                                         TRAVEL,
                                                                                                         TELEPHONE &
           DISTRIBUTION       COMMISSION         CDSC               COMMISSIONS        MARKETING &       OTHER
           FEES PAID TO       & SALES FEES       COLLECTED &        AND FEES PAID      ADVERTISING       AUTHORIZED
           THE                PAID TO THE        PAID TO THE        TO DEALERS         FEES PAID         FEES PAID
           DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR
           ------------       -------------      -------------      --------------     ------------      ------------

2000        $32,156,262       $2,702,689          $ 437,658          $24,130,641        $ 6,483,911       $ 9,601,951
1999        $22,438,284       $2,621,461          $ 237,178          $17,142,646        $ 4,958,374       $ 7,895,940
1998        $12,899,177       $1,943,513          $  69,676          $ 8,641,680        $ 3,653,072       $ 5,150,111

Miscellaneous

         The terms of each of the Advisor's Agreement, the Distributor's Agreements and 12b-1 Plans, the Transfer Agent Agreement, the Accounting Agreement and the Fund Manager's Agreements (each an "Agreement," and collectively, the "Agreements") provide that each such Agreement: (i) will automatically terminate upon "assignment," as such term is defined in the Investment Company Act of 1940; (ii) must be approved annually by the Corporation's Board of Directors or by vote of a majority of the outstanding voting securities; and (iii) must be approved annually in person by vote of a majority of the Directors of the Corporation who are not parties to such contract or "interested persons" (as such term is defined in the Investment Company Act of 1940) of such party. Each Agreement further provides that it can be terminated without penalty by either party thereto upon 60 days written notice to the other party.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         Information concerning purchase and redemption of shares of the Funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

         Each Fund offers four separate classes of shares: Class A, B, C and Y shares. Each Class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the Classes have separate exchange privileges. In addition, the income attributable to each Class and the dividends payable on the shares of each Class will be reduced by the amount of the distribution fee or service fee, if any, payable by that Class. The distribution-related fees paid with respect to any Class will not be used to finance the distribution expenditures of another Class. Sales personnel may receive different compensation for selling different Classes of shares.

         Fund shares are purchased at the net asset value (plus, with the exception of the Money Market Fund Class A shares and Class Y shares of each fund, the applicable sales charge) next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The sales charge may be imposed, at the election of the investor, at the time of purchase (Class A shares) or may be deferred (Class B and C shares and Class A shares in excess of $1,000,000). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Initial Sales Charge Waivers and Reductions

         No sales charge applies to purchases of Class A shares by any of the following: (a) selling brokers, their employees and their registered representatives; (b) employees, clients or direct referrals of any Fund Manager or of Evaluation Associates, Inc. ("EAI"); (c) directors, former directors, employees or retirees of the Fund or of The MONY Group Inc. and its subsidiaries; (d) family including spouses, parents, siblings, children, grandchildren and employee benefit plans of any of (a), (b) and (c) above; (e) certain employee benefit plans qualified under Sections 401 and 403 of the IRC, including salary reduction plans qualified under Section 401(k) of IRC and certain payroll deduction plans, subject to minimum requirements with respect to number of participants or plan assets which may be established by the Distributor; (f) MONY and its subsidiaries; (g) clients of fee-based financial planners; (h) financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and (i) investors who purchase Fund shares with the proceeds from the redemption of shares of a mutual fund managed by Nicholas-Applegate Capital Management for which they paid an initial sales charge, provided that the investment in the Fund is made within 45 days of redemption.


         In addition, members of certain associations, fraternal groups, franchise organizations and unions may enter into an agreement with the Distributor which allows members to purchase Class A shares at a sales load equal to 75% of the applicable sales charge, subject to minimum requirements, with respect to number of participants or plan assets which may be established by the Distributor. The Dealer Discount will also be adjusted in like manner.

         An investor seeking a reduction in sales charge with respect to a waiver of sales charge by reason of being a member of the above-described groups, must describe the basis for the requested reduction or waiver in documents accompanying any new investment. The

Corporation may terminate, or amend the terms of, offering shares of a Fund at net asset value or at a reduced sales charge at any time.

Exemptions from Class A, B and C CDSC

         No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Fund, other than the Class A Money Market fund where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

         In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Fund although a CDSC will be imposed on shares (when redeemed) of the acquired Fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

         Special Fiduciary Relationships. The CDSC will not apply with respect to purchase of Class A shares for which the seller dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the provisions of the such dealer agrees to the reimbursement provision described below, no sales charge will be imposed on sales of $1,000,000 or more and the Distributor will pay to the selling dealer a commission described in the Prospectus.

         For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to the Distributor pursuant to the Fund's Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

CDSC Waivers and Reductions

         The CDSC will be waived in the event of: (a) distributions to participants or beneficiaries and redemptions (other than redemption of the entire plan) by certain plans, including participant-directed qualified retirement qualified under Section 401(a) of the IRC or from custodial accounts under the IRC Section 403(b)(7), individual retirement accounts under the IRC
Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (d) withdrawals under a systematic withdrawal plan where the annual withdrawal does not exceed 10% of the net asset value of the account (only for Class B shares); and (e) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. The CDSC will also be waived for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2 and required minimum distributions after age 70 1/2. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B, or C shares if within 180 days after such redemption, the proceeds are invested in the same class of shares in the same and/or another Fund.

Services for Investors

         For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Corporation.

         AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same Class of Fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

         AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the Funds in amounts of $25 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. The minimum initial investment for this Plan is $100. Forms authorizing this service are available from the Corporation.

         AUTOMATIC INVESTMENT PLAN. An investor may debit any Class of a Fund Account on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The Fund from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Fund, or they may open a new account subject to an initial minimum investment of $100.

         Letter of Intent Investments. Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

         Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.

         Right of Accumulation Discount. Investors who make an additional purchase of Class A shares of a Fund which, when combined with the value of their existing aggregate holdings of shares of a Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "Shareholder Account Information-Class A Shares-Initial Sales Charge Option" in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, or participant in, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

         Checkwriting. A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Advisor. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

         Systematic Withdrawal Plan. Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the Fund(s)at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day's closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

         Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

         Retirement Plans. The Corporation offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax adviser if you are uncertain that the plan is appropriate for your needs.

Conversion of Class B Shares

         Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the IRC. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

Exchange Privilege

         An exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

         Shares of a Fund which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a Fund which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" onto the holding period for the newly acquired shares of the other Enterprise Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

         Exchange of Class A Shares. You may exchange your Class A shares for Class A shares of any other Fund. Class A shares of any Fund cannot be exchanged for Class B, C or Y shares of any other Fund.

         Exchange of Class B Shares. Class B shares of all Fund are exchangeable for Class B shares of any other Enterprise Fund. Class B shares of any Fund cannot be exchanged for Class A, C or Y shares of any other Fund.

         Exchange of Class C Shares. Class C shares of all Funds are exchangeable for Class C shares of any other Fund. Class C shares of any Fund cannot be exchanged for Class A, B or Y shares of any other Fund.

         Exchange of Class Y Shares. Class Y shares of all Funds are exchangeable for Class Y shares of any other Fund. Class Y shares of any Fund cannot be exchanged for Class A, B or C shares of any other Fund.

         The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanged into existing accounts are not subject to minimum amount. Original investment in the Money Market Fund which are transferred to other Funds are not considered Fund exchanges but purchases.

Redemptions -- General

         Payment for redeemed shares is ordinarily made within seven days after receipt by the corporation's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the securities and exchange commission; (2) an emergency, as defined by the Securities and Exchange Commission, exists making trading of fund securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension or delay.

         The Corporation reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

Redemptions in Kind

         The Corporation's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. In order to meet the requirements of certain state laws, the Corporation has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Corporation at the beginning of such period. If shares are redeemed through a distribution of securities the recipient would incur brokerage commissions upon the sale of such securities.

Determination of Net Asset Value

         The net asset value of each Fund's shares is determined once daily as of the close of regular trading on the NYSE on each day on which the NYSE is open for trading. The Funds may own securities that are primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Funds do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Funds. The net asset value per share is effective as of the time of computation.

         The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of the Fund holding higher yielding securities can be expected to increase; when yields increase, the market value of the Fund invested at lower yields can be expected to decline. In addition, if the Fund has net redemptions at a time when interest rates have increased, the Fund may be forced to sell Fund securities prior to maturity at a price below the Fund's carrying value. Also, rather than market value, any yield quoted may be different from the yield that would result if the entire Fund were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

         The Funds calculate a share's daily net asset value by dividing the net assets of the Fund by the number of shares then outstanding of such Fund.

         Computation of Offering Price Per Share. The following is an example of the offering price calculation for each class of shares of the Enterprise Growth Fund based on the value of its net assets and number of shares outstanding on December 31, 2000. The methodology employed in calculating the offering price per share in this example would apply to all Funds.

                                            Growth Fund
                         -------------------------------------------------------
                             Class A       Class B        Class C      Class Y
                         --------------  ------------  ------------  -----------

Net Assets.............. $1,029,589,648  $736,423,019  $253,833,544  $67,749,465
                         --------------  ------------  ------------  -----------
Number of Shares
Outstanding ............     50,172,157    37,260,964    12,666,315    3,163,263
                         --------------  ------------  ------------  -----------
Net Asset Value Per
Share (net assets
divided by number
of shares) ............. $        20.52  $      19.76  $      20.04  $     21.42
                         --------------  ------------  ------------  -----------
Sales charge for
Class A Shares: 4.75%
of offering price
(4.99% of net asset
value per share)* ...... $         1.02            **            **           **
                         --------------  ------------  ------------  -----------
Offering Price ......... $        21.54  $      19.76  $      20.04  $     21.42
                         --------------  ------------  ------------  -----------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B, Class C, and Class Y shares are not subject to an initial charge. However, Class B and Class C shares may be subject to a CDSC on redemption of shares.

                         Fund Transactions and Brokerage

         Each Fund Manager selects the brokerage firms which complete portfolio transactions for that Fund, subject to the overall direction and review of the Advisor and the Board of Directors of the Corporation.

         The initial criterion which must be met by any Fund Manager in selecting brokers and dealers to effect securities transactions for a Fund is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Fund Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

         Subject to this primary objective, the Fund Managers may select for brokerage transactions those firms which furnish brokerage and research services, including analyses and reports concerning issuers, industries, securities, economic factors and trends, to the Corporation, the Advisor, and the respective Fund Managers, or those firms who agree to pay certain of the Corporation's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Corporation. If in the judgment of the Fund Manager the Fund will be benefitted by supplemental research services, a broker furnishing such services may be paid brokerage commissions which are in excess of commissions which another broker may have charged for effecting the same transaction. Fund Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws.

         The following table sets forth the amounts of the brokerage commissions paid to broker-dealers by each Fund for the fiscal year ended December 31, 2000.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Brokerage             Brokerage Commissions
                               Aggregate                                       Commission Paid to       Paid to Affiliated Broker-
                               Brokerage                                       Affiliated Broker-       Dealers as a Percentage of
                            Commission Paid            Brokerage             Dealers as a Percentage       the Fund's Aggregate
                            on Transactions         Commissions Paid              of the Fund's              Dollar Amount of
                             in the Fund's           To Affiliated                  Aggregate             Transactions Involving
Fund                           Securities            Broker-Dealers              Commission Paid          Brokerage Commissions
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap                           12,109                 282                         2.33%                        0.00%
Global Health Care                   8,310                   0                         0.00%                        0.00%

         The aggregate brokerage commissions paid by the Funds on transactions for the fiscal year ended December 31, 2000 were $45,552.

                             PERFORMANCE COMPARISONS

         From time to time the Corporation may advertise a Fund's average annual total return, other total return data, or yield. Total return and yield are calculated separately for Class A, Class B, Class C and Class Y shares. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

         Average annual total return is calculated by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redemption value according to the following formula: Average annual total return is computed assuming all dividends and distributions are reinvested when received and taking into account all applicable recurring and nonrecurring expenses.

                                  P(1+T)N=ERV

Where:    P   = a hypothetical initial payment of $1,000
          T   = average annual total return
          N   = number of years
          ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the specified periods at the end of the specified periods.

         Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data may be quoted. Actual annual or annualized total return data generally will be lower than average total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

         Yield quotations for the Funds, other than the Money Market Fund, is calculated by dividing net investment income of a Fund per share earned during a 30 day period by the maximum offering price per share on the last day of the period according to the following formula:

                             Yield=2[(a-b/cd+1)6-1]

Where:    a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period, that were entitled to receive dividends.
          d = the maximum offer price per share on the last day of the period.


         A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

         Any distribution rate, yield or total rate of return figure should not be considered as representative of the performance of a Fund in the future. In addition, the Convertible Securities Fund's performance figures are not directly comparable to those of bank deposits and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. This Fund's net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Fund, but also on the changes in the current value of such securities and on changes in the Fund's expenses. For narrative discussions of the Fund's performance including graphs comparing the Fund to various securities indices, please request a copy of an Annual Report to Shareholders from the Corporation.

         From time to time, a Fund's performance and performance of comparable investments may be compared to that of the Consumer Price Index or various unmanaged indices such as the Dow Jones Industrial Average, the S&P 500, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, Lehman Brothers Mortgage Backed Index, Lehman Brothers Municipal Bond Index, Morgan Stanley Goldmine Index, the Salomon Smith Barney Low Grade Index, the Salomon Smith Barney Analytical Record of Yield and Yield Spreads, the Salomon Smith Barney Corporate Bond Rate-of-Return Index, and the Salomon Smith Barney World Money Market Index, Bond-20 Bond Index; and it may also be compared to the performance of other appropriate fixed income or equity mutual funds or mutual fund indices as reported by Lipper Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. Investors may also look to mutual fund reporting services such as Computer Directions Advisor Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc. and mortgage trade and other publications to compare the performance of each Fund with other mutual funds in that Fund's category. Also, a Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, included but not limited to stocks, bonds, certificates of deposit, money market deposit accounts, money market funds and US Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Betas utilized will be calculated by CDA Investment Technologies, Inc.

         The Corporation's performance may be compared in advertising to the performance of other mutual funds in general or the performance of particular types of mutual funds, especially those with similar objectives. Lipper, an independent mutual fund performance rating service headquartered in Summit, New Jersey, provides rankings which may be used from time to time.

         From time to time, articles about the Corporation regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue Mutual Funds and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Corporation. Reference to or reprints of such articles may be used in the Corporation's promotional literature.

         The Corporation may advertise examples of the effects of periodic investment plans, including the principal of dollar cost averaging. Dollar cost averaging programs provide an opportunity to invest a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when the price is high and more shares when the price is low. While such a strategy does not assure a profit guard against loss in a declining market, the investor's cost per share can be lower if fixed numbers of shares had been purchased at periodic intervals. In evaluating such a plan, consideration should be given to the shareholder's ability to continue purchasing shares through periods of low price levels.

                                      TAXES

         In order to qualify for federal income tax treatment as a regulated investment company under Subchapter M of the IRC for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or options thereon, and certain other related income); (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

         Each Fund intends to qualify and elect to be treated as a "regulated investment company" under the provisions of the IRC as amended. For purposes of the IRC, each Fund is regarded as a separate regulated investment company. If any Fund qualifies as a "regulated investment company" and complies with distribution requirements applicable to regulated investment companies, the Fund will be relieved of federal income tax on the income and capital gains distributed to shareholders.

         Dividends declared from a Fund's net investment income, including its net realized short-term capital gains in excess of its net realized long-term capital losses, are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Fund complies with certain requirements, some or all of the dividends paid out of the Fund's income from dividends paid by domestic corporations received by the Fund's corporate shareholders may qualify for the 70% dividends received deduction available to corporations. Dividends paid by the International Core Growth, Emerging Countries, Worldwide Growth and Convertible Securities Funds are not expected to be eligible for the dividends received deductions.

         Distributions declared from a Fund's realized net capital gain (realized net capital gains from the sale of assets held for more than 12 months in excess of realized net short-term capital losses) and designated by the Fund as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as capital gain without regard to the length of time a shareholder has held stock of the Fund and regardless of whether paid in cash or additional shares. Capital gain dividends received by individuals are currently taxed at the rate of 20%.

         The Funds may be required to withhold for federal income taxes 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months and long-term gain currently taxable at the maximum rate of 20% if such shares were held for more than 12 months with the exception of any qualified 5 year gains distributed by the Funds, which may taxable at more preferable rates for certain shareholders. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares were held for more than 12 months. A sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         In certain circumstances (e.g., an exchange), a shareholder who has held shares in a Fund for not more than 90 days may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon the sale or exchange of shares of the Fund.

         No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.

Foreign Income Taxes

         Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested within various countries is not known. The Corporation intends to operate so as to obtain treaty-reduced rates of tax where applicable.

         To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund may elect to "pass through" to the Fund's shareholders credits for foreign income taxes paid.

Excise Tax

         The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet certain specified distribution requirements.

General

         The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service in published revenue rulings and in private letter rulings and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent IRC sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Funds and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the federal, state, and local tax treatment of each account.

         Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                           DIVIDENDS AND DISTRIBUTIONS

         It is the Corporation's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Fund. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Fund will consist of substantially all dividends received, interest accrued, net short-term capital gains realized by such Fund less the applicable expenses of such Fund.

         Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Fund at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Funds will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Funds until the shareholder notifies the Transfer Agent or the Corporation in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

         Distributions of capital gains, if any, from each of the Funds are made at least annually. Dividends from net investment income, if any, of the Funds are declared and paid at least annually.


         Although the legal rights of each Class of shares are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.

                             ADDITIONAL INFORMATION

Capital Stock

         The authorized capital stock of the Corporation consists of Common Stock, par value 1/1000 of a cent per share. The shares of Common Stock are divided into 27 series with each series representing a separate Fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new Classes will be authorized by the Board from time to time as new Funds with separate investment objectives and policies are established.

         Each Class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of any Fund are entitled to redeem their shares as set forth in the Prospectus. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectus.

Voting Rights

         Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. The Corporation's shareholders have the right to vote on the election of Directors of the

Corporation and on any and all other matters on which, by law or the provisions of the Corporation's bylaws, they may be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all of the Directors of the Corporation, in which event the holders of the remaining shares are unable to elect any person as a Director.

         On matters relating to all Funds or Classes of shares and affecting all Funds or Class of shares in the same manner, shareholders of all Funds or Classes of shares are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required. Each Class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

         The Corporation and its Funds are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Corporation, or the Investment Company Act of 1940. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                            REPORTS TO SHAREHOLDERS

         The Corporation sends to all its shareholders annual and semiannual reports.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company whose address is One Heritage Drive, The Joseph Palmer Building, North Quincy, Massachusetts, 02171, has been retained to act as custodian of the assets of the Corporation. The custodian is responsible for safeguarding and controlling the cash and securities of the Funds, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.

         National Financial Data Services, Inc. acts as the Corporation's Transfer Agent and Dividend Disbursing Agent. National Financial Data Services, Inc. is a joint venture of State Street Bank & Trust Company of Boston, Massachusetts, and DST Systems, Inc. of Kansas City, Missouri.




                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, whose address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, has been retained to serve as the Corporation's independent accountants. The independent accountants are responsible for auditing the annual financial statements of the Funds.

                              FINANCIAL STATEMENTS


         The Corporation's Semi-Annual Report dated June 30, 2001, which was filed with the Securities & Exchange Commission on August 28, 2001 (accession number 0000950168-01-500916), and the Corporation's Annual Report dated December 31, 2000, which was filed with the Securities and Exchange Commission on February 21, 2000 (accession number 0000950168-01-000338), are hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES


MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

    ---------------------
    (1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately B, speculative with respect to the issuer's capacity to pay interest and repay principal in
CCC, accordance with the terms of the obligation. BB indicates the lowest degree of
CC speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    ----------------------
    (2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

    DESCRIPTION OF MUNICIPAL SECURITIES

         Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short-term obligations generally having a maturity of less than nine months.

         New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

         Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings.

    Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

FLOATING RATE AND VARIABLE RATE SECURITIES

         The Tax-Exempt Income Fund may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.